As filed with the Securities and Exchange Commission on April 11, 2023
Registration Numbers 333-156911

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
Registration Statement
Under The Securities Act of 1933
Post-Effective Amendment No. 16
Brighthouse Life Insurance Company
(Registrant)
Brighthouse Life Insurance Company
(Depositor)
11225 North Community House Road, Charlotte, NC 28277
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, including area code: (980) 365-7100

Brighthouse Life Insurance Company
c/o The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
New Castle County
Wilmington, DE 19801
(302) 658-7581
(Name and Address of Agent for Service)
Copies to:
Dodie C. Kent
Ronald Coenen, Jr.
Eversheds Sutherland (US) LLP
The Grace Building, 40th Floor
1114 Avenue of the Americas
New York, NY 10036-7703
Approximate Date of Proposed Public Offering: On May 1, 2023 or as soon thereafter as practicable.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on May 1, 2023 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on (date) pursuant to paragraph (a)(1) of rule 485 under the Securities Act.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Brighthouse Retirement Perspectives
This prospectus describes BRP, Gold Track VSP (also referred to as "Very Small Plan" or "VSP"), and Unregistered Gold Track, each a group variable annuity contract (the “Contract”) issued by Brighthouse Life Insurance Company (the “Company,” “Us” or “We”) designed to fund 401(k) Plans and Keoghs. The Company is not a party to the Plan. Under some circumstances the Plans may also enter into agreements for services from a Third Party Administrator ("TPA"), whose services are separate and distinct from the Contracts, and a separate fee is payable to the TPA by the Plan. Amounts held under the Plans may be entitled to tax-deferred treatment under the Code. The Company no longer actively offers the Contract to new purchasers. Current Contract Owners may make additional Purchase Payments and enroll new Participants in the Plan funded by the Contract.
Purchase of this Contract through a Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if You are purchasing this Contract through a Plan, You should consider purchasing the Contract for its death benefit, Annuity option benefits or other non-tax related benefits.
The Contract’s value will vary daily to reflect the investment experience of the Funding Options (referred to as “Subaccounts” in Your Contract available through Brighthouse Separate Account QPN for Variable Annuities) You select and the interest credited to the Fixed Account.
The Fixed Account is described in a separate prospectus.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
The Contracts are not deposits of any bank, are not guaranteed by any bank or credit union, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Contracts may be subject to loss of principal.
Prospectus Dated: May 1, 2023

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Glossary
Accumulation Period — the period before the commencement of Annuity Payments.
Accumulation Unit — an accounting unit of measure used to calculate Contract Values before Annuity Payments begin.
Annuitant — a person on whose life the Maturity Date depends and Annuity Payments are made.
Annuity — payment of income for a stated period or amount.
Annuity Payments — a series of periodic payments (i) for life; (ii) for life with a minimum number of payments; (iii) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (iv) for a fixed period.
Annuity Period — the period following commencement of Annuity Payments.
Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.
Beneficiary(ies) — the person(s) or trustee designated to receive any remaining contractual benefits in the event of a Participant’s, Annuitant’s or Contract Owner’s death, as applicable.
Cash Surrender Value — the Contract Value less any amounts deducted upon a withdrawal or surrender, outstanding loans, if available under the Contract, any applicable Premium Taxes or other surrender charges not previously deducted.
Certificate — (if applicable) the document issued to Participants under a master group Contract. Any reference in this prospectus to the Contract includes the underlying Certificate.
Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.
Company (We, Us, Our) — Brighthouse Life Insurance Company.
Competing Fund — any investment option under the Plan, which, in Our opinion, consists primarily of fixed-income securities and/or money market instruments.
Contract — for convenience, means the Contract or Certificate (if applicable). For example, Contract Year also means Certificate Year.
Contract Date — the date on which the Contract is issued. For certain group Contracts, it is the date on which the Contract becomes effective, as shown on the specifications page of the Contract.
Contract Discontinuance — termination of the Contract by the Contract Owner of the Contract and all Certificates, if any.
Contract Owner — the person named in the Contract (on the specifications page). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract.
Contract Value/Account Value/Cash Value — the value of the Accumulation Units in Your Account (or a Participant’s Individual Account, if applicable) less any reductions for administrative charges (hereinafter referred to in this prospectus as Contract Value).
Contract Year — twelve-month periods beginning with the Contract Date, or any anniversary thereof.
Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to Us.
ERISA — The Employee Retirement Income Security Act of 1974, as amended, and all related laws and regulations which are in effect during the term of this Contract.
ERISA Disclosure and Acknowledgment Form — the document required under the Employee Retirement Income Security Act regarding commissions paid to agents involved in the Contract sale.
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Excess Plan Contributions — Plan contributions including excess deferrals, excess contributions, excess aggregate contributions, excess annual additions, and excess nondeductible contributions that require correction by the Plan Administrator.
Fixed Account — an account that consists of all of the assets under the Contract other than those in the Separate Account. The Fixed Account is part of the general assets of the Company.
Fixed Annuity — an Annuity payout option with payments which remain fixed as to dollar amount throughout the payment period and which do not vary with the investment experience of a Separate Account.
Funding Options — the variable investment options to which Purchase Payments under the Contract may be allocated. Funding Options are also referred to as “Subaccounts.”
Good Order — A request or transaction generally is considered in “Good Order” if it complies with Our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by Us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: Your completed application; Your Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Funding Options affected by the requested transaction; the signatures of all Contract Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that We may require, including any spousal or joint Contract Owner’s consents. With respect to Purchase Payments, Good Order also generally includes receipt by Us of sufficient funds to effect the purchase. We may, in Our sole discretion, determine whether any particular transaction request is in Good Order, and We reserve the right to change or waive any Good Order requirement at any time. If You have any questions, You should contact Us or Your financial representative (where applicable) before submitting the form or request.
Home Office — the Home Office of Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, or any other office that We may designate for the purpose of administering this Contract. For instructions on how to submit requests, elections, and inquiries, please see "Contract Owner Requests, Elections, and Inquiries."
Individual Account — an account under which Accumulation Units are credited to a Participant or Beneficiary under the Contract.
Maturity Date — the date on which the Annuity Payments are to begin.
Participant — an individual participating under a group Contract or an eligible person who is a member in the Plan.
Payment Option — an Annuity or income option elected under Your Contract.
Plan — for a group Contract, the plan or the arrangement used in a retirement plan or program whereby Purchase Payments and any gains are intended to qualify under Section 401 of the Code.
Plan Administrator — the corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.
Plan Termination — termination of Your Plan, including partial Plan Termination, as determined by Us.
Plan Trustee — the trustee specified in the Contract specifications.
Premium Tax — the amount of tax, if any, charged by the state or municipality on Purchase Payments.
Purchase Payments — the premium payment(s) applied to the Contract, less any Premium Taxes (if applicable).
Qualified Contract — a Contract used in a retirement Plan or program that is intended to qualify under Section 401 of the Code.
Separate Account — a segregated account, the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.
Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund. Subaccounts are also referred to as "Funding Options."
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Third Party Administrator (“TPA”) — an entity that has separately contracted with the Contract Owner to provide administrative and/or distribution services for the Plan.
Underlying Fund — a portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission (the "SEC")  in which the Subaccounts invest. May also be referred to as "Portfolio Company."
Valuation Date — a day on which the New York Stock Exchange (“NYSE”) is open for business. The value of each Subaccount is determined as of the close of regular trading on the NYSE on such days, typically 4:00 p.m. Eastern Time. A Valuation Date ends earlier than 4:00 p.m. Eastern Time if the NYSE closes early. It is expected that the NYSE will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Valuation Dates are also referred to herein as “Business Days.”
Valuation Period — the period between the end of one Valuation Date and the end of the next Valuation Date.
Variable Annuity — an Annuity payout option providing for payments varying in amount in accordance with the investment experience of the assets held in the underlying securities of the Separate Account.
Written Request — written instructions or information sent to Us in a form and content satisfactory to Us and received in Good Order at Our Home Office.
You, Your — “You,” depending on the context, may be the Certificate holder, the Participant or the Contract Owner and a natural person, a trust established for the benefit of a natural person or a charitable remainder trust, or a Plan (or the employer purchaser who has purchased the Contract on behalf of the Plan).
Your Account — Accumulation Units credited to You under this Contract.
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Important Information You Should Consider About the Contract

Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals
Your Contract will specify whether a surrender charge or a contingent deferred sales charge (“CDSC”) applies to amounts withdrawn from the
Contract.
For Contracts issued on or after May 24, 2005. If You withdraw money during the first 5Contract Years, You may be assessed a surrender charge of up to 5%, as a percentage of the amount withdrawn.
For Contracts issued before May 24, 2005. If You withdraw money during the first 8 Contract Years, You may be assessed a surrender charge of up to
5%, as a percentage of the amount withdrawn. Alternatively, Your Contract may provide for a CDSC of 5.5%, as percentage of each Purchase Payment, withdrawn for a period of five years from the date the Purchase Payment was made.
For example, if You invest $100,000 in the Contract and make an early withdrawal, You could pay a surrender charge of up to $5,000 or a CDSC of
$5,500.
Fee Table and Examples Charges and Deductions – Surrender Charge/Contingent Deferred Sales Charge
Transaction Charges
In addition to charges for early withdrawals, You may also be charged for other transactions. There may be taxes on Purchase Payments, loan initiation fees, and installation charges for Plans with small Participant accounts.
Transfer Fee. Currently, We do not charge for transfers. However, We reserve the right to charge for transfers after the first 12 transfers per year.
Fee Table and Examples Charges and Deductions
6

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have elected.
				Fee Table and Examples Charges and Deductions Appendix A: Underlying Funds Available Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.53%	1.53%
	Investment options (Portfolio Company fees and expenses)[2]	0.28%	1.44%
1 As a percentage of average daily net assets of the Separate Account. This charge also includes the Semi-Annual Administrative Charge.
2 As a percentage of Underlying Fund assets before temporary expense reimbursements and/or fee waivers.

Because Your Contract is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Contract, the following table shows the lowest and highest cost You could pay each year, based on current charges. This estimate assumes that You do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost $1,650	Highest Annual Cost $2,550
	Assumes:	Assumes:
	•Investment of $100,000 •5% annual appreciation •Least expensive Portfolio Company fees and expenses •No additional Purchase Payments, transfers, or withdrawals	•Investment of $100,000 •5% annual appreciation •Most expensive Portfolio Company fees and expenses •No additional Purchase Payments, transfers, or withdrawals
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	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
•Surrender charges or a CDSC may apply for the first 5 years or 8 years of the Contract. Surrender charges or a CDSC will reduce the value of Your
Contract if You withdraw money during that time period.
•The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
Principal Risks of Investing in the Contract
Risks Associated with Investment Options
•An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g.,Underlying Funds).
•Each investment option, including the Fixed Account, has its own unique risks.
•You should review the prospectuses for the available Underlying Funds and the prospectus disclosure for the Fixed Account before making an investment decision.
Principal Risks of Investing in the Contract
Insurance Company Risks
An investment in the Contract is subject to the risks related to Us. Any obligations (including under the Fixed Account) and guarantees and benefits of the Contract that exceed the assets of the Separate Account are subject to Our claims-paying ability. If We experience financial distress, We may not be able to meet Our obligations to You. More information about
Brighthouse Life Insurance Company, including Our financial strength ratings, is available by contacting Us at (888) 243-1968.
Principal Risks of Investing in the Contract
Restrictions
Investments
•Currently, We allow unlimited transfers without charge among investment options during the Accumulation Period. However, We reserve the right to impose a charge for transfers in excess of 12 per year.
•We reserve the right to limit the number of transfers in circumstances of frequent or large transfers.
•Transfers to and from the Fixed Account are subject to special limitations.
•We reserve the right to remove or substitute the Underlying Funds that are available as investment options under the Contract.
•If You participate through a retirement Plan, your Plan may limit your
Funding Options.
Transfers
Optional Benefits
•You must select a specific Annuity option to exercise the Variable
Liquidity Benefit during the Annuity Period.
• We may stop offering this optional benefit at any time for new sales.
•The availability of benefits may vary by employer or Plan administrator.
You should reference Your Plan documents or speak with Your employer or Plan administrator for the benefits available to You.
Payment Options – Variable Liquidity Benefit
Taxes
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
•If You purchase the Contract through a tax-qualified plan or individual retirement account, You do not get any additional tax benefit.
•You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if You take a withdrawal before age 59½.
Federal Tax Considerations
8

	Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
Investment professionals may receive compensation for selling this Contract in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence an investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Other Information – Distribution of the Contracts
Exchanges
If You already own an insurance contract, some investment professionals may have a financial incentive to offer You a new contract in place of the one You own. You should only exchange a contract You already own if You determine, after comparing the features, fees, and risks of both contracts, that it is better for You to purchase the new contract rather than continue to own Your existing contract.
Other Information – Distribution of the Contracts
9

Overview of the Contract

Purpose. The Contract is a variable annuity contract, which is available on a group basis. It provides a means for investing on a tax-deferred basis in the Contract’s Funding Options and (if available) the Fixed Account, together “investment options.” The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Contract Value(in the form of either withdrawals or Annuity Payments) for retirement saving or other long-term investment purposes. The Contracts offered by Brighthouse Life Insurance Company are designed for use in conjunction with certain qualified Plans including tax-qualified pension or profit-sharing Plans under Section 401 of the Code. The Contract has various features and benefits that may be appropriate for You based on Your financial situation and objectives. The Contract may include certain death benefit features, which can be used to transfer assets to Your Beneficiaries. If You are investing in this Contract through a Plan, it does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if You are investing in this Contract through a Plan, You should consider investing in the Contract for its death benefit,annuity option benefits or other non-tax related benefits. Your financial goal in acquiring the Contract should take into account the fact that there are withdrawal charges under the Contract. Because of the withdrawal charge (which is in effect for many years) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when You make a withdrawal. To help You accumulate assets during the Accumulation Period, You can invest Your Purchase Payments and Contract Value in: (1)Funding Options available under the Contract, each of which has an Underlying Fund with its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and, if available (2) the Fixed Account option, which guarantees principal and interest. The Fixed Account investment option is described in a separate prospectus.
A list of Underlying Funds in which You can invest is provided in Appendix A.
The Annuity Period occurs when You begin receiving Annuity Payments from Your Contract. The amount of money You accumulate in Your Contract during the Accumulation Period factors into the amount of income You receive during the Annuity Period. You may choose one of a number of Annuity options: You may receive income payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. In general, You are unable to take withdrawals during the Annuity Period. There is no death benefit during the Annuity Period; however, depending on the Annuity option You elect, any remaining guarantee upon death may be paid to Your Beneficiary(ies).
Contract Features. The following is a brief description of the Contract’s primary features.
Subject to Plan Terms. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices are subject to the Plan’s terms. For example, limitations on Your rights may apply to Funding Options,Purchase Payments, withdrawals, transfers,Plan loans, the death benefit and Annuity options.
Accessing Your Money. Before You annuitize the Contract, You can withdraw money from Your Contract at any time. If You take a withdrawal, You may have to pay a withdrawal charge and/or income taxes, including a tax penalty if You are younger than age 59½.
Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from Us; or (3) payment of a death benefit.
Death Benefits. The Contract may include, at no additional cost, a standard death benefit that will pay a death benefit to the Beneficiary(ies) if You die during the Accumulation Period. The death benefit is at least equal to the Contract Value(less any amounts due), and may be greater under certain circumstances. The death benefit is included under allocated Contracts, but may not be available under an unallocated Contract.
Additional Services and Features.
•
Dollar Cost Averaging Program. This program allows You to systematically transfer a set amount from a Funding Option or the Fixed Account to one or more Funding Options on a monthly or quarterly basis.
10

•
Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in Your Contract to match the rebalancing allocation selected.
•
Systematic Withdrawal Program. This program allows You to receive regular automatic withdrawals from Your Contract either monthly, quarterly, semi-annually, or annually.
•
Variable Liquidity Benefit. If You elect the Annuity option “Payments for a Fixed Period” (without life contingency) You may exercise the Variable Liquidity Benefit during the Annuity Period. This benefit allows you to take withdrawals during the Annuity Period based on the present value of your remaining Annuity Payments. Such withdrawals may significantly reduce or eliminate remaining Annuity Payments and may be subject to withdrawal charges.
11

Fee Table and Examples

The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering, or making withdrawals from the Contract. Please refer to Your Contract specifications page for information about the specific fees You will pay each year based on the options You have selected.
The first table describes the fees and expenses that You will pay at the time that You buy the Contract, surrender the Contract, make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes of 0% to 3.5% may also be deducted.
Transaction Expenses
Surrender Charge(1), (2), (3)	5%
(as a percentage of amount surrendered)
Contingent Deferred Sales Charge (“CDSC”)(3)
(only Contracts issued prior to May 24, 2005) (as a percentage of Purchase Payments wihtdrawn)
If withdrawn within 5 years after the Purchase Payment is made	5.50%
If withdrawn 5 or more years after the Purchase Payment is made	0.00%
Account Reduction Loan Initiation Fee	$75
Installation Charge(4)	$1,000
(one-time charge applicable to allocated Contracts that has an average per Participant balance of less than $5,000 as of the effective date of the Contract)

(1)
For Contracts issued on or after May 24, 2005, the surrender charge will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company. If the expected level of aggregate Contract assets during the first Contract Year is greater than or equal to $1,000,000, there will be no surrender charge. If the expected level of aggregate Contract assets during the first Contract Year is less than $1,000,000, the surrender charge declines to zero after the end of the 5th Contact Year. During the Annuity Period, if you elect the Variable Liquidity Benefit, there is a charge of 5% of the amounts withdrawn for the first five years. Starting at year six, the Variable Liquidity Benefit charge is zero. This charge is not assessed during the Accumulation Period. (Please refer to “Payment Options” section for a description of this benefit.) The charge is as follows:
Contract Year		Surrender Charge
Greater than or Equal to	But less than
0 years	1 years	5%
1 years	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5 + years		0%

(2)
For Contracts issued before May 24, 2005, the surrender charge declines to zero after the end of the 8thContract Year. During the Annuity Period, if you elect the Variable Liquidity Benefit, there is a charge of 5% of the amounts withdrawn for the first eight years. Starting at year nine, the Variable Liquidity Benefit charge is zero. This charge is not assessed during the Accumulation Period. (Please refer to “Payment Options” section for a description of this benefit.) The charge is as follows:
Contract Year		Surrender Charge
Greater than or Equal to	But less than
0 years	2 years	5%
2 years	4 years	4%
4 years	6 years	3%
6 years	8 years	2%
8 + years		0%

(3)
A Contract will have either a surrender charge or a CDSC, depending on the issue date.
(4)
The Installation Charge is generally paid by the Plan sponsor, who may or may not allocate it among Participant accounts.
The next tables describe the fees and expenses that You will pay each year during the time that You own the Contract, not including Underlying Fund fees and expenses.
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Annual Contract Expenses
Administrative Expenses (1)	$15
(per Participant individual Account) (allocated Contracts only)

Base Contract Charge(2), (3)
(as a percentage of the average daily net assets of the Separate Account)

Aggregate Contract Assets	Base Contract Charge
$0 — $249,999.99	1.50%
$250,000 — $999,999.99	1.30%
$1,000,000 — $2,999,999.99	1.05%
$3,000,000 and over	0.80%

(1)
We call this fee the “Semi-Annual Administrative Charge” in your Contract, as well as in other places in the prospectus. In the section entitled “Important Information You Should Consider About Your Contract” earlier in the prospectus, we are required to present this fee as part of the Base Contract.
(2)
We call this the “daily asset charge” or "mortality and expense risk charge" in Your Contract as well as in other places in the prospectus. We will waive a portion of this charge in connection with investments in certain Subaccounts. See the “Charges and Deductions” section of the prospectus under the sub-heading "Mortality and Expense Risk Charge”.
(3)
The daily asset charge will depend on the aggregate Contract assets during the first Contract Year, as determined by the Company.

The next table shows the minimum and maximum total operating expenses charged by the Underlying Funds that You may pay periodically during the time that You own the Contract. A complete list of Underlying Funds available under the Contract, including their annual expenses, may be found in Appendix A.
Annual Underlying Fund Expenses
	Minimum	Maximum
Total Annual Underlying Fund Expenses
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.28%	1.44%
Example
These examples are intended to help You compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Underlying Fund Expenses.
These examples assume that You invest $100,000 in the Contract for the time periods indicated and that Your investment has a 5% return each year. These examples also assume that You have allocated all of Your Contract Value to either the Underlying Fund with the Maximum Total Annual Underlying Fund Expenses or the Underlying Fund with the Minimum Total Annual Underlying Fund Expenses. Although Your actual costs may be higher or lower, based on these assumptions Your cost would be:
For Contracts issued on or after May 24, 2005:
	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses
	$7,880	$11,826	$16,026	$31,712	$2,880	$8,826	$15,026	$31,712
Underlying Fund with Minimum Total Annual Operating Expenses
	$6,780	$8,515	$10,493	$20,616	$1,780	$5,515	$9,493	$20,616
For Contracts issued before May 24, 2005 that are subject to a surrender charge:
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	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses
	$7,880	$12,826	$18,026	$31,712	$2,880	$8,826	$15,026	$31,712
Underlying Fund with Minimum Total Annual Operating Expenses
	$6,780	$9,515	$12,493	$20,616	$1,780	$5,515	$9,493	$20,616
For Contracts issued before May 24, 2005 that are subject to a contingent deferred sales charge:
	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown:
Funding Option	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Underlying Fund with Maximum Total Annual Operating Expenses
	$8,380	$14,326	$20,526	$31,712	$2,880	$8,826	$15,026	$31,712
Underlying Fund with Minimum Total Annual Operating Expenses
	$7,280	$11,015	$14,993	$20,616	$1,780	$5,515	$9,493	$20,616
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Principal Risks of Investing in the Contract

Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if You plan to withdraw money or surrender the Contract for short-term needs, it may not be the right Contract for You. A charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss Your insurance needs and financial objectives with Your financial representative.
Investment Risk. You bear the risk of any decline in the value of Your Contract resulting from the performance of the Funding Options You have chosen. Your Contract Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Funding Option’s Underlying Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Contract. The investment risks are described in the prospectuses for the Underlying Funds.
Insurance Company Risk. It is possible that We could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the obligations and guarantees and benefits that exceed the assets in the Separate Account that We promise. Likewise, our experiencing financial difficulty could impair our ability to fulfill our obligations under the Fixed Account offered under this Contract.
Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the Contract), and prior to age 59 ½ a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Plan Terms Risk. If You participate through a retirement Plan or other group arrangement, the Contract may provide that all or some of Your rights or choices as described in this prospectus are subject to the Plan’s terms. For example, limitations on Your rights may apply to Funding Options, Purchase Payments, withdrawals, transfers, loans, the death benefit and Annuity options. We may rely on Your employer’s or the Plan Administrator’s statements to Us as to the terms of the Plan or Your entitlement to any amounts. We are not a party to Your employer’s retirement Plan. We will not be responsible for determining what Your Plan says. You should consult the Contract and Plan document to see how You may be affected. An involuntary distribution to You from Your Plan may be subject to withdrawal charges under the Contract.
Cybersecurity and Certain Business Continuity Risks. Our variable annuity contract business is largely conducted through complex information technology and communications systems operated by Us and Our service providers or other business partners (e.g., the Underlying Funds and the firms involved in the distribution and sale of Our variable annuity contracts), and their operations rely on the secure processing, storage and transmission of confidential and other information in their systems and those of their respective third party service providers. For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems. We have established administrative and technical controls and business continuity and resilience plans to protect Our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, a cyber-attack could have a material, negative impact on Us and the Separate Account, as well as individual Owners and their Contracts. There are inherent limitations in our plans and systems, including the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Unanticipated problems with, or failures of, our disaster recovery systems and business continuity plans could have a material impact on our ability to conduct business and on our financial condition and operations, and such events could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or additional compliance costs for Us. Our operations also could be negatively affected by a cyber-attack at a third party, such as a service provider, business partner, another participant in the financial markets or a governmental or regulatory authority. Cyber-attacks can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; phishing attacks; account takeover attempts; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Disruptions or failures may also result from unintentional causes, such as market events that trigger a surge of activity that overloads current information technology and communication systems. Other disruptive events, including (but not limited to) natural disasters, military actions, and public health crises, may adversely affect Our ability to conduct business, in particular if Our employees or the employees of Our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cyber-attacks, disruptions or failures to Our business operations can interfere with Our processing of Contract transactions, including the processing of transfer
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orders from Our website or with the Underlying Funds; impact Our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues. Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Underlying Funds invest, and it is possible the funds underlying Your Contract could lose value. There can be no assurance that We or Our service providers or the Underlying Funds will avoid losses affecting Your Contract due to cyber-attacks, disruptions or failures in the future. Although We continually make efforts to identify and reduce Our exposure to cybersecurity risk, there is no guarantee that We will be able to successfully manage and mitigate this risk at all times. Furthermore, We cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Underlying Funds invest.
COVID-19 and Market Conditions. The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. At this time, it continues to not be possible to estimate the severity or duration of the pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the Underlying Funds in which the Separate Account invests. Depending on market conditions and Your individual circumstances (e.g., Your selected investment options and the timing of any transfers or withdrawals), you may experience (perhaps significant) negative returns under the Contract. You should consult with Your financial representative about how the COVID-19 pandemic and the recent market conditions may impact Your future investment decisions related to the Contract, such as purchasing the Contract or making subsequent Purchase Payments, transfers, or withdrawals, based on Your individual circumstances.
The Annuity Contract and Your Retirement Plan

The Contract may provide that all or some of the rights or choices as described in this prospectus are subject to the Plan’s terms. For example, limitations may apply to Funding Options, Purchase Payments, withdrawals, transfers, loans, the death benefit and Annuity options.
The Contract may provide that a Plan administrative fee will be paid by making a withdrawal from the Contract Value. Also, the Contract may require a signed authorization from the Plan Administrator to exercise certain rights. We may rely on the Plan Administrator’s statements to Us as to the terms of the Plan. We are not a party to the retirement Plan. We will not be responsible for determining what the Plan says.
The Annuity Contract

Brighthouse Retirement Perspectives, Gold Track VSP, and Unregistered Gold Track are each a group Annuity Contract between the Contract Owner and the Company. This is the prospectus — it is not the Contract. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When You receive Your Contract, We suggest You read it promptly and carefully. This prospectus describes all the material features of the Contract. There may be differences in Your Contract from the descriptions in this prospectus because of the requirements of the state where We issued Your Contract. We will include any such differences in Your Contract.
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We encourage You to evaluate the fees, expenses, benefits and features of this group Annuity Contract against those of other investment products, including other group Annuity products offered by Us and other insurance companies. Before purchasing this or any other investment product You should consider whether the product You purchase is consistent with Your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how You intend to use the Annuity.
General
The Contracts described in this prospectus are designed for use only with Plans that qualify for special tax treatment under Section 401 of the Code. Purchase Payments may be allocated to Your choice of one or more Funding Options and/or the Fixed Account. Purchase Payments less any applicable Premium Tax (“Net Purchase Payments”) are applied to purchase Separate Account Accumulation Units of the appropriate Funding Option. The Accumulation Unit value will be determined as of the end of the Valuation Period during which the payments were received. The value of Your investment during the Accumulation Period will vary in accordance with the net income and performance of each Funding Option’s individual investments plus the interest on amounts You allocate to the Fixed Account. While You will not receive any dividends or capital gains from the Funding Options, they will be reflected in the value of that Funding Option’s corresponding Accumulation Unit. During the Variable Annuity payout period, Annuity Payments and reserve values will vary in accordance with these factors.
Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that You must send written information to Our Home Office in a form and content satisfactory to Us.
The Contract is not available to new purchasers. You may make additional Purchase Payments.
Purchase of this Contract does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, You should consider purchasing this Contract for its death benefit, Annuity option benefits, and other non-tax-related benefits.
Contract Owner Requests, Elections, and Inquiries
Please direct Your requests and elections under Your Contract, and inquires about Your Contract, to Us as directed below. A request or election sent to an address other than the appropriate address provided below may be returned or there may be a delay in processing the request or election.
•
Telephone: (833) 208-3018 (unless otherwise indicated below), Monday – Friday 9:00AM – 7:00PM Eastern Time
•
Fax: (877) 319-2495 (unless otherwise indicated below)
•
Mail:
Type of Request	Address
Rollover Requests (ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 71601 Philadelphia, PA 19176-1601
Rollover Requests (Non-ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 70255 Philadelphia, PA 19176-0255
Loan Repayments (ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 71602 Philadelphia, PA 19176-1602
Loan Repayments (Non-ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 70248 Philadelphia, PA 19176-0248
Payroll Remittance (ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 71603 Philadelphia, PA 19176-1603
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Type of Request	Address
Payroll Remittance (Non-ERISA Plan)	Brighthouse Life Insurance Company P.O. Box 70246 Philadelphia, PA 19176-0246
General Servicing Requests and Communications for Contracts Currently Receiving Annuity Payments	Brighthouse Life Insurance Company Attn: Pano 2 P.O. Box 305073 Nashville, TN 37230-5073 Telephone: (888) 243-1932 Fax: (877) 245-2964
Claims Related Communications for Contracts Currently Receiving Annuity Payments	Brighthouse Life Insurance Company Attn: Pano 2 P.O. Box 305074 Nashville, TN 37230-5074 Telephone: (888) 243-1932 Fax: (877) 245-2964
All Other Correspondence and Requests	Brighthouse Life Insurance Company P.O. Box 4261Clinton, IA 52733-4261
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask Your financial representative for guidance regarding any requests or elections and for information about Your particular investment needs. Please bear in mind that Your financial representative, or any financial firm or financial professional You consult to provide advice, is acting on Your behalf. We are not a party to any agreement between You and Your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Allocated Contracts
We offer an allocated group Annuity Contract designed to record information for all present and future Participants under the Contract. Participants do not receive a Certificate that evidences participation in the Contract.
Unallocated Contracts
We offer an unallocated Annuity Contract, designed for use with certain Plans where the employer has secured the services of a TPA. The Company does not keep record of Individual Accounts for individual Participants in the Plan. The TPA’s services are separate and distinct from the Contract. The Company is not responsible for and has no obligation relating to services performed for the Plan by the TPA.
We will issue the Contracts to the Plan sponsor or the Plan Trustee. All Purchase Payments are held under the Contract, as directed by the Contract Owner (or if authorized by the Contract Owner, as directed by Participants).
Purchase Payments
For unallocated Contracts, the minimum average Purchase Payment allowed is $10,000 annually per Contract. For allocated Contracts, the minimum Purchase Payment allowed is an average of $1,000 annually per Participant’s Individual Account. We may refuse to accept total Purchase Payments over $3,000,000. Purchase Payments may be made at any time on behalf of the Participant while the Participant is alive and before Annuity Payments begin.
Crediting Purchase Payments
We apply Net Purchase Payments to purchase Accumulation Units of the selected Funding Options. We will apply the initial Purchase Payment less any applicable Premium Tax within two Business Days after We receive it at Our Home Office in Good Order. If Your request or other information accompanying the initial Purchase Payment is incomplete when received, We will hold the Purchase Payment for up to five Business Days. If We cannot obtain the necessary
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information within five Business Days of Our receipt of the initial Purchase Payment, We will return the Purchase Payment in full, unless You specifically consent for Us to keep it until You provide the necessary information.
We accept Purchase Payments made by check or cashier’s check. We do not accept cash, money orders or traveler’s checks. We reserve the right to refuse Purchase Payments made via a personal check in excess of $100,000. Purchase Payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which We receive a Purchase Payment may determine how soon subsequent disbursement requests may be fulfilled. (See “Access To Your Money”).
We will credit subsequent Purchase Payments to a Contract on the same Business Day We receive it, if received in Good Order by Our Home Office prior to close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time). If we receive the Purchase Payment after close of the NYSE, we will credit the Purchase Payment to the Contract on the next Business Day. If Purchase Payments on Your behalf are not submitted to Us in a timely manner or in Good Order, there may be a delay in when amounts are credited.
Where permitted by state law, We reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.
We will provide You with the address of the office to which Purchase Payments are to be sent.
If You send Purchase Payments or transaction requests to an address other than the one We have designated for receipt of such Purchase Payments or requests, they will not be in Good Order. We may return the Purchase Payment to You, or there may be a delay in applying the Purchase Payment or transaction to Your Contract.
Accumulation Units
The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, Accumulation Units are used to calculate the value of a Contract. Each Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each Valuation Date and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of Separate Account charges shown in the Fee Table in this prospectus. The number of Accumulation Units We will credit to Your Contract once We receive a Purchase Payment or transfer request (or liquidate for a withdrawal request) is determined by dividing the amount directed to each Funding Option (or taken from each Funding Option) by the value of its Accumulation Units next determined after receipt of a Purchase Payment or transfer request (or withdrawal request). We calculate the value of an Accumulation Unit for each Funding Option as of the close of regular trading (normally 4:00 p.m. Eastern Time) on each Valuation Date. After the value is calculated, We adjust Your Contract Value accordingly. During the Annuity Period (i.e., after the Maturity Date), You are credited with Annuity Units.
Accumulation Unit Value. The value of the Accumulation Units for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the preceding Valuation Date by 1.000 plus the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.
The net investment factor may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000041096 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.
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Contract Value
During the Accumulation Period, We determine the Contract Value by multiplying the total number of Funding Option Accumulation Units credited to that account by the current Accumulation Unit value for the appropriate Funding Option, and adding the sums for each Funding Option. There is no assurance that the value in any of the Funding Options will equal or exceed the Purchase Payments made to such Funding Options.
The Funding Options
You choose the Funding Options to which You allocate Your Purchase Payments. These Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). These Underlying Funds are not publicly traded and are only offered through Variable Annuity contracts, variable life insurance products, and maybe in some instances, certain retirement Plans. They are not the same retail mutual funds as those offered outside of a Variable Annuity or variable life insurance product, although the investment practices and fund names may be similar and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund.
Information regarding each Underlying Fund, including its name, its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objective, its investment adviser and any subadviser, current expenses and performance is available in Appendix A to this prospectus.  Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. You should read the prospectuses for these funds carefully before investing. The prospectus and other information can be found online at https://dfinview.com/BHF/TAHD/BHF123. You can also request copies of this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com.
A few of the Underlying Funds are retail mutual funds which are also available to investors outside of Variable Annuity products. The investment return of the Subaccounts of the Contract that invest in the retail funds will be lower than the investment return of the corresponding retail funds themselves due to the Contract charges and expenses You bear while You hold the Contract.
We select the Underlying Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the Underlying Fund’s adviser or subadviser is one of Our affiliates or whether the Underlying Fund, its adviser, its subadviser(s), or an affiliate will make payments to Us or Our affiliates. In this regard, the profit distributions We receive from Our affiliated investment advisers are a component of the total revenue that We consider in configuring the features and investment choices available in the variable insurance products that We and Our affiliated insurance companies issue. Since We and Our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by Our affiliates than those that are not, We may be more inclined to offer portfolios advised by Our affiliates in the variable insurance products We issue. For additional information on these arrangements, see “Payments We Receive.” From time to time We may make new Funding Options available. In addition, We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if We determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Contract Owners. In some cases, We have included Underlying Funds based on recommendations made by broker-dealer firms. These broker-dealer firms may receive payments from the Underlying Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Underlying Funds.
We do not provide any investment advice and do not recommend or endorse any particular Underlying Fund. You bear the risk of any decline in the Contract Value of Your Contract resulting from the performance of the Underlying Funds You have chosen.
If investment in the Underlying Funds or a particular Underlying Fund is no longer possible, in Our judgment becomes inappropriate for purposes of the Contract, or for any other reason in Our sole discretion, We may substitute another Underlying Fund or Underlying Funds without Your consent. The substituted Underlying Fund may have higher fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, We will not make such substitution without any necessary approval of the SEC and
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applicable state insurance departments. Furthermore, We may close Underlying Funds to allocations of Purchase Payments, Contract Value, or both, at any time in Our sole discretion.
Payments We Receive. As described above, an investment adviser (other than Our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Underlying Fund, or its affiliates, may make payments to the Company and/or certain of Our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company’s role as an intermediary with respect to the Underlying Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Contract Owners, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the Underlying Funds’ prospectuses for more information). The amount of the payments We receive is based on a percentage of the assets of the Underlying Funds attributable to the Contracts and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser (other than Our affiliate Brighthouse Investment Advisers, LLC) or subadviser of an Underlying Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of Our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.
The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment adviser Brighthouse Investment Advisers, LLC, which is formed as a “limited liability company.” The Company’s ownership interests in Brighthouse Investment Advisers, LLC entitle Us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Underlying Funds. The Company will benefit accordingly from assets allocated to the Underlying Funds to the extent they result in profits to the adviser. (See “Fee Table — Underlying Fund Fees and Expenses” for information on the management fees paid by the Underlying Funds and the Statement of Additional Information for the Underlying Funds for information on the management fees paid by the advisers to the subadvisers.)
Certain Underlying Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. An Underlying Fund’s 12b-1 Plan, if any, is described in more detail in the Underlying Fund’s prospectus. (See “Fee Table — Underlying Fund Fees and Expenses” and “Other Information — Distribution of the Contracts.”) Any payments We receive pursuant to those 12b-1 Plans are paid to Us or Our distributor. Payments under an Underlying Fund’s 12b-1 Plan decrease the Underlying Fund’s investment return.
Each Underlying Fund has different investment objectives and risks. The Underlying Fund prospectuses contain more detailed information on each Underlying Fund’s investment strategy, investment advisers and its fees. You may obtain an Underlying Fund prospectus by calling (833) 208-3018 or through Your financial representative (where applicable). We do not guarantee the investment results of the Underlying Funds.
The current Underlying Funds are listed below, along with their investment advisers and any subadviser. Your Plan may not offer all of these Funding Options to Participants.
Fixed Account

We may offer Our Fixed Account as a funding option.
Charges And Deductions Under The Contract

General
We deduct the charges described below. The charges are for the services and benefits We provide, costs and expenses We incur, and risks We assume under the Contracts. Services and benefits We provide include:
•
the ability for You to make withdrawals and surrenders under the Contracts;
•
the death benefit paid on the death of a Participant;
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•
the available Funding Options and related programs (including, automatic rebalancing and systematic withdrawal programs);
•
administration of the Annuity options available under the Contracts; and
•
the distribution of various reports to Contract Owners
Costs and expenses We incur include:
•
losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
•
sales and marketing expenses including commission payments to Your sales agent; and
•
other costs of doing business.
Risks We assume include:
•
that Annuitants may live longer than estimated when the Annuity factors under the Contracts were established;
•
that the amount of the death benefit will be greater than the Contract Value; and
•
that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.
We may also deduct a charge for taxes.
Unless otherwise specified, charges are deducted proportionately from all Funding Options in which You are invested.
We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract based upon characteristics of the group. Such characteristics include, but are not limited to, the nature of the group, size, facility by which Purchase Payments will be paid, and aggregate amount of anticipated persistency. The availability of a reduction or elimination of the withdrawal charge or the administrative charge will be made in a reasonable manner and will not be unfairly discriminatory to the interest of any Contract Owner.
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge We collect may not fully cover all of the sales and distribution expenses We actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.
Contracts purchased prior to May 24, 2005 may be subject to fees and charges that differ from those described herein based on a competitive bidding process, which may have included negotiation of fees and charges based on factors such as, but not limited to: the total number of Plan Participants, the aggregate of all Plan Participant Contract Values, present or anticipated levels of Purchase Payments, distributions, transfers, administrative expenses, and distribution expenses (including commissions payable to the selling broker-dealer).
Transaction Charges
Surrender Charge / Contingent Deferred Sales Charge
Purchase Payments made under the Contract are not subject to a front-end sales load. However, upon redemption, the Company will charge either a surrender charge or a contingent deferred sales charge, as negotiated. We impose a surrender charge or contingent deferred sales charge to reimburse us generally for Contract sales expenses. Any surrender charge will be deducted from either the amount surrendered or from the remaining Contract balance, as requested by the Contract Owner or Participant. If You choose to have the surrender charge deducted from the amount surrendered, You would receive less than the dollar amount You requested. If You choose to have the surrender charge deducted from the remaining Contract balance, You would receive the full dollar amount You requested, however, this may result in a higher surrender charge because the charge would be based on a larger total dollar amount withdrawn from Your Contract balance.
The maximum contingent deferred sales charge is 5.5% of each Purchase Payment for a period of five years from the date the Purchase Payment was made. After five years from the date a Purchase Payment is made, the contingent deferred sales charge no longer applies to that Purchase Payment. The contingent deferred sales charge applies to each Purchase Payment You make.
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For the contingent deferred sales charge, surrenders will be deemed taken from Purchase Payments in the order they were received by Us and then on any earnings.
The maximum surrender charge is 5% on the total amount withdrawn. For Contracts issued on or after May 24, 2005, the surrender charge applicable to Your Contract will depend on the expected level of aggregate Contract assets during the first Contract Year, as determined by the Company, and the length of time the Contract has been in force. If the expected level of aggregate Contract assets is less than $999,999.99, the surrender charge declines to zero after the end of the 5th Contract Year. The charge is as follows:
Contract Year
Greater than or Equal to	But less than	Surrender Charge
0 years	1 years	5%
1 year	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5+ years		0%
If the expected level of aggregate Contract assets during the first Contract Year is greater than or equal to $1,000,000, there will be no surrender charge.
For Contracts issued before May 24, 2005, the surrender charge declines to zero after the eighth Contract Year. The surrender charge schedule for these Contracts is:
Contract Year
Greater than or Equal to	But less than	Surrender Charge
0 years	2 years	5%
2 years	4 years	4%
4 years	6 years	3%
6 years	8 years	2%
8+ years		0%
The contingent deferred sales or surrender charges can be changed if the Company anticipates it will incur decreased sales-related expenses due to the nature of the Plan to which the Contract is issued or the involvement of a TPA. When considering a change in the contingent deferred sales or surrender charges, the Company will take into account:
(a)
the size of Plan assets and the expected amount of annual contributions, and
(b)
the expected level of agent, TPA or Company involvement during the establishment and maintenance of the Contract, including the amount of enrollment activity required, and the amount of service required by the Contract Owner in support of the Plan, and
(c)
the expected level of commission the Company may pay to the agent for distribution expenses, and
(d)
any other relevant factors that the Company anticipates will increase or decrease the sales-related expenses associated with the sale of the Contract in connection with the Plan.
The sales or surrender charge will not be assessed for withdrawals made under the following circumstances:
•
retirement (as defined by the terms of Your Plan and consistent with Internal Revenue Service (“IRS”) rules)
•
separation from service/severance from employment
•
loans (if available in Your Plan)
•
hardship (as defined by the Code)
•
death
•
annuitization under this Contract or another contract issued by Us
•
if permitted in Your state, direct transfers to another funding vehicle or Annuity contract issued by Us or by one of Our affiliates and We agree
•
disability as defined in Code Section 72(m)(7)
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•
minimum required distributions, generally when Participant reaches the age at which required minimum distributions must begin under federal tax law
•
return of Excess Plan Contributions
•
transfers to an employer stock fund
•
certain Plan expenses as mutually agreed upon
•
to avoid required Federal income tax penalties (This waiver applies to amounts required to be distributed under the Code from this Contract.)
Divorce. A withdrawal made pursuant to a divorce or separation instrument is subject to the same surrender charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Contract Value and the death benefit. The withdrawal could have a significant negative impact on the death benefit.
Variable Liquidity Benefit Charge
If the Variable Liquidity Benefit is selected, there is a maximum charge of 5% of the amounts withdrawn during the Annuity Period. This charge is not assessed during the Accumulation Period. This charge compensates us generally for the costs and risks we assume in providing the benefit.
For Contracts issued on or after May 24, 2005, We will assess the charge as a percentage of the total benefit received as follows:
Contract Year
Greater than or Equal to	But less than	Surrender Charge
0 years	1 years	5%
1 years	2 years	4%
2 years	3 years	3%
3 years	4 years	2%
4 years	5 years	1%
5+ years		0%
For Contracts issued before May 24, 2005, We will assess the charge as a percentage of the total benefit received as follows:
Contract Year
Greater than or Equal to	But less than	Surrender Charge
0 years	2 years	5%
2 years	4 years	4%
4 years	6 years	3%
6 years	8 years	2%
8+ years		0%
Please refer to the “Annuity Period” section for a description of this benefit.
Annual Contract Expenses
Base Contract Charge — Daily Asset Charge
This charge is also known as the mortality and expense risk (M&E) charge and is deducted on each Valuation Date from amounts held in the Separate Account. The charge will vary based on the expected aggregate Contract assets during the first Contract Year, as determined by the Company. This charge is equal to a maximum of 1.50% annually (in Florida, the charge is equal to 1.30% for unallocated Contracts) of the amounts allocated to each Funding Option. The daily asset charge applicable to Your Contract will depend on the expected level of aggregate Contract assets
24

during the first Contract Year, as determined by the Company. Below are the variations of the charge based on different levels of expected aggregate Contract assets:
Aggregate Contract Assets	Daily Asset Charge
$0 — $249,999.99	1.50%
$250,000 — $999,999.99	1.30%
$1,000,000 — $2,999,999.99	1.05%
$3,000,000 and over	0.80%
The mortality risk portion compensates the Company for guaranteeing to provide Annuity Payments according to the terms of the Contract regardless of how long the Annuitant lives and for providing the death benefit if a Participant dies prior to the Maturity Date. The expense risk portion of the daily asset charge compensates the Company for the risk that the charges under the Contract, which cannot be increased during the duration of the Contract, will be insufficient to cover actual costs. Actual costs and expenses We incur include:
•
losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts;
•
sales, commission and marketing expenses; and
•
other costs of doing business.
We may, under some circumstances, agree to change the daily asset charge for a Plan from the charge level that would otherwise apply based on the aggregate Contract assets based on factors such as annual contributions, the number of employees, demographics of Plan Participants (which may reduce mortality and expenses of the Plan), and any other factors that the Company considers relevant.
Although Variable Annuity Payments made under the Contracts will vary in accordance with the investment performance of each Funding Option’s investment portfolio, payments will not be affected by: (a) the Company’s actual mortality experience among Annuitants after retirement, or (b) the Company’s actual expenses, if greater than the deductions provided for in the Contracts because of the expense and mortality undertakings by the Company.
We waive the following amount of the M&E charge: 0.14% for the Subaccount investing in the Loomis Sayles Growth Portfolio of the Brighthouse Funds Trust I; 0.15% for the Subaccount investing in the Western Asset Management U.S. Government Portfolio — Class A of the Brighthouse Funds Trust II; and 0.11% for the Subaccount investing in the BlackRock High Yield Portfolio — Class A of the Brighthouse Funds Trust I. In addition, we waive an amount of the M&E charge equal to the following Underlying Fund expenses that are in excess of:
•
0.90% for the Subaccount investing in the Harris Oakmark International Portfolio of the Brighthouse Funds Trust I;
•
0.87% for the Subaccount investing in the T. Rowe Price Large Cap Value Portfolio — Class B of the Brighthouse Funds Trust I;
•
0.65% for the Subaccount investing in the PIMCO Inflation Protected Bond Portfolio — Class A of the Brighthouse Funds Trust I;
•
1.12% for the Subaccount investing in the Victory Sycamore Mid Cap Value Portfolio — Class B of the Brighthouse Funds Trust I;
•
1.10% for the Subaccount investing in the Brighthouse Small Cap Value Portfolio — Class B of the Brighthouse Funds Trust I;
•
0.50% for the Subaccount investing in the BlackRock Ultra-Short Term Bond Portfolio — Class E of the Brighthouse Funds Trust II;
•
0.84% for the Subaccount investing in the Invesco Comstock Portfolio — Class B of the Brighthouse Funds Trust I;
•
1.22% for the Subaccount investing in the T. Rowe Price Large Cap Growth Portfolio — Class B of the Brighthouse Funds Trust II; and
•
0.77% for the Subaccount investing in the Invesco Global Equity Portfolio — Class E of the Brighthouse Funds Trust I.
25

Underlying Fund Fees and Expenses
There are certain deductions from and expenses paid out of the assets of each Underlying Fund. These are described in the applicable prospectus for each Underlying Fund. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Underlying Fund.
Semi-Annual Administrative Charge
A semi-annual administrative charge of up to $15 may be deducted from the value of each Participant’s Individual Account for administrative expenses. The fee only applies to allocated Contracts and is assessed only during the Accumulation Period.
The semiannual administrative Contract fee cannot be increased. The charge is set at a level that does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. In determining the level of the fee, We consider certain factors including, but not limited to, the following:
•
The size and characteristics of the Contract and the group to which it is issued including: the annual amount of Purchase Payments per Participant, the expected turnover of employees, whether the Contract Owner will remit Purchase Payment allocations electronically, and any other factors pertaining to the characteristics of the group or the Plan which may enable the Company to reduce the expense of administration.
•
Determination of the Company’s anticipated expenses in administering the Contract, such as: billing for Purchase Payments, producing periodic reports, providing for the direct payment of Contract charges rather than having them deducted from Contract Values, and any other factors pertaining to the level and expense of administrative services which will be provided under the Contract.
•
TPA and/or agent involvement.
This charge is applied pro-rata to the Subaccounts. We will also prorate this charge (i.e., calculate) from the date of participation in the Plan. We will also prorate this charge if the Contract is terminated.
Installation Charge
An installation charge of $1,000 may be applied to Plans with an average balance per Participant of less than $5,000.
TPA Administrative Charges
We may be directed by the Contract Owner to deduct charges from Purchase Payments or Contract Values for payment to the Contract Owner, the TPA and/or other specified party for Plan related expenses. We will send these fees directly to the party specified by the Contract Owner. These charges are not separately levied by the Contract and are not subject to withdrawal charges. Such charges may include maintenance fees, transaction fees, recordkeeping and other administrative fees.
The Company pays selected TPAs, some of which may be owned by or in which Your financial representative (where applicable) has a financial interest, a flat per Participant fee for various services in lieu of Our providing those services to Plan clients directly. We are solely responsible for the payment of these fees, and they are not deducted from Your Contract.
Premium Tax
Certain state and local governments charge Premium Taxes ranging from 0% to 3.5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover Premium Tax expenses incurred. We may deduct any applicable Premium Taxes from Your Contract Value either upon death, surrender, annuitization, or at the time You make Purchase Payments to the Contract, but no earlier than when We have a tax liability under state law.
Income Taxes
We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the
26

Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Changes in Taxes Based upon Premium or Value
If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, We reserve the right to charge You proportionately for this tax.
Account Reduction Loan Fees
We make available account reduction loans. If Your Plan or group of which You are a Participant or member permits account reduction loans, and You take an account reduction loan, there is a one-time $75 Account Reduction Loan initiation fee. This fee is paid from the requested loan principal amount. There may be a $50 annual maintenance fee per loan outstanding.
Transfers

Transfers of Contract Value between Funding Options
Subject to the limitations described below, You may transfer all or part of Your Contract Value between Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, You may make transfers only if allowed by Your Contract or with Our consent. Transfer requests received at Our Home Office that are in Good Order before the close of a Business Day will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-Business Day or after the close of a Business Day will be processed based on the value(s) next computed on the next Business Day.
Contract Values may generally be transferred from the Funding Options to the Fixed Account at any time.
Where permitted by state law, We reserve the right to restrict transfers from the Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.
Currently, there are no charges for transfers; however, We reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Funding Option to another could result in Your investment becoming subject to higher or lower expenses. Also, when making transfers, You should consider the inherent risks associated with the Funding Options to which Your Contract Value is allocated.
Transfers from the Fixed Account
Transfers from the Fixed Account, either to the Funding Options or to Contracts not issued by Us, may not exceed 20% per Contract Year, as applicable to the Contract Value in the Fixed Account valued on each such anniversary. It is important to note that it will take over 10 years (assuming no additional Purchase Payments or transfers into the Fixed Account and discounting any accrued interest) to make a complete transfer of Your balance from the Fixed Account because of the transfer allowance restriction indicated above. This is because the 20% transfer allowance is based on a declining Contract Value in the Fixed Account rather than withdrawals based upon a fixed number of years. For example (based on the assumptions above), if Your initial Contract Value in the Fixed Account is $100, the 20% transfer allowance only allows You to transfer up to $20 that Contract Year. If You transfer the maximum transfer allowance that Contract Year, You may only transfer up to $16 the following Contract Year based on the 20% transfer allowance of the $80 Contract Value remaining in the Fixed Account for such Contract Year. It is important to consider when deciding to invest in the Fixed Account whether this 20% transfer allowance restriction fits Your risk tolerance and time horizon. No transfers will be allowed from the Fixed Account to any Competing Fund in the Plan. Amounts previously transferred from the Fixed Account to the Funding Options may not be transferred back to the Fixed Account or any Competing Fund for a period of at least three months from the date of transfer. The Company reserves the right to waive either of these restrictions in its discretion and/or to limit the number of transfers to be transferred from the Fixed Account to the Funding Options to not more than one in any six month period. Automated Transfers under the Company’s Dollar Cost Averaging Program are not allowed from the Fixed Account.
Please see “Appendix C — Competing Funds” for more information.
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Restrictions on Transfers
Restrictions on Frequent Transfers. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of an Underlying Fund’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Underlying Fund and the reflection of that change in the Underlying Fund’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Underlying Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where We determine there is a potential for arbitrage trading. Currently, We believe that such situations may be presented in the international, small-cap, and high-yield Underlying Funds. We monitor transfer activity in those Monitored Portfolios:
American Funds Global Growth Fund
BlackRock High Yield Portfolio
Brighthouse Small Cap Value Portfolio
Brighthouse/abrdn Emerging Markets Equity Portfolio
CBRE Global Real Estate Portfolio
ClearBridge Variable Small Cap Growth Portfolio
Franklin Small-Mid Cap Growth VIP Fund
Harris Oakmark International Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
JPMorgan Small Cap Value Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Small Cap Growth Portfolio
Templeton Developing Markets VIP Fund
Templeton Foreign VIP Fund
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Variable Global High Yield Bond Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, We currently monitor transfer activity to determine if, for each of the Monitored Portfolios, in a three-month period there were two or more “round-trips” of a certain dollar amount or greater. A round-trip is generally defined as a transfer in followed by a transfer out within seven calendar days or a transfer out followed by a transfer in within seven calendar days, in either case subject to certain other criteria. In the case of a Contract that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below. We do not believe that other Underlying Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Underlying Funds. We may change the Monitored Portfolios at any time without notice in Our sole discretion.
As a condition to making their portfolios available in Our products, American Funds® requires Us to treat all American Funds portfolios as Monitored Portfolios under Our current frequent transfer policies and procedures. Further, American Funds® requires Us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds® monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Portfolios, American Funds portfolios also will be subject to Our current frequent transfer policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when We detect transfer activity in the Monitored Portfolios that exceeds Our current transfer limits, We will issue a warning letter for the first occurrence. If We detect a second occurrence, We will exercise Our contractual right to restrict Your number of transfers to one every six months.
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Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when We monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Underlying Funds that We believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as Our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that We will prevent all transfer activity that may adversely affect Contract Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Underlying Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; We apply Our policies and procedures without exception, waiver, or special arrangement.
The Underlying Funds may have adopted their own policies and procedures with respect to frequent transfers of their respective shares, and We reserve the right to enforce these policies and procedures. For example, Underlying Funds may assess a redemption fee (which We reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures We have adopted. Although We may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Underlying Funds, We have entered into a written agreement, as required by SEC regulation, with each Underlying Fund or its principal underwriter that obligates Us to provide to the Underlying Fund promptly upon request certain information about the trading activity of an individual Contract Owner, and to execute instructions from the Underlying Fund to restrict or prohibit further Purchase Payments or transfers by specific Contract Owners who violate the frequent transfer policies established by the Underlying Fund.
In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Underlying Funds generally are “omnibus” orders from intermediaries, such as retirement Plans or Separate Accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual Contract Owners of variable insurance Contracts and/or individual retirement Plan Participants. The omnibus nature of these orders may limit the Underlying Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement Plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, We cannot guarantee that the Underlying Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement Plans that may invest in the Underlying Funds. If an Underlying Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Underlying Fund may reject the entire omnibus order.
In accordance with applicable law, We reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that We are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Underlying Fund prospectuses for more details.
Restrictions on Large Transfers. Large transfers may increase brokerage and administrative costs of the Underlying Funds and may disrupt portfolio management strategy, requiring an Underlying Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Underlying Funds except where the portfolio manager of a particular Underlying Fund has brought large transfer activity to Our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked Us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When We detect such large trades, We will issue a warning letter for the first occurrence. If We detect a second occurrence, We will exercise Our contractual right to restrict Your number of transfers to one every six months.
Dollar Cost Averaging
Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows the Contract Owner or Participant to transfer a set dollar amount to other Funding Options on a monthly or quarterly basis during the Accumulation Period of the Contract. Using this method, You will purchase more Accumulation Units in a Funding
29

Option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, You may achieve a lower-than-average cost per unit in the long run if You have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.
You may elect the DCA Program through Written Request or other method acceptable to Us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.
You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete Your Fixed Account Value in less than twelve months from Your enrollment in the DCA Program.
You may start or stop participation in the DCA Program at any time, but You must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place.  You may only have one DCA Program in place at one time.
All provisions and terms of the Contract apply to the DCA Program, including provisions relating to the transfer of money between Funding Options. Transfers made under the DCA Program will be counted for purposes of determining whether You have reached the 20% limit on the amount that may be transferred out of the Fixed Account in any one year.  However, We will allow You to transfer more than 20% out of the Fixed Account if the transfers are pre-authorized transfers made through the DCA Program.  Transfers made under the DCA Program will not be counted for purposes of restrictions We may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.  If the Fixed Account is not available as a Funding Option, You may still participate in the DCA Program.
We will terminate the Participant's participation in the DCA Program upon notification of the Participant's death. We reserve the right to terminate the availability of any dollar cost averaging program at any time.
Transfers from Funding Options to Contracts Not Issued by Us
You may transfer all or any part of Your Contract’s Cash Surrender Value, subject to the restrictions of the Fixed Account, if applicable, from any Funding Option to any contract not issued by Us. Such transfers may be subject to a sales or surrender charge, as described in the Contract. If authorized by the Contract Owner, a Participant may transfer all or any part of the Cash Surrender Value from one Funding Option to any contract not issued by Us, subject to the restrictions of the Fixed Account, if applicable.
Transfers to or from Other Contracts Issued by Us
Under specific conditions, We may allow You to transfer to this Contract the contract value of other group Annuity contracts We have issued to You or to transfer amounts from this Contract to another contract issued by Us without applying a sales or surrender charge to the funds being transferred. Once the transfer is complete and We have established an account for You at Your direction, a new sales or surrender charge may apply, as described in the new contract.
Transfers from Contracts Not Issued by Us
Under specific conditions, when authorized by the state insurance department, We may credit a Plan up to 4% of the amount transferred to Us from another investment vehicle as reimbursement to the Plan for any exit penalty assessed by the other investment vehicle provider. We will recover this credit through reduced compensation paid to the servicing agent or broker.
Access To Your Money

Before the Maturity Date, We will pay all or any portion of Your Cash Surrender Value to the Contract Owner or at the Contract Owner’s direction, to the Participant. You may submit a written withdrawal request, which must be received at Our Home Office on or before the Maturity Date, that indicates that the withdrawal should be processed as of the Maturity Date, in which case the request will be deemed to have been received on, and the withdrawal amount will be priced according to, the Accumulation Unit value calculated as of the Maturity Date. A Contract Owner’s account may be surrendered for cash without the consent of any Participant, as provided in the Plan.
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We may defer payment of any Cash Surrender Value for up to seven days after We receive the request in Good Order. The Cash Surrender Value equals the Contract or account Contract Value less any applicable withdrawal charge, outstanding cash loans, and any Premium Tax not previously deducted. The Cash Surrender Value may be more or less than the Purchase Payments made depending on the value of the Contract or account at the time of surrender.
We may withhold payment of Cash Surrender Value or a Participant’s loan proceeds if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by Your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner’s check has been or will be collected. We will not delay payment longer than necessary for Us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing Us with a certified check.
Systematic Withdrawals
Before the Maturity Date, Participants may choose to withdraw a specified dollar amount (at least $50) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable Premium Taxes, sales charge and surrender charge. To elect systematic withdrawals, Participants must have a Cash Value of at least $5,000 and must make the election on the form We provide. We will surrender Accumulation Units pro rata from all Funding Options in which Participants have an interest, unless You or Your designee instruct Us otherwise. Participants may begin or discontinue systematic withdrawals at any time by notifying Us in writing, but must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place. We will also discontinue systematic withdrawals upon notification of Your death.
We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days written notice to Contract Owners (where allowed by state law).
Each systematic withdrawal is subject to federal income taxes on the taxable portion, and may be subject to withdrawal charges. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Participant is under age 59½. There is no additional fee for electing systematic withdrawals. You should consult with Your tax adviser regarding the tax consequences of systematic withdrawals.
Account Reduction Loans
We administer loan programs made available through Plans on an account reduction basis for certain Contracts. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to Your Plan on a pro-rata basis from the source(s) of money the Plan permits to be borrowed (e.g., money contributed to the Plan through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Subaccount and the Fixed Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the Funding Options and the Fixed Account in which You then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.
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Benefits Available Under the Contract

The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Death Benefit	Provides a death benefit at least equal to the Contract Value (less any amounts due) to Your Beneficiary(ies) if You die during the Accumulation Period	Standard	No Charge
•Amount payable
depends on multiple
factors, such as type of
Contract, age at time of
death, Contract Value,
total Purchase Payments,
and prior withdrawals
•Withdrawals may
significantly reduce the
benefit
•May not be available
under an unallocated
Contract

Dollar Cost Averaging (DCA) Program	Allows You to systematically transfer a set amount from a Funding Option or the Fixed Account (if available) to one or more Funding Options on a monthly or quarterly basis	Standard	No Charge
•Available only during the
Accumulation Period
•Must have a minimum
total Contract Value of
$5,000 to enroll
•Minimum transfer
amount is $400
•Fixed Account Value
must not be depleted in
less than 12 months from
date of enrollment
•May only have one DCA
program in place at one
time

Systematic Withdrawal Program	Allows You to receive regular automatic withdrawals from Your Contract	Standard	No Charge
•Each payment must be at
least $50
•Withdrawals may only
be on a monthly,
quarterly, semi-annual,
or annual basis
•Must have a minimum
total Cash Value of
$5,000 to enroll
•Must provide at least
30 days’ notice to
change instructions
•Upon 30-day written
notice, We may
discontinue this feature
at any time.
•We reserve the right to
charge a processing fee
in the future (if We do
so, We will inform You in
writing 30 days in
advance)

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Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Brief Description of Restrictions / Limitations
Variable Liquidity Benefit	Provides liquidity during the Annuity Period by allowing the Owner to take withdrawals during the Annuity Period based on the present value of Your remaining Annuity Payments	Optional	5% upon exercise (as a percentage of the amount withdrawn)	•Only offered in connection with a specific Annuity option that includes payments for a fixed period •Withdrawals may significantly reduce or eliminate remaining Annuity Payments
Each of these benefits are discussed more fully, as follows: the Death Benefit is discussed in the prospectus section entitled “Death Benefit;” the Dollar Cost Averaging program is discussed in the prospectus section entitled “Transfers;” the Systematic Withdrawal Program is discussed in the prospectus section entitled “Access to Your Money;” and the Variable Liquidity Benefit is discussed in the prospectus section entitled “The Annuity Period.”
The availability of benefits may vary by employer or Plan administrator. You should reference Your Plan documents or speak with Your employer or Plan administrator for the benefits available to You.
33

Ownership Provisions

Types of Ownership
Contract Owner
We issue only the Contract. Where We refer to “You,” We are referring to the Contract Owner.
At Your direction, Participants will receive all payments while they are alive unless You direct them to an alternate recipient.
Beneficiary
For unallocated Contracts, You name the Beneficiary in a Written Request. The Beneficiary has the right to receive any remaining contractual benefits attributable to a Participant upon the death of the Participant. If more than one Beneficiary survives the Participant, they will share equally in benefits unless We receive other instructions, by Written Request before the death of the Participant.
The Beneficiary is the person or persons designated to receive payment of any death benefit upon the death of the Participant. For allocated Contracts, Participants name the Beneficiary for their Individual Account in a Written Request. The Beneficiary has the right to receive any benefits due under that Individual Account upon the death of the Participant. If more than one Beneficiary survives the Participant, they will share equally in benefits unless We receive other instructions, by Written Request, before the death of the Participant.
For allocated Contracts, unless an irrevocable Beneficiary has been named, Participants have the right to change the Beneficiary for their Individual Account by Written Request during the lifetime of the Participant and while the Contract continues.
Annuitant
The Annuitant, generally a Plan Participant, is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend.
Death Benefit

Death Benefits Prior to the Maturity Date
For allocated Contracts, a death benefit may be provided in the event of death of the Participant subject to the rules described below. For unallocated Contracts, a death benefit is only available with the Company’s approval, and may not be available in all jurisdictions.
The Contract provides that in the event the Participant dies before the selected Maturity Date or the Participant’s attainment of age 75 (whichever occurs first), the death benefit payable will be the greater of (a) the Contract Value of the Participant’s Individual Account or (b) the total Purchase Payments made under that Participant’s Individual Account, less any applicable Premium Tax and prior surrenders not previously deducted (including any applicable surrender charge) and any outstanding loan balance as of the date We receive Due Proof of Death and instructions for payment in Good Order.
If the Participant dies on or after age 75 and before the Maturity Date, We will pay the Beneficiary the Contract Value of the Participant’s Individual Account, (or value attributable to the Participant) less any applicable Premium Tax, prior surrenders not previously deducted, and any outstanding loan balance, as of the date We receive Due Proof of Death and instructions for payment in Good Order.
When provided, the death benefits calculated for an unallocated Contract are based on the Contract Value attributable to the Participant.
Under an unallocated Contract, We will pay this benefit upon receiving Due Proof of Death along with a Written Request setting forth the Contract Value and the total Purchase Payments attributable to the Participant under the
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Contract. In addition, We will require copies of records and any other reasonable proof We find necessary to verify the Contract Value and total Purchase Payments attributable to the Participant under the unallocated Contract.
The death benefit may be taken by the Beneficiary in one of three ways: 1) in one sum (including either by check, by paying the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds, or under any other settlement options that we may make available), in which case payment will be made within seven days of Our receipt of Due Proof of Death, unless subject to postponement as explained below; 2) within five years of the Participant’s date of death; or 3) subject to applicable tax rules, applied to a lifetime Annuity. The Beneficiary may choose to have Annuity Payments made on a variable basis, fixed basis, or a combination of the two. See “Federal Tax Considerations” for information about federal tax law distribution requirements that apply upon the Participant’s death.
If We are notified of Your death before any requested transaction is completed including transactions under a DCA Program, an automatic rebalancing program and systematic withdrawal program), We will cancel the request. As described above, the death benefit will be determined on the Death Report Date.
The Annuity Period

Maturity Date
Under the Contract, You can direct Us to make regular income payments to Participants (“Annuity Payments”). You, or at Your direction, Participants, can choose the month and the year in which those payments begin (“Maturity Date”). You, or at Your direction, Participants, can also choose, subject to the requirements of tax law, among income plans (Annuity options). While the Participant is alive, You can change Your selection any time up to the Maturity Date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; (c) for the joint lifetime of the Participant and another person that the Code permits, and thereafter during the lifetime of the survivor; or (d) for a fixed period or fixed amount. We may require proof that the Participant is alive before Annuity Payments are made.
You may direct Us to annuitize amounts attributable to a Participant at any time after You purchase the Contract. Certain Annuity options may be used to meet the minimum required distribution requirements of federal tax law, or a program of partial surrenders may be used instead. These mandatory distribution requirements take effect generally upon the death of the Participant and, in the case of Qualified Contracts, generally upon either the later of the Participant’s attainment of the age at which required minimum distributions must begin under federal tax law or the year You retire from the employer whose Plan is associated with Your Qualified Contract. (See “Federal Tax Considerations” for a discussion of the tax law requirements applicable to distributions from Qualified Contracts.) Participants should seek independent tax advice regarding the election of minimum required distributions.
Allocation of Annuity
You may elect to receive Your Annuity Payments in the form of a Variable Annuity, a Fixed Annuity, or a combination of both. If, at the time Annuity Payments begin, You have not made an election, We will apply Your Contract Value to provide an Annuity funded by the same Funding Options as You have selected during the Accumulation Period. At least 30 days before the Maturity Date, You may transfer the Contract Value among the Funding Options in order to change the basis on which We will determine Annuity Payments. (See “Transfers”.)
Variable Annuity
You may choose an Annuity payout that fluctuates depending on the investment experience of the Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the Annuity Period.
Determination of First Annuity Payment. Your Contract contains the tables We use to determine Your first monthly Annuity Payment. If You elect a Variable Annuity, the amount We apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable Premium Taxes not previously deducted.
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The amount of Your first monthly payment depends on the Annuity option You elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value You apply to that Annuity option. The Contract tables factor in an assumed daily net investment factor of 3.0%. We call this Your net investment rate. Your net investment rate corresponds to an annual interest rate of 3.0%. This means that if the annualized investment performance, after expenses, of Your Funding Options is less than 3.0% then the dollar amount of Your Variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of Your Funding Options is greater than 3.0% then the dollar amount of Your Variable Annuity Payments will increase.
Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience of the applicable Funding Options. The total amount of each Annuity Payment will equal the sum of the basic payments in each Funding Option. We determine the actual amounts of these payments by multiplying the number of Annuity Units We credited to each Funding Option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.
Fixed Annuity
A Fixed Annuity provides for payments that do not vary during the Annuity Period. The dollar amount remains constant throughout the payment period. The dollar amount of the first Fixed Annuity Payment will be calculated as described under “Amount of First Payment”. All subsequent payments will be in the same amount. If it would provide a larger payment, the first Fixed Annuity Payment will be determined using the Life Annuity Tables in effect for the same class of Contract Owners on the Maturity Date.
Election of Options
Any amount distributed from the Contract may be applied to any one of the Annuity options described below. The minimum amount that can be placed under an Annuity option is $2,000 unless We consent to a lesser amount. If any periodic payments due are less than $100, We reserve the right to make payments at less frequent intervals.
Election of any of these options must be made by Written Request to Our Home Office at least 30 days prior to the date such election is to become effective. The form of such Annuity option shall be determined by the Contract Owner. The following information must be provided with any such request:
(a)
the Participant’s name, address, date of birth, social security number
(b)
the amount to be distributed
(c)
the Annuity option which is to be purchased
(d)
the date the Annuity option payments are to begin
(e)
if the form of the Annuity provides a death benefit in the event of the Participant’s death, the name, relationship and address of the Beneficiary as designated by You and
(f)
any other data that We may require.
The Beneficiary, as specified in item (e) above, may be changed by You or the Annuitant as long as We are notified by Written Request while the Annuitant is alive and before payments have begun. If the Beneficiary designation is irrevocable, such designation cannot be changed or revoked without the consent of the Beneficiary. After We receive the Written Request and the written consent of the Beneficiary (if required), the new Beneficiary designation will take effect as of the date the notice is signed. We have no further responsibility for any payment We made before the Written Request.
Retired Life Certificate
We will issue to each person to whom Annuity benefits are being paid under the Contract a Certificate setting forth a statement in substance of the benefits to which such person is entitled under the Contract.
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Allocation of Cash Surrender Value During the Annuity Period
At the time an Annuity option is elected, You or the TPA also may elect to have the Participant’s Contract Value applied to provide a Variable Annuity, a Fixed Annuity, or a combination of both. If no election is made to the contrary, the Contract Value will provide an Annuity, which varies with the investment experience of the corresponding Funding Option(s) at the time of election. You, or the TPA, or the Participant, if You so authorize, may elect to transfer Contract Values from one Funding Option to another, as described in the provision “Transfers of Contract Value Between Funding Options”, in order to reallocate the basis on which Annuity Payments will be determined. Once Annuity Payments have begun, no further transfers are allowed.
Annuity Options
Where required by state law or under a qualified retirement Plan, the Annuitant’s sex will not be taken into account in calculating Annuity Payments. Annuity rates will not be less than the rates guaranteed by the Contract at the time of purchase for the assumed investment return and Annuity option elected. Due to underwriting, administrative or Code considerations, the choice of your joint Annuitant, the choice of percentage reduction in payments after Your death, and/or the duration of the guarantee period may be limited.
The amount of any Annuity payments will depend on the amount applied to purchase the Annuity and the applicable Annuity rates. Additionally, Annuity options that guarantee payments for two lifetimes (joint and last survivor) will result in smaller payments than Annuity options with payments for only one lifetime. Annuity options that guarantee that payments will be made for a certain number of years regardless of whether the Annuitant or joint Annuitant is alive (such as Option 2, as defined below) result in income payments that are smaller than with Annuity options without such a guarantee (such as Option 1, Option 4 or Option 5, as defined below). In addition, to the extent the Annuity option has a guarantee period, choosing a shorter guarantee period will result in each payment being larger.
If Your Contract is a Qualified Contract, You must take distributions during Your life in accordance with the minimum required distribution rules set forth in applicable tax law. (See “Federal Tax Considerations.”) Under certain circumstances, You may satisfy those requirements by electing an Annuity option. Upon Your death, if Annuity Payments have already begun under a Qualified Contract, any remaining payments under the Contract also must be made in accordance with applicable tax law. In some cases, those tax laws may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law. If Your Contract is a Non-Qualified Contract, the tax rules that apply upon Your death are similar, but differ in some material respects, from the tax rules for Qualified Contracts. For example, if You die after Annuity Payments have already begun under a Non-Qualified Contract, any remaining payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of Your death.
Option 1 — Life Annuity/No Refund. A life Annuity is an Annuity payable during the lifetime of the Annuitant and terminating with the last monthly payment preceding the death of the Annuitant.
Option 2 — Life Annuity With 120, 180 or 240 Monthly Payments Assured. An Annuity payable monthly during the lifetime of an Annuitant with the provision that if, at the death of the Annuitant, payments have been made for less than 120,180 or 240 months, as elected, then We will continue to make payments to the designated Beneficiary during the remainder of the period.
Option 3 — Life Annuity — Cash Refund. We will make monthly Annuity Payments during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant, provided that, at the death of the Annuitant, the Beneficiary will receive an additional payment equal to the dollar value, if any, of (a) minus (b) where, for a Variable Annuity:
(a)
is the total amount applied under the option divided by the Annuity Unit value on the due date of the first Annuity Payment; and
(b)
is
(1)
the number of Annuity Units represented by each payment; times
(2)
the number of payments made;
and for a Fixed Annuity:
(a)
is the Contract Value applied on the Maturity Date under this option and
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(b)
is the dollar amount of Annuity Payments already paid.
Option 4 — Joint and Last Survivor Life Annuity. Monthly Annuity Payments based upon the joint lifetime of two persons selected: payments made first to the Annuitant, and upon his/her death, paid to the survivor. No more payments will be made after the death of the survivor.
Option 5 — Joint and Last Survivor Annuity — Annuity Reduced on Death of Primary Payee. Monthly Annuity Payments to the Annuitant during the joint lifetime of the two persons selected. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, We will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons.
On the death of the primary payee, if survived by the secondary payee, We will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.
Option 6 — Payments for a Fixed Period. We will make monthly payments for the period selected. If at the death of the Annuitant, payments have been made for less than the period selected, We will continue to make payments to the designated Beneficiary during the remainder of the period. Please note that Option 6 may not satisfy the minimum required distribution rules for Qualified Contracts. Consult a tax adviser before electing this option.
Option 7 — Other Annuity Options. We will make other arrangements for Annuity Payments as may be mutually agreed upon by You and Us.
Variable Liquidity Benefit
This benefit is offered with Variable Annuity option “Payments for a Fixed Period” (without life contingency) where payments are made on a variable basis.
At any time after annuitization and before death, a Participant may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum surrender charge rate shown on the specifications page of the Contract, (provided that the Contract is not beyond the fifth or eighth Contract Year, as specified in the applicable chart), multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the assumed (daily) net investment factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract. For example, assume 9 years of Annuity Payments have been paid under a Payments for a Fixed Period (without life contingency) option. At the end of the 9th year, the Participant decides to exercise the Variable Liquidity Benefit feature.  Assume the most recent period certain payment prior to the request was $100 a month, then the present value of $100 a month over the remaining 1 year period, assuming an annual effective interest rate of 4.5% (daily net investment factor of 3.50% plus 1%) is $1,176.13.   The Variable Liquidity Benefit payable would be:  $1,176.13 minus 0 (0% withdrawal charge multiplied by $1,176.13) = $1,176.13.
Miscellaneous Contract Provisions

Contract and Participant’s Individual Account Termination
Under the allocated Contracts, if the Contract Value in a Participant’s Individual Account is less than the termination amount as stated in Your Contract ($2,000), We reserve the right to terminate that Participant’s Individual Account and move the Contract Value of that Participant’s Individual Account to Your Account.
We will not terminate any Participant’s Individual Account that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Contract Value. For all other Participants We reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.
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However, if You are the Participant and the Plan determines to terminate the Contract at a time when You (the Participant) have a guaranteed amount under any death benefit that is greater than the Contract Value You (the Participant) forfeit any guaranteed amount You (the Participant) have accrued under the death benefit upon termination of the Contract.
Any Contract Value to which a terminating Participant is not entitled under the Plan will be moved to Your Account at Your direction.
You may discontinue this Contract by Written Request at any time for any reason.
We reserve the right to discontinue this Contract if:
(a)
the Contract Value of the Contract is less than the termination amount stated in Your Contract ($20,000 for allocated Contracts); or
(b)
We determine within Our sole discretion and judgment that the Plan or administration of the Plan is not in conformity with applicable law; or
(c)
We receive notice that is satisfactory to Us of Plan Termination.
If We discontinue this Contract or We receive Your Written Request to discontinue the Contract, We will, in Our sole discretion and judgment:
(a)
accept no further payments for this Contract;
(b)
pay You the Cash Surrender Value of the Funding Options, or distribute the Cash Surrender Value of each Participant’s Individual Account as described in the settlement provisions section at Your direction; and
(c)
pay You the Cash Surrender Value of the Fixed Account, if applicable.
If the Contract is discontinued, We will distribute the Cash Surrender Value to You at the most current address available on Our records. Discontinuance of the Contract will not affect payments We are making under Annuity options that began before the date of discontinuance. In New York (for Contracts issued on or after April 30, 2007) and certain other states We are required to pay You the Contract Value upon Our discontinuance of the Contract.
Suspension of Payments
The Company reserves the right to suspend or postpone the date of any payment or determination of values on any Business Day (1) when the NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value of the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.
Misstatement
We may require proof of age of the Contract Owner, Beneficiary or Annuitant before making any payments under this Contract that are measured by the Contract Owner’s, Beneficiary’s or Annuitant’s life. If the age of the measuring life has been misstated, the amount payable will be the amount that would have been provided at the correct age.
Once Annuity Payments have begun, any overpayments or underpayments will be deducted from or added to the payment or payments made after the adjustment. In certain states, We are required to pay interest on any underpayments.
Funding Options
The Company reserves the right, subject to compliance with the law, to substitute investment alternatives under the Contract and/or offer additional Funding Options.
Certain Funding Options are considered Competing Funds, and are subject to transfer restriction. These options are noted as such in Your Contract. Certain Funding Options are not currently considered Competing Funds, but may be so in the future because of an allowable change in the Funding Option’s investment strategy. These are also noted in Your Contract.
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Certain Variable Annuity separate accounts and variable life insurance separate accounts may invest in the Underlying Funds simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Underlying Funds do not currently foresee any such disadvantages either to Variable Annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and Variable Annuity separate accounts, the Variable Annuity Contract Owners would not bear any of the related expenses, but Variable Annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.
The Separate Account

Brighthouse Separate Account QPN for Variable Annuities (the “Separate Account”) was established on December 26, 1995 and is exempt from registration with the SEC pursuant to Section 3(c)(11) of the 1940 Act. Prior to March 6, 2017, the Separate Account was known as MetLife of CT Separate Account QPN for Variable Annuities. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Funding Options. We may also offer contracts through the Separate Account that are not registered with the SEC.
We hold the assets of the Separate Account for the exclusive benefit of those who hold interests in the Separate Account, according to the laws of Delaware. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that We may conduct.
All investment income and other distributions of the Funding Options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective Funding Option at net asset value. Shares of the Funding Options are currently sold only to life insurance company separate accounts to fund Variable Annuity and variable life insurance contracts or to qualified pension or retirement Plans as permitted under the Code, and the regulations thereunder.
We reserve the right to transfer the assets of the Separate Account to another separate account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If We do so, We will notify you of any such changes and We guarantee that the modification will not affect Your Contract Value.
Obligations under the Contract are obligations of the Company. Any obligations that exceed the assets in the Separate Account are payable by the Company’s general account. The amount of the guaranteed death benefit and Annuity Payments that exceeds the Contract Value is paid from the Company’s general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and Our long term ability to make such payments and are not guaranteed by Our parent company, Brighthouse Financial, Inc., or by any other party. We issue other Annuity contracts and life insurance policies where We pay all money We owe under those contracts and policies from Our general account. We are regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that We will be able to meet Our claims paying obligations; there are risks to purchasing any insurance product.
Federal Tax Considerations

Introduction
The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Code and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.
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We are not responsible for determining if your employer’s plan or arrangement satisfies the requirements of the Code and/or ERISA.
We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.
To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.
For Federal tax purposes, the term “spouse” refers to the person to whom you are lawfully married, regardless of sex. The term “spouse” generally will not include individuals who are in a registered domestic partnership or civil union not denominated as marriage under state or other applicable law.
Qualified Annuity Contracts
Introduction
The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code (“tax qualified plans” or “qualified plans”). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities (“TSA”), 408 or “IRAs” (including SEP and SIMPLE IRAs), 408A or “Roth IRAs” or 457(b) plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.
We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.
All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.
A Contract may also be available in connection with an employer’s non-qualified deferred compensation plan or qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. Please consult your tax adviser about your particular situation.
Accumulation
The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution under qualified plans are limited under the Code. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.
Purchase Payments
Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a “before tax” basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an “after tax” basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below and are not subject to the annual limitations on contributions.
An IRA Contract will accept as a single purchase payment a transfer or rollover from another IRA (including a SEP or SIMPLE IRA) or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) A rollover or transfer from a SIMPLE IRA is allowed provided that the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.
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For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.
Taxation of Annuity Distributions
If contributions are made on a “before tax” basis, You generally pay income taxes on the full amount of money You receive under the Contract. Withdrawals attributable to any after-tax contributions are basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings, if any).
Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.
If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings can be received free of Federal income taxes.
With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we will withhold is determined by the Code.
Withdrawals Prior to Age 59½
A taxable withdrawal from a qualified Contract which is subject to income tax may also be subject to a 10% Federal income tax penalty for “early” distribution if taken prior to age 59½, unless an exception described below applies.
Exceptions to the early distribution penalty for qualified plans include withdrawals or distributions made:
(a)
on account of your death or disability,
(b)
as part of a series of substantially equal periodic payments payable for your life (or life expectancy) or joint lives (or joint life expectancies) of You and your designated beneficiary and (in the case of certain employer-sponsored qualified plans) You are separated from employment,
(c)
on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs),
(d)
pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to SEPs and SIMPLE IRAs),
(e)
to pay IRS levies (and made after December 31, 1999),
(f)
to pay deductible medical expenses, or
(g)
in the case of IRAs only, to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Other exceptions include certain provisions under the SECURE 2.0 Act of 2022 which may provide the ability to recontribute an “early” distribution to an IRA or employer sponsored qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). You should consult your tax adviser to confirm whether an exception applies.
If You receive systematic payments or any other payments that You intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payment before age 59½ or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract.
The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.
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Rollovers and Transfers
Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).
Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.
Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.
Federal income tax law allows You to make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs You own.  Generally, this limit does not apply to trustee-to-trustee transfers between IRAs.  Because the rollover rules are complex, please consult with Your tax adviser before making an IRA rollover.
Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
minimum distribution requirements;
(b)
financial hardship; or
(c)
for a period of ten or more years or for life.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You directly transfer a withdrawal from this Contract to another IRA or other qualified plan. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not “eligible rollover distributions,” the Code imposes different withholding rules to determine the withholding percentage.
Death Benefits
The death benefit in a qualified contract is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
Required Minimum Distribution (“RMD”) amounts are required to be distributed from the Contract (including a Roth IRA) following Your death.
Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to Your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after his or her death, unless an exception applies.  An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant.  We may limit any payment option over life, or a period not exceeding life expectancy.
Generally, distributions under this exception must start by the end of the year following Your death. However, if Your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year You would have attained the Applicable Age (as defined in the chart below), if Your Contract permits.
If You die after Annuity Payments have already begun under a Qualified Contract, any remaining payments under the Contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
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If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death. The beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if Your Beneficiary is not a natural person, such as Your estate.
Your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, he or she may elect to rollover the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the Contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.
Applicable Age for Required Minimum Distributions (RMD)
As used in the prospectus, “Applicable Age” means the following:
If you…	Your “Applicable Age” is…
Were born on or before June 30, 1949	70½
Were born on or after July 1, 1949 (and attain age 72 prior to January 1, 2023)	72
Attain age 72 on or after January 1, 2023 (and attain age 73 on or before December 31, 2032)	73*
Attain age 74 on or after January 1, 2033	75*
* If you were born in 1959, you should consult your tax adviser regarding your “Applicable Age,” because it is not clear under the SECURE 2.0 Act whether your Applicable Age is age 73 or age 75.
Required Minimum Distributions
Generally, You must begin receiving RMD amounts from your qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “required Beginning Date” is April 1 following the later of:
(a)
the calendar year in which You reach the Applicable Age, or
(b)
the calendar year You retire, provided You do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), the Required Beginning Date by which You must begin receiving withdrawals is the year in which You attain the Applicable Age, even if You have not retired, taking Your first distribution no later than April 1 of the year after You reach the Applicable Age.
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining the Applicable Age.
A tax penalty (an excise tax) of up to 25% applies to the shortfall of any required minimum distributions You fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (e.g., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEP and SIMPLE IRAs). The required minimum distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs.
The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to
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be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If You intend to receive your minimum distributions in the form of Annuity Payments that are payable over the joint lives of You and a beneficiary or over a guaranteed duration of more than 10 years, be advised that federal tax law may require that, after Your death, any remaining payments be made over a shorter period or be reduced after Your death to satisfy the RMD rules and avoid the up to 25% excise tax. Other complex rules also apply to RMDs taken in the form of annuity payments. You should consult Your own tax adviser as to how these rules affect Your own Contract.
Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions do apply to beneficiaries of Roth IRAs.
Distinction for Puerto Rico Code
An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a “cash or deferred” arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.
Contributions
The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.
Distributions
Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee’s gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee’s gross income. The value of accrued benefits in a qualified retirement plan with respect to which the special 8% tax under Puerto Rico Act No. 77-2014 was prepaid will be considered as part of the participant’s tax basis in his retirement plan account. Thus, any distributions attributable to the benefits for which such taxes were prepaid will not be subject to income taxes when the same are subsequently received by the participant. However, the investment income and the appreciation in value, if any, accrued on the benefits with respect to which the special tax was prepaid, will be taxed as provided by the tax rules in effect at the time of distribution. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation of employment or termination of a retirement plan will generally be treated as ordinary income but will be subject to a withholding tax rate of 20%. A special withholding tax rate of 10% may apply instead, if the plan satisfies the following requirements:
(1) the plan’s trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
(2) 10% of all plan’s trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in “property located in Puerto Rico” for a three-year period.
If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The 2011 PR Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.
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In the case of distributions from a qualified plan in the form of annuity or installments as a result of termination of employment, amounts received are taxable in an amount equal to 3% of the after-tax contributions not previously distributed, which would be considered the tax cost. The remaining portion is not taxable until you have recovered the total after-tax contributions made to the qualified plan. You may be able to exclude from gross income up to $11,000, if you are less than 60 years of age, or up to $15,000, if you are at least 60 years of age, of the taxable portion of the installment payments received every year. The above-described distributions that exceed the amount of $35,000 during a taxable year (amount which includes the annual exclusion of $15,000) for retirees that are 60 years old or older, and $31,000 (amount which includes the annual exclusion of $11,000) for other retirees plus the recovery of the consideration paid for the annuity following the 3% recognition of income rule described above, will generally constitute ordinary income subject to a 10% withholding tax.
Upon the occurrence of a “Declared Disaster,” like a hurricane, Retirement Plans are allowed to make Eligible Distributions to a participant resident of Puerto Rico who requests the same. The Eligible Distribution may not exceed $100,000, be made during a period of time to be identified by the Puerto Rico Treasury through administrative guidance and be used to cover damages or losses suffered, and extraordinary expenses incurred by the individual as a result of the Declared Disaster. The first $10,000 will be exempted from income taxation, including the alternate basic tax, and amounts exceeding $10,000 will be subject to a 10% income tax to be withheld at the source, in lieu of any other income tax, including the alternate basic tax.
In contrast, if qualified retirement income, as defined in 4 U.S.C. Section 114(a), is distributed by a dual qualified plan (i.e., a plan qualified under Code Section 401 and under Section 1081.01 of the 2011 PR Code that is funded through a U.S. trust) to a non-Puerto Rico resident, such distribution is not subject to Puerto Rico income tax. The individual must not be a Puerto Rico resident at the time of the distribution and certain requirements must be satisfied by him/her for the distribution to receive this tax treatment.
You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution if You are a resident of Puerto Rico.
Rollover
Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee’s benefit no later than sixty (60) days after the distribution.
ERISA Considerations
In the context of a Puerto Rico qualified retirement plan trust, the IRS has held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012. Notwithstanding the above, the IRS has held that a Puerto Rico retirement plan described in ERISA Section 1022(i)(1) may participate in a 81-100 group trust because it permits said plan to diversify its investments without adverse tax consequences to the group trust or its investors.
Transaction Processing Errors (Slippage/Breakage)
Transaction processing errors may occur with respect to ERISA employee pension plans, and the correction of these errors may result in a gain or loss. If the correction of a processing error arising from an error made by the Company results in a loss to your Plan or its Participants, the Company will absorb the loss. If the correction of a processing error arising from an error made by the Company results in any gain, the Company will net any such gain against any losses absorbed by the Company as part of implementing the correction and retain any resulting net gain as a component of its compensation for transaction processing services, including its understanding to make Plan and Participant Accounts whole for losses resulting from BLIC’s processing errors. The Plan will retain gains and absorb losses resulting
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from processing errors arising from your Plan’s error. Please note that most investment instructions are processed on an “omnibus” or aggregate basis and because of this, whether a shortfall or overage is attributable to a particular plan may not be able to be determined.
Float
Float income is indirect compensation and part of the total compensation that the issuing insurance company, including the Company, receives and will be used to offset its administrative costs. If the Plan’s assets pass through a bank account that provides credits or bears interest, credits and/or accrued interest are used to defray aggregate expenses for the maintenance of bank accounts. Credits and/or interest accrue from the use of (i) uninvested contributions received too late in the day or not received in good order to be invested same-day, and (ii) proceeds from investment option redemptions where Plan distribution checks have not been presented for payment by Participants. Credits and/or interest (i) begin to accrue on contributions, on the date such amounts are deposited into the bank account and end on the date such amounts are invested pursuant to Participant or Plan representative instructions, and (ii) begin to accrue on distributions on the date the check is written or on the wire date, as applicable, and end on the date the check is presented for payment or when the wire clears against the account, as applicable. Assuming the receipt of accurate payroll information, uninvested contributions are typically invested on the same day. Uninvested contributions received late in the day are invested within 24 hours. However, the amount of float may increase in circumstances where contributions are received without appropriate investment instructions. We follow SEC guidelines with respect to such contributions that are “not in good order” and deposit. Should we timely receive good order instructions, contributions are invested within 24 hours of their receipt. Credits and/or interest are earned at the rate the bank provides from time to time. Distributions are generally paid, by check or wire, within 24 hours of receipt of distribution instructions in good order.
Other Information

The Insurance Company
Brighthouse Life Insurance Company (the “Company”) is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. Prior to March 6, 2017, the Company was known as MetLife Insurance Company USA. The Company is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands.
The Company is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. The Company’s executive offices are located at 11225 North Community House Road, Charlotte, North Carolina 28277.
Financial Statements
The financial statements for the Company and for the Separate Account are located in the Statement of Additional Information.
Distribution of the Contracts
Distribution and Principal Underwriting Agreement. The Company has appointed Brighthouse Securities, LLC (“Brighthouse Securities”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Both the Company and Brighthouse Securities are indirect, wholly owned subsidiaries of Brighthouse Financial, Inc. Brighthouse Securities also acts as the principal underwriter and distributor of other Variable Annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses Brighthouse Securities for expenses Brighthouse Securities incurs in distributing the Contracts (e.g., commissions payable to retail broker-dealers who sell the Contracts). The Company also pays amounts to Brighthouse Securities that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Brighthouse Securities’ management team and other expenses of distributing the Contracts. Brighthouse Securities management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with
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Brighthouse Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Brighthouse Securities does not retain any fees under the Contracts; however, Brighthouse Securities may receive 12b-1 fees from the Underlying Funds.
Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their financial representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
Brighthouse Securities, on behalf of the Company, enters into selling agreements with unaffiliated broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by financial representatives who are associated persons of such unaffiliated broker-dealer firms. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Company no longer actively offers the Contracts to new purchasers, but it continues to accept Participants from existing Contracts and Purchase Payments from existing Contract Owners and Plan Participants.
Compensation. Broker-dealers who have selling agreements with Brighthouse Securities are paid compensation for the promotion and sale of the Contracts. Financial representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm. The amount the financial representative receives depends on the agreement between the firm and the financial representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or financial representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.
Compensation is generally paid as a percentage of the Funding Options invested in the Contract. Alternatively, Brighthouse Securities may pay lower compensation on the Funding Options but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.5% of Purchase Payments (if up-front compensation is paid to financial representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to financial representatives).
Brighthouse Securities has also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, Brighthouse Securities pays separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company’s products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer’s sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company’s products.
These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be a flat fee, or based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by financial representatives of the broker-dealer firm or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by Brighthouse Securities out of its own assets and will not result in any additional direct charge to You. Such compensation may cause the broker-dealer firm and its financial representatives to favor the Company’s products. Brighthouse Securities has entered into preferred distribution arrangements with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. (See the Statement of Additional Information — “Distribution and Principal Underwriting Agreement” for a list of the broker-dealer firms that received compensation during 2022, as well as the range of additional compensation paid.)
Brighthouse Securities may have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser or subadviser to one or more Underlying Funds which are offered under the Contracts.
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Currently, the investment advisory firms include Morgan Stanley Investment Management, Inc. Financial representatives of broker-dealer firms with an affiliated company acting as an adviser or a subadviser may favor these Funds when offering the Contracts.
From time to time, the Company pays organizations, associations and non-profit organizations fees to sponsor the Company’s Variable Annuity Contracts. The Company may also obtain access to an organization’s members to market Our Variable Annuity Contracts. These organizations are compensated for their sponsorship of Our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from the Company. The Company also compensates these organizations by funding their programs, scholarships, events or awards, such as a principal of the year award. The Company may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, the Company hires organizations including, for example, MetLife Services and Solutions, LLC or Metropolitan Life Insurance Company, with whom We were previously affiliated, to perform administrative and enrollment services for Us, for which they are paid a fee which may be based upon a percentage of the account balances their members hold in the Contract. The Company also may retain finders and consultants to introduce the Company to potential clients and for establishing and maintaining relationships between the Company and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. The Company or Our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.
Conformity with State and Federal Laws
The laws of the state in which We deliver a Contract govern that Contract. Where a state has not approved a Contract feature or Funding Option, it will not be available in that state. Any paid-up Annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which We delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.
Voting Rights
The Company is the legal owner of the shares of the Underlying Funds. However, We believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders We are required to obtain from You and from other owners’ instructions on how to vote those shares. We will vote all shares, including those We may own on Our own behalf, and those where We have not received instructions from Contract Owners, in the same proportion as shares for which We received voting instructions. The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote. Should We determine that We are no longer required to comply with the above, We will vote on the shares in Our own right. In certain limited circumstances, and when permitted by law, We may disregard voting instructions. If We do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.
Contract Modification
We reserve the right to modify the Contract to keep it qualified under all related law and regulations that are in effect during the term of this Contract. We will obtain the approval of any regulatory authority needed for the modifications.
Postponement of Payment (the “Emergency Procedure”)
Payment of any benefit or determination of values may be postponed whenever: (1) the NYSE is closed; (2) when trading on the NYSE is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funding Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Funding Option’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of Contract Owners. This Emergency Procedure will supersede any provision of the Contract that specifies a Valuation Date. At any time, payments from the Fixed Account may also be delayed.
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Restrictions on Financial Transactions
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require Us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about You and Your Contract to government regulators.
Legal Proceedings
In the ordinary course of business, the Company, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of Brighthouse Securities to perform its contract with the Separate Account or of the Company to meet its obligations under the Contracts.
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Appendix A

Underlying Funds Available Under the Contract
The following is a list of Underlying Funds under the Contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/TAHD/BHF123. You can also request this information at no cost by calling (833) 208-3018 or sending an email request to rcg@brighthousefinancial.com. Availability of Underlying Funds may vary by employer or Plan administrator. You should reference Your Plan documents or speak with Your employer or Plan administrator for the Underlying Funds available to You.
The current expenses and performance information below reflects fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Growth Fund — Class 2# Capital Research and Management CompanySM	0.66%	-24.74%	7.06%	10.15%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.59%	-29.94%	11.14%	13.64%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.53%	-16.50%	7.83%	11.54%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.96%	-16.76%	4.29%	6.85%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.99%	-18.52%	5.17%	8.43%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.93%	-14.63%	3.48%	5.54%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock High Yield Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Financial Management, Inc.	0.64%	-10.17%	2.75%	4.45%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.98%	-20.15%	5.16%	8.67%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term capital appreciation.	Brighthouse Small Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, and Allspring Global Investments, LLC	1.08%	-13.09%	4.44%	8.79%
Seeks capital appreciation.	Brighthouse/abrdn Emerging Markets Equity Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:abrdn Investments Limited	0.94%	-25.58%	-1.19%	0.43%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser:Wellington Management Company LLP	0.69%	-19.12%	8.67%	12.29%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:CBRE Investment Management Listed Real Assets LLC	0.64%	-24.71%	2.06%	3.77%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Harris Associates L.P.	0.72%	-15.78%	-1.70%	4.41%
Seeks capital growth and income.	Invesco Comstock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Invesco Advisers, Inc.	0.81%	0.64%	7.92%	10.92%
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser:Invesco Advisers, Inc.	0.73%	-31.79%	2.89%	7.89%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Invesco Advisers, Inc.	0.81%	-35.04%	4.47%	10.10%
Seeks long-term capital growth.	JPMorgan Small Cap Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:J.P. Morgan Investment Management Inc.	0.75%	-13.21%	4.82%	8.30%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Loomis, Sayles & Company, L.P.	0.57%	-27.86%	5.54%	10.34%
Seeks capital appreciation.	MFS® Research International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Massachusetts Financial Services Company	0.89%	-17.57%	2.81%	4.75%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser:Pacific Investment Management Company LLC	0.77%	-11.60%	2.09%	0.99%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Pacific Investment Management Company LLC	0.74%	-14.56%	-0.22%	0.81%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.78%	-5.15%	7.15%	10.84%
Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.	T. Rowe Price Large Cap Value Portfolio — Class E†† Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.68%	-5.07%	7.26%	—
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:Victory Capital Management Inc.	0.84%	-2.70%	9.85%	10.16%
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Advisors, LLC	0.38%	-14.15%	0.32%	1.55%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Advisors, LLC	0.63%	-37.61%	7.68%	11.66%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class E# Brighthouse Investment Advisers, LLC Subadviser:BlackRock Advisors, LLC	0.51%	1.28%	0.97%	0.58%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.88%	-12.69%	1.53%	2.71%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.87%	-13.84%	2.58%	4.38%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.90%	-15.33%	3.69%	6.07%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.93%	-17.97%	4.52%	7.53%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class A Brighthouse Investment Advisers, LLC Subadviser:Wellington Management Company LLP	0.52%	-17.08%	5.67%	8.30%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Wellington Management Company LLP	0.61%	-5.08%	11.45%	12.78%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class D# Brighthouse Investment Advisers, LLC Subadviser:Frontier Capital Management Company, LLC	0.80%	-28.21%	6.28%	10.46%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Jennison Associates LLC	0.54%	-38.87%	8.40%	13.05%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:MetLife Investment Management, LLC	0.26%	-18.30%	9.16%	12.28%
Seeks a favorable total return through investment in a diversified portfolio.	MFS® Total Return Portfolio — Class F# Brighthouse Investment Advisers, LLC Subadviser:Massachusetts Financial Services Company	0.80%	-9.82%	4.98%	7.18%
Seeks capital appreciation.	MFS® Value Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Massachusetts Financial Services Company	0.56%	-5.98%	7.51%	11.28%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Neuberger Berman Investment Advisers LLC	0.80%	-19.15%	7.70%	10.74%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.82%	-40.67%	4.65%	11.00%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser:T. Rowe Price Associates, Inc.	0.75%	-22.34%	5.84%	11.07%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Western Asset Management Company LLC	0.55%	-16.66%	0.18%	2.19%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class A# Brighthouse Investment Advisers, LLC Subadviser:Western Asset Management Company LLC	0.49%	-9.01%	0.19%	0.68%
Seeks long-term capital appreciation.	Contrafund® Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser:FMR UK, FMR HK, and FMR Japan	0.85%	-26.49%	8.39%	11.15%
Seeks long-term growth of capital.	Mid Cap Portfolio — Service Class 2 Fidelity Management & Research Company LLC Subadviser:FMR UK, FMR HK, and FMR Japan	0.86%	-14.97%	5.68%	9.69%
Seeks long-term capital growth.	Franklin Small-Mid Cap Growth VIP Fund — Class 2† Franklin Advisers, Inc.	1.09%	-33.69%	7.07%	9.91%
Seeks long-term capital appreciation.	Templeton Developing Markets VIP Fund — Class 2# Templeton Asset Management Ltd. Subadviser:Franklin Templeton Investment Management Limited	1.37%	-21.98%	-1.67%	1.02%
Seeks long-term capital growth.	Templeton Foreign VIP Fund — Class 2# Templeton Investment Counsel, LLC	1.09%	-7.61%	-1.97%	1.47%
Seeks long-term growth of capital.	Janus Henderson Enterprise Portfolio — Service Shares Janus Henderson Investors US LLC	0.96%	-16.15%	9.35%	13.10%
Seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.	Western Asset Corporate Bond Fund — Class A Legg Mason Partners Fund Advisor, LLC Subadviser:Western Asset Management Company, LLC	0.89%	-16.86%	0.16%	2.29%
Seeks capital appreciation.	ClearBridge Variable Aggressive Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.82%	-26.42%	1.89%	8.49%
Seeks long-term capital appreciation.	ClearBridge Variable Appreciation Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.72%	-12.44%	9.66%	11.80%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks dividend income, growth of dividend income and long-term capital appreciation.	ClearBridge Variable Dividend Strategy Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.74%	-8.10%	9.45%	11.42%
Seeks long-term growth of capital.	ClearBridge Variable Large Cap Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.76%	-32.24%	7.38%	12.77%
Seeks long-term growth of capital as its primary objective. Current income is a secondary objective.	ClearBridge Variable Large Cap Value Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.72%	-6.43%	7.86%	10.53%
Seeks long-term growth of capital.	ClearBridge Variable Small Cap Growth Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadviser:ClearBridge Investments, LLC	0.80%	-28.85%	8.54%	11.23%
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio — Class I Legg Mason Partners Fund Advisor, LLC Subadvisers:Western Asset Management Company, LLC; Western Asset Management Company Limited; Western Asset Management Pte. Ltd.	0.79%	-13.72%	0.61%	2.51%
Seeks to match the performance of the Standard & Poor's® SmallCap 600 Index.	1919 Variable Socially Responsive Balanced Fund# 1919 Investment Counsel, LLC	0.89%	-20.94%	7.65%	8.62%
#
Certain Underlying Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Underlying Funds' prospectuses for additional information regarding these arrangements.
‡
This Underlying Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Underlying Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
†
Not available under all Contracts. Availability depends on Contract issue date.
††
Closed to new investments except under dollar cost averaging and rebalancing programs in existence at the time of closing.

Appendix B

Underlying Funds with Different Legal And Marketing Names
Series Fund/Trust	Portfolio/Series	Marketing Name
American Funds Insurance Series®	Global Growth Fund	American Funds Global Growth Fund
American Funds Insurance Series®	Growth-Income Fund	American Funds Growth-Income Fund
American Funds Insurance Series®	Growth Fund	American Funds Growth Fund
Fidelity® Variable Insurance Products	Contrafund® Portfolio	Fidelity VIP Contrafund® Portfolio
Fidelity® Variable Insurance Products	Mid Cap Portfolio	Fidelity VIP Mid Cap Portfolio
Annuity Contract Legal And Marketing Name
Annuity Contract	Marketing Name
Registered Fixed Account Option	Fixed Account
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Appendix C

Competing Funds
The Underlying Funds listed below are Competing Funds, defined as any investment option under the Plan which, in Our opinion consists primarily of fixed income securities and/or money market instruments.
•
BlackRock Bond Income Portfolio
•
BlackRock High Yield Portfolio
•
BlackRock Ultra-Short Term Bond Portfolio
•
Brighthouse Asset Allocation 20 Portfolio
•
Western Asset Corporate Bond Portfolio
•
Western Asset Variable Global High Yield Bond Portfolio
•
PIMCO Inflation Protected Bond Portfolio
•
PIMCO Total Return Portfolio
•
Western Asset Management Strategic Bond Opportunities Portfolio
•
Western Asset Management U.S. Government Portfolio
C-1

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The statement of additional information (SAI) includes additional information about the Separate Account. The SAI is dated the same as this prospectus and is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI or to request more information about the Contract, and to make investor inquiries, call us at (833) 208-3018.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000075342

Brighthouse Retirement Perspectives
Unallocated Group Variable Annuity Contract
STATEMENT OF ADDITIONAL INFORMATION
Dated
May 1, 2023
For Variable Annuity Contracts
Brighthouse Separate Account QPN for Variable Annuities
ISSUED BY
BRIGHTHOUSE LIFE INSURANCE COMPANY
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 2023. A copy of the Variable Annuity Contract Prospectus may be obtained by writing to Brighthouse Life Insurance Company, P.O. Box 4261, Clinton, IA 52733-4261, or by calling (833) 208-3018, or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/.
For Contracts currently receiving annuity payments, general servicing requests and communications should be directed to: Brighthouse Life Insurance Company, Attn: Pano 2, P.O. Box 305073, Nashville, TN 37230-5073, phone: (888) 243-1932, fax: (877) 245-2964.
For Contracts currently receiving annuity payments, claims related communications should be directed to: Brighthouse Life Insurance Company, Attn: Pano 2, P.O. Box 305074, Nashville, TN 37230-5074, phone: (888) 243-1932, fax: (877) 245-2964.
The SAI contains information in addition to the information described in the Prospectus for the Variable Annuity Contracts (the “Contract(s)”) offered by Brighthouse Life Insurance Company (“we”, “our”, or the “Company”).
Book 094-095 SAI

THE INSURANCE COMPANY
Brighthouse Life Insurance Company (“BLIC” or the “Company”) is a Delaware corporation originally incorporated in Connecticut in 1863. Prior to March 6, 2017, BLIC was known as MetLife Insurance Company USA. BLIC is licensed to conduct business in all U.S. states (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. Prior to August 4, 2017, the Company was an indirect wholly-owned subsidiary of MetLife, Inc. On that date, MetLife, Inc. distributed approximately 80.8% of BHF’s common stock to holders of MetLife Inc.’s common stock, and BHF became a separate, publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
Brighthouse Life Insurance Company History
MetLife Insurance Company USA: From the close of business on November 14, 2014 to March 6, 2017, BLIC was called MetLife Insurance Company USA (“MetLife USA”). MetLife USA was established following the close of business on November 14, 2014, when MetLife Investors USA Insurance Company, a wholly-owned subsidiary of MetLife Insurance Company of Connecticut, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. were merged into MetLife Insurance Company of Connecticut, and MetLife Insurance Company of Connecticut was then renamed MetLife Insurance Company USA. Simultaneously, MetLife USA changed its domicile from Connecticut to the state of Delaware. As a result of this merger, MetLife USA assumed legal ownership of all of the assets of these predecessor companies, including assets held in the separate accounts, and became responsible for administering the contracts and paying any benefits due under all contracts issued by each of its corporate predecessors. These predecessor companies that issued contracts on and prior to November 14, 2014 were the following:
•MetLife Insurance Company of Connecticut: MetLife Insurance Company of Connecticut (“MICC”), originally chartered in Connecticut in 1863, was known as Travelers Insurance Company prior to May 1, 2006. MICC changed its name to MetLife Insurance Company USA and its state of domicile to Delaware after November 14, 2014 as described under “MetLife Insurance Company USA” above.
•MetLife Life and Annuity Company of Connecticut: MetLife Life and Annuity Company of Connecticut (MLAC), originally chartered in Connecticut in 1973, was known as Travelers Life and Annuity Company prior to May 1, 2006. On or about December 7, 2007, MLAC merged with and into MICC.
•MetLife Investors USA Insurance Company: MetLife Investors USA Insurance Company (MLI USA), originally chartered in Delaware in 1960, was known as Security First Life Insurance Company prior to January 8, 2001. MLI USA was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company: MetLife Investors Insurance Company (MLI), originally chartered in Missouri in 1981, was known as Cova Financial Services Life Insurance Company prior to February 12, 2001. MLI was merged into BLIC after the close of business on November 14, 2014, as described under “MetLife Insurance Company USA” above.
•MetLife Investors Insurance Company of California: MetLife Investors Insurance Company of California (MLI-CA), originally chartered in California in 1972, was known as Cova Financial Life Insurance Company prior to February 12, 2001. On November 9, 2006 MLI-CA merged with and into MLI.
2

The Separate Account. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company’s general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.
SERVICES
BLIC maintains certain books and records of the Separate Account and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc., provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by BLIC. The amount paid by Brighthouse Services, LLC on behalf of BLIC to Computer Sciences Corporation for the period January 1, 2020 through December 31, 2020 was $5,297,734, for the period January 1, 2021 through December 31, 2021 was $4,883,552 and for the period January 1, 2022 through December 31, 2022 was $5,092,107.
PRINCIPAL UNDERWRITER
Brighthouse Securities, LLC (“Brighthouse Securities”) serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. Brighthouse Securities’ principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Brighthouse Securities and the Company are affiliates because they are both under common control of Brighthouse Financial, Inc.
CUSTODIAN
Brighthouse Life Insurance Company, 11225 North Community House Road, Charlotte, NC 28277, is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.
PRINCIPAL UNDERWRITING AND DISTRIBUTION AGREEMENT
Information about the distribution of the Contracts is contained in the prospectus (see “Other Information — Distribution of the Variable Annuity Contracts”). Additional information is provided below.
Under the terms of the Principal Underwriting and Distribution Agreement among the Separate Account, Brighthouse Securities and the Company, Brighthouse Securities acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses Brighthouse Securities for certain sales and overhead expenses connected with sales functions.
The following table shows the amount of commissions paid to and the amount of commissions retained by the principal underwriter. Brighthouse Securities was the recipient of these commissions thereafter.
Underwriting Commissions
Year	Underwriting Commissions Paid to the Distributor by the Company	Amount of Underwriting Commissions Retained by the Distributor
2022	$666,009,009	$0
2021	$795,080,241	$0
2020	$651,736,999	$0
3

The Company and Brighthouse Securities have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called “shelf space” arrangements. Under these arrangements, the Company and Brighthouse Securities pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company’s products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms’ sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company’s products.
These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contract, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firms or based on the length of time that a Contract Owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by Brighthouse Securities or the Company out of their own assets and will not result in any additional direct charge to You. Such compensation may cause the broker dealer firms and their registered representatives to favor the Company’s products.
The principal underwriter or the Company paid the following amounts during 2022. The amount of additional compensation (noncommission amounts) paid to selected broker-dealer firms during 2022 ranged from $100 to $11,992,537*. The amount of commissions paid to selected broker-dealer firms during 2022 ranged from $7,977 to $69,782,731. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2022 ranged from $7,977 to $74,538,028*.
*
For purposes of this calculation, the additional compensation (non-commission) amounts received by a selling firm includes additional compensation received by the firm for the sale of insurance products issued by our affiliates Brighthouse Life Insurance Company of NY.
The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and Brighthouse Securities under which the broker-dealer firms received additional compensation in 2022 in connection with the sale of Our Variable Annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:
Advisor Group, Inc.
American Portfolios Financial Services, Inc.
Ameriprise Financial Services, Inc.
Ameritas Investment Corp.
Arvest Investments, Inc.
Avantax Investment Services, Inc.
Brokers International Financial Services, LLC
Benjamin F. Edwards & Company, Inc.
Cabot Lodge Securities LLC
Cadaret, Grant & Co., Inc.
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Capital Investments Group, Inc.
Centaurus Financial, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Group, Inc.
Cetera Financial Specialists LLC
Cetera Investment Services LLC
CFD Investment, Inc.
Citigroup Global Markets Inc.
Commonwealth Financial Network
Concourse Financial Group Securities, Inc.
Copper Financial
CUSO Financial Services, L.P.
Equitable Advisors, LLC
Equity Services, Inc.
4

First Command Financial Planning, Inc.
First Heartland Capital, Inc.
First Horizon Advisors, Inc.
Founders Financial Securities LLC
FSC Securities Corporation
Geneos Wealth Management, Inc.
Gradient Securities, LLC
Grove Point Investments, LLC
Hazard & Siegel, Inc.
Independent Financial Group, LLC
Infinex Investments, Inc.
Investacorp, Inc.
J.W. Cole Financial, Inc.
Janney Montgomery Scott LLC
KMS Financial Services, Inc.
Kestra Investment Services, LLC
Key Investment Services LLC
LifeMark Securities Corp.
Lincoln Investment Planning, Inc.
Lion Street Financial, LLC
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc
MML Investors Services, LLC
Morgan Stanley Smith Barney LLC
NEXT Financial Group, Inc.
OneAmerica Securities, Inc.
Oppenheimer & Co. Inc.
Park Avenue Securities LLC
PFS Investments Inc.
Purshe Kaplan Sterling Investments, Inc.
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Royal Alliance Associates, Inc.
SagePoint Financial, Inc.
SCF Securities, Inc.
Securities America, Inc.
Securities Service Network, LLC
Sigma Financial Corporation
Signator Investors, Inc.
Stifel, Nicolaus & Company, Incorporated
Synovus Securities, Inc.
TFS Securities, Inc.
The Investment Center, Inc.
The Leaders Group, Inc.
The O.N. Equity Sales Company
Transamerica Financial Advisors, Inc.
Triad Advisors, LLC
UBS Financial Services Inc.
U.S. Bancorp Investments, Inc.
UnionBanc Investment Services, LLC
United Planners Financial Services
USA Financial Securities Corporation
ValMark Securities, Inc.
5

Voya Financial Advisors, Inc.
Wells Fargo Advisors, LLC
Wescom Financial Services
Woodbury Financial Services, Inc.
Western International Securities, Inc.
There are other broker-dealer firms who receive compensation for servicing our contracts, and the account value of the contracts or the amount of added purchase payments received may be included in determining their additional compensation, if any.
Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the withdrawal charge where such reduction or elimination would be unfairly discriminatory to any person.
CALCULATION OF ANNUITY UNIT VALUE
The value of the Accumulation Units for each Funding Option was initially established at $1.00. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the preceding Valuation Date by 1.000 plus the net investment factor for the Valuation Period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one Valuation Period to the next. The net investment factor for a Funding Option for any Valuation Period is equal to (a) minus (b), divided by (c) where:
(a) = investment income plus capital gains and losses (whether realized or unrealized);
(b) = any deduction for applicable taxes (presently zero); and
(c) = the value of the assets of the Funding Option at the beginning of the Valuation Period.
The net investment factor may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the Valuation Period. The net investment factor is then reduced by a maximum charge of 0.000034247 for each day in the Valuation Period which is the daily equivalent of the maximum annual Separate Account Charge.
Legal or Regulatory Restrictions on Transactions
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company may also be required to block a contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, death benefits or continue making Annuity Payments until instructions are received from the appropriate regulator.
ADVERTISEMENT OF THE SEPARATE ACCOUNT
From time to time, We advertise the performance of various Funding Options of the Separate Account, including standardized and non-standardized performance. Performance may be calculated based upon historical performance of the Underlying Funds and may assume that the Funding Options were in existence prior to their inception dates. Any performance data that includes all or a portion of the time between the Underlying Fund inception date and the Funding Option inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Funding Option had been introduced as of the Underlying Fund inception date. After the inception date, actual accumulation unit or annuity unit data is used. Historical performance information should not be relied on as a guarantee of future performance results.
Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Funding Options with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for
6

comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS® and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor’s 500 Composite Stock Price Index.
Past performance is no guarantee of future results. Any illustration should not be relied on as a guarantee of future results.
TAXES
Qualified Annuity Contracts
Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.
Types of Qualified Plans
The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs and Roth IRAs, they are established by an employer for participation of its employees.
401(k), 401(a)
Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.
Limits for Individual Contributions:
Plan Type	Elective Contribution	Catch-up Contribution
401(k)	$22,500	$7,500
Dollar limits are for 2023 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions such that the total annual plan contributions do not exceed the lesser of $66,000 and 100% of an employee’s compensation for 2023.
ERISA
If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse’s rights as described below.
Generally, the spouse must give qualified consent whenever You:
1.
Choose income payments other than on a qualified joint and survivor annuity basis (“QJSA”) (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit (“QPSA”) (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
2.
Make certain withdrawals under plans for which a qualified consent is required;
3.
Name someone other than the spouse as your beneficiary; or
4.
Use your accrued benefit as security for a loan exceeding $5,000.
7

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledge the identity of the designated beneficiary and the form of benefit be selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.
The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of, and the qualified consent for, the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.
If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.
Federal Estate Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
SECURE 2.0 Act Considerations
As part of the Consolidated Appropriations Act, 2023, Congress passed the SECURE 2.0 Act of 2022 (the “Act”) which was signed into law on December 29, 2022. The Act includes many provisions updating the Code affecting employer sponsored qualified plans and IRAs, including provisions that become effective immediately and provisions which become effective in later years through 2033. For example, the Act includes provisions affecting required minimum distribution (RMD), certain contribution and other limits affecting IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for “early” distributions which may also provide for the ability to recontribute such early distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). This prospectus does not attempt to provide a complete discussion of the Act and its provisions. Individuals should consult with a qualified tax adviser.
Annuity Purchase Payments By Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.
8

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements comprising each of the Subaccounts of Brighthouse Separate Account QPN for Variable Annuities, and the financial statements of Brighthouse Life Insurance Company, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
9

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Financial Statements
The financial statements comprising each of the Subaccounts of the Separate Account and the financial statements of the Company are included herein.
The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contracts.
11

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Brighthouse Separate Account QPN for Variable Annuities
and Board of Directors of
Brighthouse Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Brighthouse Separate Account QPN for Variable Annuities (the "Separate Account") of Brighthouse Life Insurance Company (the "Company") comprising each of the individual Subaccounts listed in Note 2 as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Separate Account of the Company as of December 31, 2022, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 24, 2023

We have served as the Separate Account's auditor since 2005.

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BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American Funds® Global Growth Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	BHFTI American Funds® Balanced Allocation Subaccount
Assets:
Investments at fair value	$3,014,972	$2,976,722	$2,823,213	$1,050,475
Due from Brighthouse Life Insurance Company	—	—	—	—
Total Assets	3,014,972	2,976,722	2,823,213	1,050,475
Liabilities:
Accrued fees	55	53	52	37
Due to Brighthouse Life Insurance Company	22	33	69	21
Total Liabilities	77	86	121	58
Net Assets	$3,014,895	$2,976,636	$2,823,092	$1,050,417

The accompanying notes are an integral part of these financial statements.
1

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI American Funds® Growth Allocation Subaccount	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount
Assets:
Investments at fair value	$1,451,018	$243,176	$806,947	$1,850,764	$1,448,645
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	1,451,018	243,176	806,947	1,850,764	1,448,645
Liabilities:
Accrued fees	73	47	33	57	85
Due to Brighthouse Life Insurance Company	33	11	29	7	24
Total Liabilities	106	58	62	64	109
Net Assets	$1,450,912	$243,118	$806,885	$1,850,700	$1,448,536

The accompanying notes are an integral part of these financial statements.
2

	BHFTI Brighthouse/ abrdn Emerging Markets Equity Subaccount	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount
Assets:
Investments at fair value	$417,197	$607,949	$622,677	$902,363	$301,994
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	417,197	607,949	622,677	902,363	301,994
Liabilities:
Accrued fees	19	50	49	107	63
Due to Brighthouse Life Insurance Company	8	37	23	20	95
Total Liabilities	27	87	72	127	158
Net Assets	$417,170	$607,862	$622,605	$902,236	$301,836

The accompanying notes are an integral part of these financial statements.
3

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI Invesco Global Equity Subaccount	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MFS® Research International Subaccount
Assets:
Investments at fair value	$4,893,675	$196,508	$237,875	$9,063,832	$243,344
Due from Brighthouse Life Insurance Company	—	—	—	—	1
Total Assets	4,893,675	196,508	237,875	9,063,832	243,345
Liabilities:
Accrued fees	49	72	51	64	37
Due to Brighthouse Life Insurance Company	27	25	40	1	—
Total Liabilities	76	97	91	65	37
Net Assets	$4,893,599	$196,411	$237,784	$9,063,767	$243,308

The accompanying notes are an integral part of these financial statements.
4

	BHFTI PIMCO Inflation Protected Bond Subaccount	BHFTI PIMCO Total Return Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount
Assets:
Investments at fair value	$383,891	$2,121,329	$7,675,474	$573,919	$879,292
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	383,891	2,121,329	7,675,474	573,919	879,292
Liabilities:
Accrued fees	47	73	152	28	102
Due to Brighthouse Life Insurance Company	4	5	105	45	6
Total Liabilities	51	78	257	73	108
Net Assets	$383,840	$2,121,251	$7,675,217	$573,846	$879,184

The accompanying notes are an integral part of these financial statements.
5

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII BlackRock Capital Appreciation Subaccount	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount
Assets:
Investments at fair value	$4,207,702	$4,162,653	$574,954	$656,186	$5,862,660
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	4,207,702	4,162,653	574,954	656,186	5,862,660
Liabilities:
Accrued fees	56	120	37	53	74
Due to Brighthouse Life Insurance Company	19	21	11	7	15
Total Liabilities	75	141	48	60	89
Net Assets	$4,207,627	$4,162,512	$574,906	$656,126	$5,862,571

The accompanying notes are an integral part of these financial statements.
6

	BHFTII Brighthouse Asset Allocation 80 Subaccount	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount
Assets:
Investments at fair value	$3,768,314	$681,008	$1,050,624	$2,364,176	$1,545,075
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	3,768,314	681,008	1,050,624	2,364,176	1,545,075
Liabilities:
Accrued fees	62	35	44	79	93
Due to Brighthouse Life Insurance Company	30	24	48	33	33
Total Liabilities	92	59	92	112	126
Net Assets	$3,768,222	$680,949	$1,050,532	$2,364,064	$1,544,949

The accompanying notes are an integral part of these financial statements.
7

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII MetLife Aggregate Bond Index Subaccount	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount
Assets:
Investments at fair value	$9,238	$23,759	$61,887	$7,432,064	$4,010,210
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	9,238	23,759	61,887	7,432,064	4,010,210
Liabilities:
Accrued fees	61	5	24	113	78
Due to Brighthouse Life Insurance Company	1	5	4	10	24
Total Liabilities	62	10	28	123	102
Net Assets	$9,176	$23,749	$61,859	$7,431,941	$4,010,108

The accompanying notes are an integral part of these financial statements.
8

	BHFTII MFS® Value Subaccount	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount
Assets:
Investments at fair value	$4,723,724	$832,112	$2,751,750	$4,372,342	$864,214
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	4,723,724	832,112	2,751,750	4,372,342	864,214
Liabilities:
Accrued fees	47	77	61	32	65
Due to Brighthouse Life Insurance Company	26	4	24	30	29
Total Liabilities	73	81	85	62	94
Net Assets	$4,723,651	$832,031	$2,751,665	$4,372,280	$864,120

The accompanying notes are an integral part of these financial statements.
9

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII Western Asset Management U.S. Government Subaccount	Fidelity® VIP Contrafund® Subaccount	Fidelity® VIP Mid Cap Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount
Assets:
Investments at fair value	$985,866	$4,147,984	$4,399,934	$334,029	$698,981
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	985,866	4,147,984	4,399,934	334,029	698,981
Liabilities:
Accrued fees	67	65	81	97	62
Due to Brighthouse Life Insurance Company	18	57	23	5	12
Total Liabilities	85	122	104	102	74
Net Assets	$985,781	$4,147,862	$4,399,830	$333,927	$698,907

The accompanying notes are an integral part of these financial statements.
10

	FTVIPT Templeton Foreign VIP Subaccount	Janus Henderson Enterprise Subaccount	LMPET ClearBridge Small Cap Value Subaccount	LMPIT Western Asset Corporate Bond Subaccount	LMPVET ClearBridge Variable Aggressive Growth Subaccount
Assets:
Investments at fair value	$438,260	$4,870,425	$9,687	$1,090,789	$1,298,312
Due from Brighthouse Life Insurance Company	—	—	—	—	—
Total Assets	438,260	4,870,425	9,687	1,090,789	1,298,312
Liabilities:
Accrued fees	61	73	51	22	100
Due to Brighthouse Life Insurance Company	3	64	8	15	9
Total Liabilities	64	137	59	37	109
Net Assets	$438,196	$4,870,288	$9,628	$1,090,752	$1,298,203

The accompanying notes are an integral part of these financial statements.
11

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2022

	LMPVET ClearBridge Variable Appreciation Subaccount	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount
Assets:
Investments at fair value	$3,020,245	$581,935	$764,158	$582,351
Due from Brighthouse Life Insurance Company	—	—	—	—
Total Assets	3,020,245	581,935	764,158	582,351
Liabilities:
Accrued fees	41	77	66	69
Due to Brighthouse Life Insurance Company	58	55	18	32
Total Liabilities	99	132	84	101
Net Assets	$3,020,146	$581,803	$764,074	$582,250

The accompanying notes are an integral part of these financial statements.
12

	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount	TAP 1919 Variable Socially Responsive Balanced Subaccount
Assets:
Investments at fair value	$559,236	$558,364	$227,245
Due from Brighthouse Life Insurance Company	—	—	—
Total Assets	559,236	558,364	227,245
Liabilities:
Accrued fees	95	79	37
Due to Brighthouse Life Insurance Company	10	26	36
Total Liabilities	105	105	73
Net Assets	$559,131	$558,259	$227,172

The accompanying notes are an integral part of these financial statements.
13

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	American Funds® Global Growth Subaccount	American Funds® Growth Subaccount	American Funds® Growth-Income Subaccount	BHFTI American Funds® Balanced Allocation Subaccount	BHFTI American Funds® Growth Allocation Subaccount
Investment Income:
Dividends	$21,248	$11,137	$38,507	$14,918	$16,085
Expenses:
Mortality and expense risk charges	41,372	44,940	39,379	14,073	19,912
Net investment income (loss)	(20,124)	(33,803)	(872)	845	(3,827)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	355,265	526,575	309,186	140,163	233,458
Realized gains (losses) on sale of investments	20,157	150,282	70,032	35,267	(4,597)
Net realized gains (losses)	375,422	676,857	379,218	175,430	228,861
Change in unrealized gains (losses) on investments	(1,395,958)	(2,145,892)	(1,040,532)	(403,375)	(571,939)
Net realized and change in unrealized gains (losses) on investments	(1,020,536)	(1,469,035)	(661,314)	(227,945)	(343,078)
Net increase (decrease) in net assets resulting from operations	$(1,040,660)	$(1,502,838)	$(662,186)	$(227,100)	$(346,905)

The accompanying notes are an integral part of these financial statements.
14

	BHFTI American Funds® Moderate Allocation Subaccount	BHFTI BlackRock High Yield Subaccount	BHFTI Brighthouse Asset Allocation 100 Subaccount	BHFTI Brighthouse Small Cap Value Subaccount	BHFTI Brighthouse/ abrdn Emerging Markets Equity Subaccount
Investment Income:
Dividends	$5,913	$39,991	$29,236	$10,111	$4,363
Expenses:
Mortality and expense risk charges	3,178	8,773	29,098	20,786	5,147
Net investment income (loss)	2,735	31,218	138	(10,675)	(784)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	35,654	—	192,847	283,789	61,196
Realized gains (losses) on sale of investments	(22,362)	(23,197)	13,533	(5,921)	337
Net realized gains (losses)	13,292	(23,197)	206,380	277,868	61,533
Change in unrealized gains (losses) on investments	(80,617)	(109,176)	(852,081)	(531,333)	(204,670)
Net realized and change in unrealized gains (losses) on investments	(67,325)	(132,373)	(645,701)	(253,465)	(143,137)
Net increase (decrease) in net assets resulting from operations	$(64,590)	$(101,155)	$(645,563)	$(264,140)	$(143,921)

The accompanying notes are an integral part of these financial statements.
15

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTI Brighthouse/ Wellington Large Cap Research Subaccount	BHFTI CBRE Global Real Estate Subaccount	BHFTI Harris Oakmark International Subaccount	BHFTI Invesco Comstock Subaccount	BHFTI Invesco Global Equity Subaccount
Investment Income:
Dividends	$3,603	$35,092	$23,411	$7,437	$—
Expenses:
Mortality and expense risk charges	8,269	9,258	12,793	5,315	73,875
Net investment income (loss)	(4,666)	25,834	10,618	2,122	(73,875)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	139,229	76,351	51,689	56,701	836,544
Realized gains (losses) on sale of investments	876	(25,564)	(42,052)	19,564	365,863
Net realized gains (losses)	140,105	50,787	9,637	76,265	1,202,407
Change in unrealized gains (losses) on investments	(287,937)	(317,708)	(224,434)	(81,244)	(3,719,689)
Net realized and change in unrealized gains (losses) on investments	(147,832)	(266,921)	(214,797)	(4,979)	(2,517,282)
Net increase (decrease) in net assets resulting from operations	$(152,498)	$(241,087)	$(204,179)	$(2,857)	$(2,591,157)

The accompanying notes are an integral part of these financial statements.
16

	BHFTI Invesco Small Cap Growth Subaccount	BHFTI JPMorgan Small Cap Value Subaccount	BHFTI Loomis Sayles Growth Subaccount	BHFTI MFS® Research International Subaccount	BHFTI PIMCO Inflation Protected Bond Subaccount
Investment Income:
Dividends	$—	$2,937	$—	$5,087	$28,148
Expenses:
Mortality and expense risk charges	2,819	3,357	136,687	3,367	4,422
Net investment income (loss)	(2,819)	(420)	(136,687)	1,720	23,726
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	63,929	83,445	938,680	19,452	—
Realized gains (losses) on sale of investments	(912)	1,004	214,823	5,579	(518)
Net realized gains (losses)	63,017	84,449	1,153,503	25,031	(518)
Change in unrealized gains (losses) on investments	(166,122)	(123,877)	(5,022,351)	(93,186)	(80,730)
Net realized and change in unrealized gains (losses) on investments	(103,105)	(39,428)	(3,868,848)	(68,155)	(81,248)
Net increase (decrease) in net assets resulting from operations	$(105,924)	$(39,848)	$(4,005,535)	$(66,435)	$(57,522)

The accompanying notes are an integral part of these financial statements.
17

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTI PIMCO Total Return Subaccount	BHFTI T. Rowe Price Large Cap Value Subaccount	BHFTI Victory Sycamore Mid Cap Value Subaccount	BHFTII BlackRock Bond Income Subaccount	BHFTII BlackRock Capital Appreciation Subaccount
Investment Income:
Dividends	$66,058	$131,045	$9,966	$29,527	$—
Expenses:
Mortality and expense risk charges	29,442	105,783	6,196	12,289	63,643
Net investment income (loss)	36,616	25,262	3,770	17,238	(63,643)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	1,008,390	72,673	1,209	1,388,500
Realized gains (losses) on sale of investments	(28,523)	102,800	(1,197)	(29,925)	230,088
Net realized gains (losses)	(28,523)	1,111,190	71,476	(28,716)	1,618,588
Change in unrealized gains (losses) on investments	(407,801)	(1,670,568)	(91,432)	(165,764)	(4,306,430)
Net realized and change in unrealized gains (losses) on investments	(436,324)	(559,378)	(19,956)	(194,480)	(2,687,842)
Net increase (decrease) in net assets resulting from operations	$(399,708)	$(534,116)	$(16,186)	$(177,242)	$(2,751,485)

The accompanying notes are an integral part of these financial statements.
18

	BHFTII BlackRock Ultra-Short Term Bond Subaccount	BHFTII Brighthouse Asset Allocation 20 Subaccount	BHFTII Brighthouse Asset Allocation 40 Subaccount	BHFTII Brighthouse Asset Allocation 60 Subaccount	BHFTII Brighthouse Asset Allocation 80 Subaccount
Investment Income:
Dividends	$—	$18,619	$19,725	$145,892	$70,223
Expenses:
Mortality and expense risk charges	57,858	8,415	10,807	86,912	49,731
Net investment income (loss)	(57,858)	10,204	8,918	58,980	20,492
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	18,794	41,746	525,212	370,955
Realized gains (losses) on sale of investments	(9,883)	(9,998)	(18,106)	(87,528)	66,209
Net realized gains (losses)	(9,883)	8,796	23,640	437,684	437,164
Change in unrealized gains (losses) on investments	61,446	(120,127)	(162,292)	(1,814,627)	(1,361,390)
Net realized and change in unrealized gains (losses) on investments	51,563	(111,331)	(138,652)	(1,376,943)	(924,226)
Net increase (decrease) in net assets resulting from operations	$(6,295)	$(101,127)	$(129,734)	$(1,317,963)	$(903,734)

The accompanying notes are an integral part of these financial statements.
19

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTII Brighthouse/ Wellington Balanced Subaccount	BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount	BHFTII Frontier Mid Cap Growth Subaccount	BHFTII Jennison Growth Subaccount	BHFTII MetLife Aggregate Bond Index Subaccount
Investment Income:
Dividends	$12,307	$16,321	$—	$—	$270
Expenses:
Mortality and expense risk charges	9,126	15,078	36,025	20,897	94
Net investment income (loss)	3,181	1,243	(36,025)	(20,897)	176
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	95,991	200,865	831,029	425,759	—
Realized gains (losses) on sale of investments	(7,752)	(12,266)	(88,284)	(4,070)	(12)
Net realized gains (losses)	88,239	188,599	742,745	421,689	(12)
Change in unrealized gains (losses) on investments	(241,689)	(275,271)	(1,767,396)	(1,430,554)	(1,660)
Net realized and change in unrealized gains (losses) on investments	(153,450)	(86,672)	(1,024,651)	(1,008,865)	(1,672)
Net increase (decrease) in net assets resulting from operations	$(150,269)	$(85,429)	$(1,060,676)	$(1,029,762)	$(1,496)

The accompanying notes are an integral part of these financial statements.
20

	BHFTII MetLife MSCI EAFE® Index Subaccount	BHFTII MetLife Russell 2000® Index Subaccount	BHFTII MetLife Stock Index Subaccount	BHFTII MFS® Total Return Subaccount	BHFTII MFS® Value Subaccount
Investment Income:
Dividends	$899	$706	$106,533	$69,790	$84,086
Expenses:
Mortality and expense risk charges	317	928	109,469	56,360	62,714
Net investment income (loss)	582	(222)	(2,936)	13,430	21,372
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	634	11,659	740,007	422,830	697,750
Realized gains (losses) on sale of investments	(1)	78	783,738	113,275	262,477
Net realized gains (losses)	633	11,737	1,523,745	536,105	960,227
Change in unrealized gains (losses) on investments	(5,606)	(28,310)	(3,444,602)	(1,082,507)	(1,378,491)
Net realized and change in unrealized gains (losses) on investments	(4,973)	(16,573)	(1,920,857)	(546,402)	(418,264)
Net increase (decrease) in net assets resulting from operations	$(4,391)	$(16,795)	$(1,923,793)	$(532,972)	$(396,892)

The accompanying notes are an integral part of these financial statements.
21

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	BHFTII Neuberger Berman Genesis Subaccount	BHFTII T. Rowe Price Large Cap Growth Subaccount	BHFTII T. Rowe Price Small Cap Growth Subaccount	BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	BHFTII Western Asset Management U.S. Government Subaccount
Investment Income:
Dividends	$—	$—	$—	$57,533	$22,673
Expenses:
Mortality and expense risk charges	10,920	42,033	62,907	10,300	11,308
Net investment income (loss)	(10,920)	(42,033)	(62,907)	47,233	11,365
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	150,308	715,946	942,022	—	—
Realized gains (losses) on sale of investments	(1,459)	(46,548)	(58,246)	(14,936)	(1,723)
Net realized gains (losses)	148,849	669,398	883,776	(14,936)	(1,723)
Change in unrealized gains (losses) on investments	(351,048)	(2,602,708)	(2,178,869)	(222,894)	(115,639)
Net realized and change in unrealized gains (losses) on investments	(202,199)	(1,933,310)	(1,295,093)	(237,830)	(117,362)
Net increase (decrease) in net assets resulting from operations	$(213,119)	$(1,975,343)	$(1,358,000)	$(190,597)	$(105,997)

The accompanying notes are an integral part of these financial statements.
22

	Fidelity® VIP Contrafund® Subaccount	Fidelity® VIP Mid Cap Subaccount	FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	FTVIPT Templeton Developing Markets VIP Subaccount	FTVIPT Templeton Foreign VIP Subaccount
Investment Income:
Dividends	$12,132	$12,496	$—	$19,237	$13,978
Expenses:
Mortality and expense risk charges	58,055	62,322	6,031	8,691	5,800
Net investment income (loss)	(45,923)	(49,826)	(6,031)	10,546	8,178
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	228,668	328,722	121,015	55,587	—
Realized gains (losses) on sale of investments	67,423	11,569	(56,553)	(14,307)	(13,841)
Net realized gains (losses)	296,091	340,291	64,462	41,280	(13,841)
Change in unrealized gains (losses) on investments	(1,857,361)	(1,237,133)	(271,946)	(258,447)	(37,683)
Net realized and change in unrealized gains (losses) on investments	(1,561,270)	(896,842)	(207,484)	(217,167)	(51,524)
Net increase (decrease) in net assets resulting from operations	$(1,607,193)	$(946,668)	$(213,515)	$(206,621)	$(43,346)

The accompanying notes are an integral part of these financial statements.
23

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the year ended December 31, 2022

	Janus Henderson Enterprise Subaccount	LMPET ClearBridge Small Cap Value Subaccount	LMPIT Western Asset Corporate Bond Subaccount	LMPVET ClearBridge Variable Aggressive Growth Subaccount	LMPVET ClearBridge Variable Appreciation Subaccount
Investment Income:
Dividends	$4,316	$25	$40,437	$6,891	$33,197
Expenses:
Mortality and expense risk charges	69,684	133	15,384	19,107	41,060
Net investment income (loss)	(65,368)	(108)	25,053	(12,216)	(7,863)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	944,870	866	1,103	187,716	151,115
Realized gains (losses) on sale of investments	98,847	19	4,204	(43,795)	580,023
Net realized gains (losses)	1,043,717	885	5,307	143,921	731,138
Change in unrealized gains (losses) on investments	(2,105,166)	(2,252)	(280,527)	(646,651)	(1,239,200)
Net realized and change in unrealized gains (losses) on investments	(1,061,449)	(1,367)	(275,220)	(502,730)	(508,062)
Net increase (decrease) in net assets resulting from operations	$(1,126,817)	$(1,475)	$(250,167)	$(514,946)	$(515,925)

The accompanying notes are an integral part of these financial statements.
24

	LMPVET ClearBridge Variable Dividend Strategy Subaccount	LMPVET ClearBridge Variable Large Cap Growth Subaccount	LMPVET ClearBridge Variable Large Cap Value Subaccount	LMPVET ClearBridge Variable Small Cap Growth Subaccount	LMPVIT Western Asset Variable Global High Yield Bond Subaccount
Investment Income:
Dividends	$8,793	$—	$7,767	$—	$40,672
Expenses:
Mortality and expense risk charges	8,909	11,286	8,263	7,907	8,351
Net investment income (loss)	(116)	(11,286)	(496)	(7,907)	32,321
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	53,060	58,913	22,144	11,611	—
Realized gains (losses) on sale of investments	155,825	20,032	11,805	1,374	(24,953)
Net realized gains (losses)	208,885	78,945	33,949	12,985	(24,953)
Change in unrealized gains (losses) on investments	(273,400)	(449,181)	(82,763)	(267,196)	(118,676)
Net realized and change in unrealized gains (losses) on investments	(64,515)	(370,236)	(48,814)	(254,211)	(143,629)
Net increase (decrease) in net assets resulting from operations	$(64,631)	$(381,522)	$(49,310)	$(262,118)	$(111,308)

The accompanying notes are an integral part of these financial statements.
25

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)
For the year ended December 31, 2022

TAP 1919 Variable Socially Responsive Balanced Subaccount
Investment Income:
Dividends	$1,708
Expenses:
Mortality and expense risk charges	3,478
Net investment income (loss)	(1,770)
Net Realized and Change in Unrealized Gains (Losses) on Investments:
Realized gain distributions	11,825
Realized gains (losses) on sale of investments	2,353
Net realized gains (losses)	14,178
Change in unrealized gains (losses) on investments	(76,394)
Net realized and change in unrealized gains (losses) on investments	(62,216)
Net increase (decrease) in net assets resulting from operations	$(63,986)

The accompanying notes are an integral part of these financial statements.
26

This page is intentionally left blank.

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022 and 2021

	American Funds® Global Growth Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount		BHFTI American Funds® Balanced Allocation Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(20,124)	$(39,328)	$(33,803)	$(53,289)	$(872)	$(6,463)	$845	$(1,745)
Net realized gains (losses)	375,422	441,030	676,857	1,374,908	379,218	267,290	175,430	69,437
Change in unrealized gains (losses) on investments	(1,395,958)	146,208	(2,145,892)	(322,371)	(1,040,532)	497,622	(403,375)	78,933
Net increase (decrease) in net assets resulting from operations	(1,040,660)	547,910	(1,502,838)	999,248	(662,186)	758,449	(227,100)	146,625
Contract Transactions:
Purchase payments received from contract owners	209,845	226,178	192,449	379,806	90,226	95,547	89,598	106,811
Net transfers (including fixed account)	(9,598)	24,710	(65,755)	23,909	(64,631)	106,132	(111,578)	7,491
Contract charges	(75)	(119)	(188)	(357)	(46)	(65)	(75)	(81)
Transfers for contract benefits and terminations	(170,555)	(493,660)	(896,640)	(1,425,766)	(395,143)	(522,532)	(243,135)	(186,541)
Net increase (decrease) in net assets resulting from contract transactions	29,617	(242,891)	(770,134)	(1,022,408)	(369,594)	(320,918)	(265,190)	(72,320)
Net increase (decrease) in net assets	(1,011,043)	305,019	(2,272,972)	(23,160)	(1,031,780)	437,531	(492,290)	74,305
Net Assets:
Beginning of year	4,025,938	3,720,919	5,249,608	5,272,768	3,854,872	3,417,341	1,542,707	1,468,402
End of year	$3,014,895	$4,025,938	$2,976,636	$5,249,608	$2,823,092	$3,854,872	$1,050,417	$1,542,707

The accompanying notes are an integral part of these financial statements.
28

	BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount		BHFTI BlackRock High Yield Subaccount
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,827)	$(8,847)	$2,735	$1,845	$31,218	$25,672
Net realized gains (losses)	228,861	133,115	13,292	18,820	(23,197)	1,685
Change in unrealized gains (losses) on investments	(571,939)	116,512	(80,617)	19,920	(109,176)	9,153
Net increase (decrease) in net assets resulting from operations	(346,905)	240,780	(64,590)	40,585	(101,155)	36,510
Contract Transactions:
Purchase payments received from contract owners	98,213	153,779	17,341	22,014	23,048	42,365
Net transfers (including fixed account)	8,771	(113,255)	—	—	259,721	5,650
Contract charges	(61)	(46)	(7)	(12)	(22)	(19)
Transfers for contract benefits and terminations	(56,325)	(23,999)	(233,649)	(14,729)	(257,513)	(54,009)
Net increase (decrease) in net assets resulting from contract transactions	50,598	16,479	(216,315)	7,273	25,234	(6,013)
Net increase (decrease) in net assets	(296,307)	257,259	(280,905)	47,858	(75,921)	30,497
Net Assets:
Beginning of year	1,747,219	1,489,960	524,023	476,165	882,806	852,309
End of year	$1,450,912	$1,747,219	$243,118	$524,023	$806,885	$882,806

The accompanying notes are an integral part of these financial statements.
29

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount		BHFTI Brighthouse/ abrdn Emerging Markets Equity Subaccount		BHFTI Brighthouse/ Wellington Large Cap Research Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$138	$(5,979)	$(10,675)	$(8,034)	$(784)	$(4,572)	$(4,666)	$(3,390)
Net realized gains (losses)	206,380	278,673	277,868	110,144	61,533	12,195	140,105	74,866
Change in unrealized gains (losses) on investments	(852,081)	194,351	(531,333)	415,054	(204,670)	(39,202)	(287,937)	62,703
Net increase (decrease) in net assets resulting from operations	(645,563)	467,045	(264,140)	517,164	(143,921)	(31,579)	(152,498)	134,179
Contract Transactions:
Purchase payments received from contract owners	131,366	176,048	60,496	58,009	29,626	31,137	9,918	17,936
Net transfers (including fixed account)	(164,621)	249,434	3,561	(21,424)	52,111	22,238	(181)	102,200
Contract charges	(66)	(89)	(51)	(58)	(19)	(21)	(18)	(15)
Transfers for contract benefits and terminations	(752,807)	(273,830)	(234,654)	(464,722)	(16,493)	(37,755)	(4,657)	(18,281)
Net increase (decrease) in net assets resulting from contract transactions	(786,128)	151,563	(170,648)	(428,195)	65,225	15,599	5,062	101,840
Net increase (decrease) in net assets	(1,431,691)	618,608	(434,788)	88,969	(78,696)	(15,980)	(147,436)	236,019
Net Assets:
Beginning of year	3,282,391	2,663,783	1,883,324	1,794,355	495,866	511,846	755,298	519,279
End of year	$1,850,700	$3,282,391	$1,448,536	$1,883,324	$417,170	$495,866	$607,862	$755,298

The accompanying notes are an integral part of these financial statements.
30

	BHFTI CBRE Global Real Estate Subaccount		BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Comstock Subaccount
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$25,834	$13,437	$10,618	$(6,332)	$2,122	$1,808
Net realized gains (losses)	50,787	36,714	9,637	30,632	76,265	34,468
Change in unrealized gains (losses) on investments	(317,708)	189,540	(224,434)	95,565	(81,244)	82,201
Net increase (decrease) in net assets resulting from operations	(241,087)	239,691	(204,179)	119,865	(2,857)	118,477
Contract Transactions:
Purchase payments received from contract owners	32,471	33,542	68,113	60,312	5,479	6,812
Net transfers (including fixed account)	90,157	35,788	(41,870)	(96,263)	—	4,256
Contract charges	(71)	(62)	(79)	(132)	—	(2)
Transfers for contract benefits and terminations	(151,134)	(221,852)	(210,266)	(373,977)	(115,801)	(140,515)
Net increase (decrease) in net assets resulting from contract transactions	(28,577)	(152,584)	(184,102)	(410,060)	(110,322)	(129,449)
Net increase (decrease) in net assets	(269,664)	87,107	(388,281)	(290,195)	(113,179)	(10,972)
Net Assets:
Beginning of year	892,269	805,162	1,290,517	1,580,712	415,015	425,987
End of year	$622,605	$892,269	$902,236	$1,290,517	$301,836	$415,015

The accompanying notes are an integral part of these financial statements.
31

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI Invesco Global Equity Subaccount		BHFTI Invesco Small Cap Growth Subaccount		BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(73,875)	$(121,175)	$(2,819)	$(3,861)	$(420)	$(774)	$(136,687)	$(190,981)
Net realized gains (losses)	1,202,407	1,191,698	63,017	51,004	84,449	62,570	1,153,503	835,045
Change in unrealized gains (losses) on investments	(3,719,689)	199,394	(166,122)	(31,956)	(123,877)	34,596	(5,022,351)	2,080,925
Net increase (decrease) in net assets resulting from operations	(2,591,157)	1,269,917	(105,924)	15,187	(39,848)	96,392	(4,005,535)	2,724,989
Contract Transactions:
Purchase payments received from contract owners	239,012	308,796	13,194	9,398	16,997	18,844	246,736	455,266
Net transfers (including fixed account)	30,611	(234,243)	—	—	(7,915)	(21,264)	(196,899)	(441,721)
Contract charges	(146)	(182)	—	—	(4)	(1)	(330)	(553)
Transfers for contract benefits and terminations	(1,781,237)	(1,783,356)	(1,894)	(2,248)	(10,683)	(149,749)	(3,280,051)	(3,399,646)
Net increase (decrease) in net assets resulting from contract transactions	(1,511,760)	(1,708,985)	11,300	7,150	(1,605)	(152,170)	(3,230,544)	(3,386,654)
Net increase (decrease) in net assets	(4,102,917)	(439,068)	(94,624)	22,337	(41,453)	(55,778)	(7,236,079)	(661,665)
Net Assets:
Beginning of year	8,996,516	9,435,584	291,035	268,698	279,237	335,015	16,299,846	16,961,511
End of year	$4,893,599	$8,996,516	$196,411	$291,035	$237,784	$279,237	$9,063,767	$16,299,846

The accompanying notes are an integral part of these financial statements.
32

	BHFTI MFS® Research International Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,720	$(942)	$23,726	$(1,903)	$36,616	$10,679
Net realized gains (losses)	25,031	34,546	(518)	18,203	(28,523)	118,378
Change in unrealized gains (losses) on investments	(93,186)	7,403	(80,730)	7,400	(407,801)	(205,753)
Net increase (decrease) in net assets resulting from operations	(66,435)	41,007	(57,522)	23,700	(399,708)	(76,696)
Contract Transactions:
Purchase payments received from contract owners	20,445	29,571	17,156	38,544	118,265	132,943
Net transfers (including fixed account)	(82,145)	40,987	87,196	(225,749)	(23,951)	310,886
Contract charges	(18)	(13)	—	(11)	(115)	(101)
Transfers for contract benefits and terminations	(53,833)	(107,077)	(121,343)	(13,355)	(231,188)	(422,179)
Net increase (decrease) in net assets resulting from contract transactions	(115,551)	(36,532)	(16,991)	(200,571)	(136,989)	21,549
Net increase (decrease) in net assets	(181,986)	4,475	(74,513)	(176,871)	(536,697)	(55,147)
Net Assets:
Beginning of year	425,294	420,819	458,353	635,224	2,657,948	2,713,095
End of year	$243,308	$425,294	$383,840	$458,353	$2,121,251	$2,657,948

The accompanying notes are an integral part of these financial statements.
33

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount		BHFTII BlackRock Capital Appreciation Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$25,262	$52,582	$3,770	$(950)	$17,238	$15,656	$(63,643)	$(99,157)
Net realized gains (losses)	1,111,190	351,057	71,476	74,086	(28,716)	25,835	1,618,588	1,726,809
Change in unrealized gains (losses) on investments	(1,670,568)	1,614,233	(91,432)	56,022	(165,764)	(61,088)	(4,306,430)	(229,421)
Net increase (decrease) in net assets resulting from operations	(534,116)	2,017,872	(16,186)	129,158	(177,242)	(19,597)	(2,751,485)	1,398,231
Contract Transactions:
Purchase payments received from contract owners	269,006	259,089	17,489	17,830	79,577	76,402	143,812	209,177
Net transfers (including fixed account)	(137,028)	(254,487)	176,803	9,145	14,693	137,292	181,207	(303,061)
Contract charges	(246)	(304)	(53)	(20)	(35)	(46)	(197)	(270)
Transfers for contract benefits and terminations	(869,919)	(1,844,973)	(52,638)	(193,833)	(264,620)	(125,664)	(1,338,653)	(1,161,041)
Net increase (decrease) in net assets resulting from contract transactions	(738,187)	(1,840,675)	141,601	(166,878)	(170,385)	87,984	(1,013,831)	(1,255,195)
Net increase (decrease) in net assets	(1,272,303)	177,197	125,415	(37,720)	(347,627)	68,387	(3,765,316)	143,036
Net Assets:
Beginning of year	8,947,520	8,770,323	448,431	486,151	1,226,811	1,158,424	7,972,943	7,829,907
End of year	$7,675,217	$8,947,520	$573,846	$448,431	$879,184	$1,226,811	$4,207,627	$7,972,943

The accompanying notes are an integral part of these financial statements.
34

	BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount		BHFTII Brighthouse Asset Allocation 40 Subaccount
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(57,858)	$(52,333)	$10,204	$13,732	$8,918	$16,901
Net realized gains (losses)	(9,883)	(2,469)	8,796	28,902	23,640	57,730
Change in unrealized gains (losses) on investments	61,446	(23,282)	(120,127)	(22,004)	(162,292)	(6,934)
Net increase (decrease) in net assets resulting from operations	(6,295)	(78,084)	(101,127)	20,630	(129,734)	67,697
Contract Transactions:
Purchase payments received from contract owners	250,939	363,998	28,100	38,420	57,156	80,862
Net transfers (including fixed account)	116,440	1,024,905	24,697	(250,000)	—	10
Contract charges	(552)	(701)	(72)	(84)	(89)	(128)
Transfers for contract benefits and terminations	(1,253,071)	(418,469)	(129,778)	(208,790)	(210,306)	(394,050)
Net increase (decrease) in net assets resulting from contract transactions	(886,244)	969,733	(77,053)	(420,454)	(153,239)	(313,306)
Net increase (decrease) in net assets	(892,539)	891,649	(178,180)	(399,824)	(282,973)	(245,609)
Net Assets:
Beginning of year	5,055,051	4,163,402	753,086	1,152,910	939,099	1,184,708
End of year	$4,162,512	$5,055,051	$574,906	$753,086	$656,126	$939,099

The accompanying notes are an integral part of these financial statements.
35

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount		BHFTII Brighthouse/Wellington Balanced Subaccount		BHFTII Brighthouse/ Wellington Core Equity Opportunities Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$58,980	$67,646	$20,492	$22,567	$3,181	$4,309	$1,243	$(555)
Net realized gains (losses)	437,684	556,209	437,164	493,933	88,239	80,952	188,599	179,089
Change in unrealized gains (losses) on investments	(1,814,627)	162,168	(1,361,390)	154,383	(241,689)	5,671	(275,271)	70,880
Net increase (decrease) in net assets resulting from operations	(1,317,963)	786,023	(903,734)	670,883	(150,269)	90,932	(85,429)	249,414
Contract Transactions:
Purchase payments received from contract owners	220,693	429,441	104,823	297,707	91,562	99,141	41,527	40,560
Net transfers (including fixed account)	(27,766)	4,040	1	109,971	(3,356)	49,713	26,658	2,046
Contract charges	(164)	(169)	(167)	(225)	(40)	(169)	(33)	(17)
Transfers for contract benefits and terminations	(1,664,242)	(1,134,177)	(637,793)	(997,141)	(91,025)	(64,006)	(146,347)	(591,589)
Net increase (decrease) in net assets resulting from contract transactions	(1,471,479)	(700,865)	(533,136)	(589,688)	(2,859)	84,679	(78,195)	(549,000)
Net increase (decrease) in net assets	(2,789,442)	85,158	(1,436,870)	81,195	(153,128)	175,611	(163,624)	(299,586)
Net Assets:
Beginning of year	8,652,013	8,566,855	5,205,092	5,123,897	834,077	658,466	1,214,156	1,513,742
End of year	$5,862,571	$8,652,013	$3,768,222	$5,205,092	$680,949	$834,077	$1,050,532	$1,214,156

The accompanying notes are an integral part of these financial statements.
36

	BHFTII Frontier Mid Cap Growth Subaccount		BHFTII Jennison Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(36,025)	$(48,052)	$(20,897)	$(32,779)	$176	$165
Net realized gains (losses)	742,745	612,025	421,689	513,948	(12)	3
Change in unrealized gains (losses) on investments	(1,767,396)	(115,529)	(1,430,554)	(108,634)	(1,660)	(494)
Net increase (decrease) in net assets resulting from operations	(1,060,676)	448,444	(1,029,762)	372,535	(1,496)	(326)
Contract Transactions:
Purchase payments received from contract owners	41,775	39,384	78,114	82,716	—	—
Net transfers (including fixed account)	(95,525)	(68,728)	2,342	105,119	1	—
Contract charges	(96)	(133)	(28)	(63)	—	—
Transfers for contract benefits and terminations	(203,209)	(288,187)	(178,588)	(154,904)	—	(191)
Net increase (decrease) in net assets resulting from contract transactions	(257,055)	(317,664)	(98,160)	32,868	1	(191)
Net increase (decrease) in net assets	(1,317,731)	130,780	(1,127,922)	405,403	(1,495)	(517)
Net Assets:
Beginning of year	3,681,795	3,551,015	2,672,871	2,267,468	10,671	11,188
End of year	$2,364,064	$3,681,795	$1,544,949	$2,672,871	$9,176	$10,671

The accompanying notes are an integral part of these financial statements.
37

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII MetLife MSCI EAFE® Index Subaccount		BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$582	$131	$(222)	$(327)	$(2,936)	$23,857	$13,430	$20,870
Net realized gains (losses)	633	64	11,737	4,321	1,523,745	1,013,325	536,105	473,380
Change in unrealized gains (losses) on investments	(5,606)	2,199	(28,310)	5,016	(3,444,602)	1,426,791	(1,082,507)	184,419
Net increase (decrease) in net assets resulting from operations	(4,391)	2,394	(16,795)	9,010	(1,923,793)	2,463,973	(532,972)	678,669
Contract Transactions:
Purchase payments received from contract owners	—	—	—	—	290,012	381,256	164,993	241,838
Net transfers (including fixed account)	—	—	2	—	(188,013)	(7,688)	211,350	(22,452)
Contract charges	—	—	—	—	(279)	(290)	(269)	(255)
Transfers for contract benefits and terminations	(2)	(10)	—	(22)	(2,155,572)	(831,705)	(1,660,900)	(753,468)
Net increase (decrease) in net assets resulting from contract transactions	(2)	(10)	2	(22)	(2,053,852)	(458,427)	(1,284,826)	(534,337)
Net increase (decrease) in net assets	(4,393)	2,384	(16,793)	8,988	(3,977,645)	2,005,546	(1,817,798)	144,332
Net Assets:
Beginning of year	28,142	25,758	78,652	69,664	11,409,586	9,404,040	5,827,906	5,683,574
End of year	$23,749	$28,142	$61,859	$78,652	$7,431,941	$11,409,586	$4,010,108	$5,827,906

The accompanying notes are an integral part of these financial statements.
38

	BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$21,372	$16,434	$(10,920)	$(11,774)	$(42,033)	$(57,879)
Net realized gains (losses)	960,227	176,178	148,849	127,079	669,398	641,012
Change in unrealized gains (losses) on investments	(1,378,491)	1,093,653	(351,048)	36,626	(2,602,708)	187,863
Net increase (decrease) in net assets resulting from operations	(396,892)	1,286,265	(213,119)	151,931	(1,975,343)	770,996
Contract Transactions:
Purchase payments received from contract owners	195,628	272,770	30,207	31,950	195,043	196,405
Net transfers (including fixed account)	(245,597)	58,974	—	115,533	(148,221)	96,428
Contract charges	(262)	(255)	(34)	(31)	(100)	(179)
Transfers for contract benefits and terminations	(1,407,028)	(484,858)	(37,709)	(185,538)	(155,704)	(347,757)
Net increase (decrease) in net assets resulting from contract transactions	(1,457,259)	(153,369)	(7,536)	(38,086)	(108,982)	(55,103)
Net increase (decrease) in net assets	(1,854,151)	1,132,896	(220,655)	113,845	(2,084,325)	715,893
Net Assets:
Beginning of year	6,577,802	5,444,906	1,052,686	938,841	4,835,990	4,120,097
End of year	$4,723,651	$6,577,802	$832,031	$1,052,686	$2,751,665	$4,835,990

The accompanying notes are an integral part of these financial statements.
39

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount		Fidelity® VIP Contrafund® Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(62,907)	$(84,694)	$47,233	$27,206	$11,365	$15,651	$(45,923)	$(67,093)
Net realized gains (losses)	883,776	1,036,006	(14,936)	13,461	(1,723)	1,601	296,091	1,117,423
Change in unrealized gains (losses) on investments	(2,178,869)	(368,375)	(222,894)	(23,672)	(115,639)	(46,192)	(1,857,361)	238,996
Net increase (decrease) in net assets resulting from operations	(1,358,000)	582,937	(190,597)	16,995	(105,997)	(28,940)	(1,607,193)	1,289,326
Contract Transactions:
Purchase payments received from contract owners	235,725	233,345	37,972	31,497	69,587	59,036	212,542	193,329
Net transfers (including fixed account)	85,612	(156,563)	65,602	47	—	(15,801)	(68,516)	(134,522)
Contract charges	(143)	(174)	(55)	(55)	(29)	(26)	(132)	(266)
Transfers for contract benefits and terminations	(324,011)	(844,001)	(53,905)	(257,485)	(18,632)	(199,204)	(294,046)	(603,364)
Net increase (decrease) in net assets resulting from contract transactions	(2,817)	(767,393)	49,614	(225,996)	50,926	(155,995)	(150,152)	(544,823)
Net increase (decrease) in net assets	(1,360,817)	(184,456)	(140,983)	(209,001)	(55,071)	(184,935)	(1,757,345)	744,503
Net Assets:
Beginning of year	5,733,097	5,917,553	1,005,103	1,214,104	1,040,852	1,225,787	5,905,207	5,160,704
End of year	$4,372,280	$5,733,097	$864,120	$1,005,103	$985,781	$1,040,852	$4,147,862	$5,905,207

The accompanying notes are an integral part of these financial statements.
40

	Fidelity® VIP Mid Cap Subaccount		FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount		FTVIPT Templeton Developing Markets VIP Subaccount
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(49,826)	$(56,182)	$(6,031)	$(8,414)	$10,546	$(3,204)
Net realized gains (losses)	340,291	1,283,432	64,462	78,452	41,280	76,272
Change in unrealized gains (losses) on investments	(1,237,133)	21,964	(271,946)	(20,782)	(258,447)	(128,847)
Net increase (decrease) in net assets resulting from operations	(946,668)	1,249,214	(213,515)	49,256	(206,621)	(55,779)
Contract Transactions:
Purchase payments received from contract owners	239,502	225,901	26,204	34,156	48,961	34,777
Net transfers (including fixed account)	(73,331)	(152,321)	11,123	(123)	539	9,017
Contract charges	(128)	(146)	(11)	(13)	(16)	(15)
Transfers for contract benefits and terminations	(800,872)	(482,132)	(112,028)	(23,624)	(38,860)	(127,722)
Net increase (decrease) in net assets resulting from contract transactions	(634,829)	(408,698)	(74,712)	10,396	10,624	(83,943)
Net increase (decrease) in net assets	(1,581,497)	840,516	(288,227)	59,652	(195,997)	(139,722)
Net Assets:
Beginning of year	5,981,327	5,140,811	622,154	562,502	894,904	1,034,626
End of year	$4,399,830	$5,981,327	$333,927	$622,154	$698,907	$894,904

The accompanying notes are an integral part of these financial statements.
41

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022 and 2021

	FTVIPT Templeton Foreign VIP Subaccount		Janus Henderson Enterprise Subaccount		LMPET ClearBridge Small Cap Value Subaccount		LMPIT Western Asset Corporate Bond Subaccount
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,178	$3,329	$(65,368)	$(69,432)	$(108)	$(108)	$25,053	$23,626
Net realized gains (losses)	(13,841)	2,105	1,043,717	1,608,733	885	550	5,307	31,925
Change in unrealized gains (losses) on investments	(37,683)	19,345	(2,105,166)	(618,145)	(2,252)	2,191	(280,527)	(86,301)
Net increase (decrease) in net assets resulting from operations	(43,346)	24,779	(1,126,817)	921,156	(1,475)	2,633	(250,167)	(30,750)
Contract Transactions:
Purchase payments received from contract owners	26,233	28,306	115,302	106,161	—	—	64,879	192,043
Net transfers (including fixed account)	(3,221)	(25,566)	(717)	(5,149)	—	—	21,546	80,775
Contract charges	(7)	(9)	(150)	(257)	—	—	(15)	(21)
Transfers for contract benefits and terminations	(144,371)	(35,876)	(850,453)	(424,503)	(170)	(53)	(548,155)	(80,735)
Net increase (decrease) in net assets resulting from contract transactions	(121,366)	(33,145)	(736,018)	(323,748)	(170)	(53)	(461,745)	192,062
Net increase (decrease) in net assets	(164,712)	(8,366)	(1,862,835)	597,408	(1,645)	2,580	(711,912)	161,312
Net Assets:
Beginning of year	602,908	611,274	6,733,123	6,135,715	11,273	8,693	1,802,664	1,641,352
End of year	$438,196	$602,908	$4,870,288	$6,733,123	$9,628	$11,273	$1,090,752	$1,802,664

The accompanying notes are an integral part of these financial statements.
42

	LMPVET ClearBridge Variable Aggressive Growth Subaccount		LMPVET ClearBridge Variable Appreciation Subaccount		LMPVET ClearBridge Variable Dividend Strategy Subaccount
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(12,216)	$(22,976)	$(7,863)	$(30,999)	$(116)	$1,654
Net realized gains (losses)	143,921	692,077	731,138	674,856	208,885	101,573
Change in unrealized gains (losses) on investments	(646,651)	(478,134)	(1,239,200)	317,042	(273,400)	120,642
Net increase (decrease) in net assets resulting from operations	(514,946)	190,967	(515,925)	960,899	(64,631)	223,869
Contract Transactions:
Purchase payments received from contract owners	58,721	42,014	52,673	74,676	10,799	58,076
Net transfers (including fixed account)	(64,143)	(284,322)	(36,715)	(306,334)	13,329	—
Contract charges	(105)	(113)	(42)	(49)	(49)	(36)
Transfers for contract benefits and terminations	(109,151)	(120,244)	(1,302,495)	(694,510)	(504,367)	(59,340)
Net increase (decrease) in net assets resulting from contract transactions	(114,678)	(362,665)	(1,286,579)	(926,217)	(480,288)	(1,300)
Net increase (decrease) in net assets	(629,624)	(171,698)	(1,802,504)	34,682	(544,919)	222,569
Net Assets:
Beginning of year	1,927,827	2,099,525	4,822,650	4,787,968	1,126,722	904,153
End of year	$1,298,203	$1,927,827	$3,020,146	$4,822,650	$581,803	$1,126,722

The accompanying notes are an integral part of these financial statements.
43

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2022 and 2021

	LMPVET ClearBridge Variable Large Cap Growth Subaccount		LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(11,286)	$(13,860)	$(496)	$(2,505)	$(7,907)	$(12,405)
Net realized gains (losses)	78,945	90,387	33,949	83,149	12,985	303,308
Change in unrealized gains (losses) on investments	(449,181)	121,035	(82,763)	59,440	(267,196)	(173,160)
Net increase (decrease) in net assets resulting from operations	(381,522)	197,562	(49,310)	140,084	(262,118)	117,743
Contract Transactions:
Purchase payments received from contract owners	17,890	16,236	14,640	16,997	35,931	30,382
Net transfers (including fixed account)	46	930	—	—	7,151	21,773
Contract charges	(36)	(39)	—	(3)	(38)	(70)
Transfers for contract benefits and terminations	(45,269)	(34,103)	(62,670)	(116,987)	(143,998)	(326,572)
Net increase (decrease) in net assets resulting from contract transactions	(27,369)	(16,976)	(48,030)	(99,993)	(100,954)	(274,487)
Net increase (decrease) in net assets	(408,891)	180,586	(97,340)	40,091	(363,072)	(156,744)
Net Assets:
Beginning of year	1,172,965	992,379	679,590	639,499	922,203	1,078,947
End of year	$764,074	$1,172,965	$582,250	$679,590	$559,131	$922,203

The accompanying notes are an integral part of these financial statements.
44

	LMPVIT Western Asset Variable Global High Yield Bond Subaccount		TAP 1919 Variable Socially Responsive Balanced Subaccount
	2022	2021	2022	2021
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$32,321	$23,519	$(1,770)	$(2,903)
Net realized gains (losses)	(24,953)	(2,184)	14,178	34,642
Change in unrealized gains (losses) on investments	(118,676)	(20,247)	(76,394)	11,268
Net increase (decrease) in net assets resulting from operations	(111,308)	1,088	(63,986)	43,007
Contract Transactions:
Purchase payments received from contract owners	17,568	13,555	7,635	18,126
Net transfers (including fixed account)	2,050	8,247	—	—
Contract charges	(25)	(27)	(3)	(44)
Transfers for contract benefits and terminations	(98,040)	(115,005)	(10,392)	(24,988)
Net increase (decrease) in net assets resulting from contract transactions	(78,447)	(93,230)	(2,760)	(6,906)
Net increase (decrease) in net assets	(189,755)	(92,142)	(66,746)	36,101
Net Assets:
Beginning of year	748,014	840,156	293,918	257,817
End of year	$558,259	$748,014	$227,172	$293,918

The accompanying notes are an integral part of these financial statements.
45

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

Brighthouse Separate Account QPN for Variable Annuities (the "Separate Account"), a separate account of Brighthouse Life Insurance Company (the "Company"), was established by the Board of Directors of MetLife Insurance Company of Connecticut ("MICC") on December 26, 1995 to support MICC's operations with respect to certain variable annuity contracts (the "Contracts"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account satisfies certain exclusionary provisions and, as such, is not subject to regulation under the Investment Company Act of 1940, as amended. The Separate Account exists in accordance with the regulations of the Delaware Department of Insurance.

The Separate Account is divided into Subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Subaccount invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds®")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Fidelity® Variable Insurance Products ("Fidelity® VIP")

Franklin Templeton Variable Insurance Products Trust ("FTVIPT")

Janus Series ("Janus")

Legg Mason Partners Equity Trust ("LMPET")

Legg Mason Partners Income Trust ("LMPIT")

Legg Mason Partners Variable Equity Trust ("LMPVET")

Legg Mason Partners Variable Income Trust ("LMPVIT")

Trust for Advised Portfolios ("TAP")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Subaccounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests.

46

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUBACCOUNTS

Purchase payments, less any applicable charges applied to the Separate Account, are invested in one or more Subaccounts in accordance with the selection made by the contract owner. The following Subaccounts had net assets as of December 31, 2022:

American Funds® Global Growth Subaccount

American Funds® Growth Subaccount

American Funds® Growth-Income Subaccount

BHFTI American Funds® Balanced Allocation Subaccount

BHFTI American Funds® Growth Allocation Subaccount

BHFTI American Funds® Moderate Allocation Subaccount

BHFTI BlackRock High Yield Subaccount

BHFTI Brighthouse Asset Allocation 100 Subaccount

BHFTI Brighthouse Small Cap Value Subaccount

BHFTI Brighthouse/abrdn Emerging Markets Equity Subaccount

BHFTI Brighthouse/Wellington Large Cap Research Subaccount

BHFTI CBRE Global Real Estate Subaccount

BHFTI Harris Oakmark International Subaccount

BHFTI Invesco Comstock Subaccount

BHFTI Invesco Global Equity Subaccount

BHFTI Invesco Small Cap Growth Subaccount

BHFTI JPMorgan Small Cap Value Subaccount

BHFTI Loomis Sayles Growth Subaccount

BHFTI MFS® Research International Subaccount

BHFTI PIMCO Inflation Protected Bond Subaccount

BHFTI PIMCO Total Return Subaccount

BHFTI T. Rowe Price Large Cap Value Subaccount (a)

BHFTI Victory Sycamore Mid Cap Value Subaccount

BHFTII BlackRock Bond Income Subaccount

BHFTII BlackRock Capital Appreciation Subaccount

BHFTII BlackRock Ultra-Short Term Bond Subaccount

BHFTII Brighthouse Asset Allocation 20 Subaccount

BHFTII Brighthouse Asset Allocation 40 Subaccount

BHFTII Brighthouse Asset Allocation 60 Subaccount

BHFTII Brighthouse Asset Allocation 80 Subaccount

BHFTII Brighthouse/Wellington Balanced Subaccount

BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount

BHFTII Frontier Mid Cap Growth Subaccount

BHFTII Jennison Growth Subaccount (a)

BHFTII MetLife Aggregate Bond Index Subaccount

BHFTII MetLife MSCI EAFE® Index Subaccount

BHFTII MetLife Russell 2000® Index Subaccount

BHFTII MetLife Stock Index Subaccount

BHFTII MFS® Total Return Subaccount

BHFTII MFS® Value Subaccount

BHFTII Neuberger Berman Genesis Subaccount

BHFTII T. Rowe Price Large Cap Growth Subaccount

BHFTII T. Rowe Price Small Cap Growth Subaccount

BHFTII Western Asset Management Strategic Bond Opportunities Subaccount

BHFTII Western Asset Management U.S. Government Subaccount

Fidelity® VIP Contrafund® Subaccount

Fidelity® VIP Mid Cap Subaccount

FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount

FTVIPT Templeton Developing Markets VIP Subaccount

FTVIPT Templeton Foreign VIP Subaccount

Janus Henderson Enterprise Subaccount

LMPET ClearBridge Small Cap Value Subaccount

LMPIT Western Asset Corporate Bond Subaccount

LMPVET ClearBridge Variable Aggressive Growth Subaccount

LMPVET ClearBridge Variable Appreciation Subaccount

LMPVET ClearBridge Variable Dividend Strategy Subaccount

LMPVET ClearBridge Variable Large Cap Growth Subaccount

LMPVET ClearBridge Variable Large Cap Value Subaccount

LMPVET ClearBridge Variable Small Cap Growth Subaccount

LMPVIT Western Asset Variable Global High Yield Bond Subaccount

TAP 1919 Variable Socially Responsive Balanced Subaccount

(a)  This Subaccount may invest in two or more share classes within the underlying fund or portfolio of the Trusts.

47

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  PORTFOLIO CHANGES

The operations of the Subaccounts were affected by the following change that occurred during the year ended December 31, 2022:

Name Change:

Former Name

BHFTI Brighthouse/Aberdeen Emerging Markets Equity Portfolio

New Name

BHFTI Brighthouse/abrdn Emerging Markets Equity Portfolio

4.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Subaccount's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Subaccounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Subaccount invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 3.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company. There were no Contracts in payout at December 31, 2022.

Purchase Payments

Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus for the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Subaccounts.

48

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Net Transfers

Assets transferred by the contract owner into or out of Subaccounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Subaccounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

5.  EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charge paid to the Company is an asset-based charge and assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Subaccounts:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

The table below represents the range of effective annual rates for the respective charge for the year ended December 31, 2022:

Mortality and Expense Risk	0.80	% - 1.50%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes waivers granted to certain Subaccounts.

For some Contracts, a contract administrative charge of $15 is assessed on a semi-annual basis. In addition, most Contracts impose a surrender charge which ranges from 0% to 5.0% if the Contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Subaccounts.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

49

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
American Funds® Global Growth Subaccount	101,208	2,927,935	626,283	261,512
American Funds® Growth Subaccount	39,479	3,214,563	862,042	1,139,448
American Funds® Growth-Income Subaccount	57,081	2,693,180	488,920	550,190
BHFTI American Funds® Balanced Allocation Subaccount	126,716	1,233,419	255,796	379,983
BHFTI American Funds® Growth Allocation Subaccount	183,209	1,716,794	351,627	71,398
BHFTI American Funds® Moderate Allocation Subaccount	29,764	274,394	150,399	328,314
BHFTI BlackRock High Yield Subaccount	117,460	892,632	349,995	293,547
BHFTI Brighthouse Asset Allocation 100 Subaccount	181,092	2,141,832	998,618	1,591,714
BHFTI Brighthouse Small Cap Value Subaccount	108,027	1,599,154	363,008	260,507
BHFTI Brighthouse/abrdn Emerging Markets Equity Subaccount	49,785	520,992	152,634	27,021
BHFTI Brighthouse/Wellington Large Cap Research Subaccount	52,728	691,602	151,795	12,163
BHFTI CBRE Global Real Estate Subaccount	64,862	762,207	274,985	201,412
BHFTI Harris Oakmark International Subaccount	80,353	1,087,011	306,273	428,081
BHFTI Invesco Comstock Subaccount	21,586	257,600	70,134	121,619
BHFTI Invesco Global Equity Subaccount	261,554	5,386,473	1,067,400	1,816,525
BHFTI Invesco Small Cap Growth Subaccount	26,919	332,733	77,355	4,973
BHFTI JPMorgan Small Cap Value Subaccount	21,527	273,458	103,405	22,007
BHFTI Loomis Sayles Growth Subaccount	840,022	11,144,731	1,325,671	3,754,196
BHFTI MFS® Research International Subaccount	22,183	260,462	71,531	165,905
BHFTI PIMCO Inflation Protected Bond Subaccount	40,927	428,510	173,545	166,779
BHFTI PIMCO Total Return Subaccount	224,717	2,556,149	189,425	289,799
BHFTI T. Rowe Price Large Cap Value Subaccount	270,066	7,687,208	1,387,611	1,092,173
BHFTI Victory Sycamore Mid Cap Value Subaccount	29,297	587,638	278,752	60,716
BHFTII BlackRock Bond Income Subaccount	9,772	1,039,494	137,759	289,648
BHFTII BlackRock Capital Appreciation Subaccount	170,421	5,967,239	1,752,930	1,441,943
BHFTII BlackRock Ultra-Short Term Bond Subaccount	41,178	4,134,980	1,215,880	2,159,897
BHFTII Brighthouse Asset Allocation 20 Subaccount	61,890	672,187	191,183	239,258
BHFTII Brighthouse Asset Allocation 40 Subaccount	69,585	776,270	120,232	222,811
BHFTII Brighthouse Asset Allocation 60 Subaccount	601,298	6,907,638	1,229,756	2,117,013
BHFTII Brighthouse Asset Allocation 80 Subaccount	357,525	4,407,442	784,318	926,027
BHFTII Brighthouse/Wellington Balanced Subaccount	43,376	834,993	201,356	105,062
BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount	34,916	1,114,296	280,833	156,903
BHFTII Frontier Mid Cap Growth Subaccount	117,738	3,293,468	865,076	327,125
BHFTII Jennison Growth Subaccount	165,464	2,361,806	529,317	222,642
BHFTII MetLife Aggregate Bond Index Subaccount	991	10,998	270	103
BHFTII MetLife MSCI EAFE® Index Subaccount	1,842	24,695	1,533	334
BHFTII MetLife Russell 2000® Index Subaccount	4,019	65,487	12,365	921
BHFTII MetLife Stock Index Subaccount	142,295	6,378,690	1,130,742	2,447,457
BHFTII MFS® Total Return Subaccount	27,488	4,221,556	1,056,403	1,904,961
BHFTII MFS® Value Subaccount	316,817	4,687,960	1,006,004	1,744,139
BHFTII Neuberger Berman Genesis Subaccount	47,522	897,682	178,418	46,533
BHFTII T. Rowe Price Large Cap Growth Subaccount	205,201	4,121,557	985,860	420,915
BHFTII T. Rowe Price Small Cap Growth Subaccount	301,541	5,527,852	1,417,834	541,566
BHFTII Western Asset Management Strategic Bond Opportunities Subaccount	80,542	1,048,057	196,556	99,707
BHFTII Western Asset Management U.S. Government Subaccount	95,808	1,128,579	90,494	28,187
Fidelity® VIP Contrafund® Subaccount	113,519	3,991,424	463,847	431,253
Fidelity® VIP Mid Cap Subaccount	141,024	4,610,863	767,907	1,123,862
FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount	31,782	504,575	167,470	127,210
FTVIPT Templeton Developing Markets VIP Subaccount	93,697	893,987	139,944	63,226
FTVIPT Templeton Foreign VIP Subaccount	36,012	490,867	65,104	178,283
Janus Henderson Enterprise Subaccount	77,579	5,000,287	1,075,615	932,118

50

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31, 2022		For the year ended December 31, 2022
	Shares	Cost ($)	Cost of Purchases ($)	Proceeds from Sales ($)
LMPET ClearBridge Small Cap Value Subaccount	615	10,881	891	288
LMPIT Western Asset Corporate Bond Subaccount	103,687	1,275,907	130,417	566,013
LMPVET ClearBridge Variable Aggressive Growth Subaccount	84,968	1,874,269	254,838	193,993
LMPVET ClearBridge Variable Appreciation Subaccount	60,057	2,133,056	248,448	1,391,782
LMPVET ClearBridge Variable Dividend Strategy Subaccount	27,476	496,741	86,849	514,178
LMPVET ClearBridge Variable Large Cap Growth Subaccount	28,229	650,451	75,878	55,646
LMPVET ClearBridge Variable Large Cap Value Subaccount	28,901	533,998	46,497	72,848
LMPVET ClearBridge Variable Small Cap Growth Subaccount	22,166	616,946	56,425	153,661
LMPVIT Western Asset Variable Global High Yield Bond Subaccount	96,603	718,048	62,888	109,029
TAP 1919 Variable Socially Responsive Balanced Subaccount	8,207	233,706	24,120	16,836

51

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS
For the years ended December 31, 2022 and 2021:

	American Funds® Global Growth Subaccount		American Funds® Growth Subaccount		American Funds® Growth-Income Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	756,420	797,142	771,372	923,866	926,612	1,006,114
Units issued and transferred from other funding options	77,789	104,324	76,222	121,537	54,030	138,809
Units redeemed and transferred to other funding options	(71,718)	(145,046)	(214,312)	(274,031)	(157,932)	(218,311)
Units end of year	762,491	756,420	633,282	771,372	822,710	926,612
	BHFTI BlackRock High Yield Subaccount		BHFTI Brighthouse Asset Allocation 100 Subaccount		BHFTI Brighthouse Small Cap Value Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	234,918	236,171	1,273,522	1,209,807	430,914	529,674
Units issued and transferred from other funding options	89,137	40,102	361,147	181,752	24,392	62,207
Units redeemed and transferred to other funding options	(87,073)	(41,355)	(731,001)	(118,037)	(68,716)	(160,967)
Units end of year	236,982	234,918	903,668	1,273,522	386,590	430,914
	BHFTI Harris Oakmark International Subaccount		BHFTI Invesco Comstock Subaccount		BHFTI Invesco Global Equity Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	429,468	562,072	99,068	132,601	3,463,902	4,152,019
Units issued and transferred from other funding options	93,616	92,019	1,981	2,964	189,789	289,853
Units redeemed and transferred to other funding options	(162,954)	(224,623)	(28,457)	(36,497)	(861,714)	(977,970)
Units end of year	360,130	429,468	72,592	99,068	2,791,977	3,463,902
	BHFTI MFS® Research International Subaccount		BHFTI PIMCO Inflation Protected Bond Subaccount		BHFTI PIMCO Total Return Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	161,366	175,097	278,640	409,755	1,239,013	1,226,217
Units issued and transferred from other funding options	24,329	30,366	95,648	49,019	94,655	253,597
Units redeemed and transferred to other funding options	(70,597)	(44,097)	(115,477)	(180,134)	(163,068)	(240,801)
Units end of year	115,098	161,366	258,811	278,640	1,170,600	1,239,013

52

	BHFTI American Funds® Balanced Allocation Subaccount		BHFTI American Funds® Growth Allocation Subaccount		BHFTI American Funds® Moderate Allocation Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	691,839	726,494	702,517	685,769	261,870	258,011
Units issued and transferred from other funding options	59,782	55,577	55,149	229,043	67,794	12,447
Units redeemed and transferred to other funding options	(176,487)	(90,232)	(31,064)	(212,295)	(191,801)	(8,588)
Units end of year	575,134	691,839	726,602	702,517	137,863	261,870
	BHFTI Brighthouse/abrdn Emerging Markets Equity Subaccount		BHFTI Brighthouse/Wellington Large Cap Research Subaccount		BHFTI CBRE Global Real Estate Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	326,164	317,584	202,055	171,387	492,355	582,948
Units issued and transferred from other funding options	64,104	33,564	3,452	36,057	104,840	144,745
Units redeemed and transferred to other funding options	(20,736)	(24,984)	(1,754)	(5,389)	(140,713)	(235,338)
Units end of year	369,532	326,164	203,753	202,055	456,482	492,355
	BHFTI Invesco Small Cap Growth Subaccount		BHFTI JPMorgan Small Cap Value Subaccount		BHFTI Loomis Sayles Growth Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	55,996	54,622	91,072	141,339	1,856,642	2,264,526
Units issued and transferred from other funding options	3,776	1,796	7,172	7,748	81,841	105,489
Units redeemed and transferred to other funding options	(747)	(422)	(7,636)	(58,015)	(486,354)	(513,373)
Units end of year	59,025	55,996	90,608	91,072	1,452,129	1,856,642
	BHFTI T. Rowe Price Large Cap Value Subaccount		BHFTI Victory Sycamore Mid Cap Value Subaccount		BHFTII BlackRock Bond Income Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	3,356,023	4,082,284	133,954	187,701	540,875	500,058
Units issued and transferred from other funding options	156,016	278,910	60,402	11,159	72,442	119,647
Units redeemed and transferred to other funding options	(437,820)	(1,005,171)	(19,229)	(64,906)	(160,207)	(78,830)
Units end of year	3,074,219	3,356,023	175,127	133,954	453,110	540,875

53

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2022 and 2021:

	BHFTII BlackRock Capital Appreciation Subaccount		BHFTII BlackRock Ultra-Short Term Bond Subaccount		BHFTII Brighthouse Asset Allocation 20 Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	1,181,599	1,398,261	4,609,509	3,679,981	431,960	682,327
Units issued and transferred from other funding options	79,898	165,290	1,158,343	1,543,788	93,244	22,693
Units redeemed and transferred to other funding options	(253,569)	(381,952)	(1,910,626)	(614,260)	(137,175)	(273,060)
Units end of year	1,007,928	1,181,599	3,857,226	4,609,509	388,029	431,960
	BHFTII Brighthouse/ Wellington Balanced Subaccount		BHFTII Brighthouse/Wellington Core Equity Opportunities Subaccount		BHFTII Frontier Mid Cap Growth Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	280,442	248,302	342,348	511,128	1,587,209	1,728,713
Units issued and transferred from other funding options	40,123	77,068	21,829	145,135	32,851	79,451
Units redeemed and transferred to other funding options	(40,316)	(44,928)	(48,088)	(313,915)	(180,715)	(220,955)
Units end of year	280,249	280,442	316,089	342,348	1,439,345	1,587,209
	BHFTII MetLife Russell 2000® Index Subaccount		BHFTII MetLife Stock Index Subaccount		BHFTII MFS® Total Return Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	20,748	20,750	2,721,909	2,838,800	1,237,990	1,356,097
Units issued and transferred from other funding options	—	—	112,778	166,565	154,355	77,850
Units redeemed and transferred to other funding options	—	(2)	(632,285)	(283,456)	(436,545)	(195,957)
Units end of year	20,748	20,748	2,202,402	2,721,909	955,800	1,237,990
	BHFTII T. Rowe Price Small Cap Growth Subaccount		BHFTII Western Asset Management Strategic Bond Opportunities Subaccount		BHFTII Western Asset Management U.S. Government Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	1,099,166	1,239,169	436,647	533,199	774,756	891,681
Units issued and transferred from other funding options	130,759	171,947	62,180	28,412	60,367	44,278
Units redeemed and transferred to other funding options	(137,516)	(311,950)	(47,914)	(124,964)	(20,277)	(161,203)
Units end of year	1,092,409	1,099,166	450,913	436,647	814,846	774,756

54

	BHFTII Brighthouse Asset Allocation 40 Subaccount		BHFTII Brighthouse Asset Allocation 60 Subaccount		BHFTII Brighthouse Asset Allocation 80 Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	483,899	631,001	3,930,422	4,255,960	2,115,061	2,349,101
Units issued and transferred from other funding options	37,859	41,845	302,242	206,471	172,972	187,550
Units redeemed and transferred to other funding options	(120,380)	(188,947)	(1,041,706)	(532,009)	(391,864)	(421,590)
Units end of year	401,378	483,899	3,190,958	3,930,422	1,896,169	2,115,061
	BHFTII Jennison Growth Subaccount		BHFTII MetLife Aggregate Bond Index Subaccount		BHFTII MetLife MSCI EAFE® Index Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	568,558	558,582	5,304	5,394	18,758	18,758
Units issued and transferred from other funding options	38,022	152,249	—	—	—	—
Units redeemed and transferred to other funding options	(63,980)	(142,273)	(2)	(90)	(1)	—
Units end of year	542,600	568,558	5,302	5,304	18,757	18,758
	BHFTII MFS® Value Subaccount		BHFTII Neuberger Berman Genesis Subaccount		BHFTII T. Rowe Price Large Cap Growth Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	1,581,070	1,624,077	133,846	140,946	918,858	927,342
Units issued and transferred from other funding options	80,066	212,481	5,102	25,809	90,392	88,208
Units redeemed and transferred to other funding options	(435,432)	(255,488)	(6,547)	(32,909)	(113,737)	(96,692)
Units end of year	1,225,704	1,581,070	132,401	133,846	895,513	918,858
	Fidelity® VIP Contrafund® Subaccount		Fidelity® VIP Mid Cap Subaccount		FTVIPT Franklin Small-Mid Cap Growth VIP Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	997,230	1,081,110	962,770	1,020,508	147,887	145,081
Units issued and transferred from other funding options	64,399	151,849	99,833	183,453	18,345	9,839
Units redeemed and transferred to other funding options	(95,975)	(235,729)	(215,733)	(241,191)	(44,715)	(7,033)
Units end of year	965,654	997,230	846,870	962,770	121,517	147,887

55

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2022 and 2021:

	FTVIPT Templeton Developing Markets VIP Subaccount		FTVIPT Templeton Foreign VIP Subaccount		Janus Henderson Enterprise Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	225,102	242,203	359,239	373,978	2,514,978	2,640,192
Units issued and transferred from other funding options	22,096	62,892	40,479	85,847	90,608	196,871
Units redeemed and transferred to other funding options	(19,901)	(79,993)	(114,727)	(100,586)	(405,738)	(322,085)
Units end of year	227,297	225,102	284,991	359,239	2,199,848	2,514,978
	LMPVET ClearBridge Variable Appreciation Subaccount		LMPVET ClearBridge Variable Dividend Strategy Subaccount		LMPVET ClearBridge Variable Large Cap Growth Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	917,672	1,110,924	268,550	269,431	141,123	143,766
Units issued and transferred from other funding options	20,983	57,990	7,076	17,010	3,296	2,840
Units redeemed and transferred to other funding options	(277,346)	(251,242)	(120,447)	(17,891)	(7,005)	(5,483)
Units end of year	661,309	917,672	155,179	268,550	137,414	141,123
	TAP 1919 Variable Socially Responsive Balanced Subaccount
	2022	2021
Units beginning of year	84,229	86,143
Units issued and transferred from other funding options	3,901	6,368
Units redeemed and transferred to other funding options	(4,502)	(8,282)
Units end of year	83,628	84,229

56

	LMPET ClearBridge Small Cap Value Subaccount		LMPIT Western Asset Corporate Bond Subaccount		LMPVET ClearBridge Variable Aggressive Growth Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	3,164	3,171	580,720	518,471	558,209	659,393
Units issued and transferred from other funding options	—	—	38,614	155,947	27,246	53,878
Units redeemed and transferred to other funding options	(49)	(7)	(191,647)	(93,698)	(68,340)	(155,062)
Units end of year	3,115	3,164	427,687	580,720	517,115	558,209
	LMPVET ClearBridge Variable Large Cap Value Subaccount		LMPVET ClearBridge Variable Small Cap Growth Subaccount		LMPVIT Western Asset Variable Global High Yield Bond Subaccount
	2022	2021	2022	2021	2022	2021
Units beginning of year	149,768	176,044	152,521	182,018	246,528	274,061
Units issued and transferred from other funding options	7,319	10,670	11,382	57,967	8,833	33,604
Units redeemed and transferred to other funding options	(17,781)	(36,946)	(32,076)	(87,464)	(37,934)	(61,137)
Units end of year	139,306	149,768	131,827	152,521	217,427	246,528

57

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Subaccounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2022:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global	2022	762,491	3.82 - 4.83	3,014,895	0.68	0.25 - 1.50	(25.86) - (24.93)
Growth Subaccount	2021	756,420	5.16 - 6.43	4,025,938	0.33	0.25 - 1.50	14.69 - 16.13
	2020	797,142	4.50 - 5.54	3,720,919	0.34	0.25 - 1.50	28.52 - 30.14
	2019	1,076,078	3.50 - 4.26	3,925,696	1.10	0.25 - 1.50	33.26 - 34.94
	2018	1,264,717	2.63 - 3.15	3,464,524	0.58	0.25 - 1.50	(10.41) - (9.27)
American Funds® Growth	2022	633,282	4.48 - 5.56	2,976,636	0.31	0.35 - 1.50	(30.98) - (30.18)
Subaccount	2021	771,372	6.49 - 7.96	5,249,608	0.21	0.35 - 1.50	20.17 - 21.56
	2020	923,866	5.40 - 6.55	5,272,768	0.32	0.35 - 1.50	49.81 - 51.55
	2019	1,280,189	3.61 - 4.32	4,884,304	0.70	0.35 - 1.50	28.83 - 30.32
	2018	1,747,618	2.80 - 3.31	5,158,565	0.40	0.35 - 1.50	(1.74) - (0.60)
American Funds®	2022	822,710	3.29 - 3.89	2,823,092	1.24	0.60 - 1.50	(17.73) - (16.99)
Growth-Income Subaccount	2021	926,612	4.00 - 4.69	3,854,872	1.10	0.60 - 1.50	22.25 - 23.35
	2020	1,006,114	3.27 - 3.96	3,417,341	1.22	0.35 - 1.50	11.85 - 13.15
	2019	1,489,277	2.93 - 3.50	4,566,110	1.56	0.35 - 1.50	24.26 - 25.70
	2018	2,024,932	2.35 - 2.87	4,966,534	1.36	0.15 - 1.50	(3.26) - (1.93)
BHFTI American Funds®	2022	575,134	1.78 - 2.03	1,050,417	1.39	0.25 - 1.50	(18.00) - (17.26)
Balanced Allocation	2021	691,839	2.17 - 2.57	1,542,707	1.16	0.25 - 1.50	10.47 - 11.86
Subaccount	2020	726,494	1.96 - 2.30	1,468,402	1.75	0.25 - 1.50	13.84 - 15.28
	2019	968,848	1.72 - 1.99	1,707,590	1.79	0.25 - 1.50	17.75 - 19.23
	2018	861,175	1.46 - 1.67	1,280,624	1.40	0.25 - 1.50	(5.74) - (4.55)
BHFTI American Funds®	2022	726,602	1.95 - 2.08	1,450,912	1.07	0.25 - 1.50	(19.74) - (19.37)
Growth Allocation Subaccount	2021	702,517	2.43 - 2.88	1,747,219	0.85	0.25 - 1.50	14.18 - 15.62
	2020	685,769	2.13 - 2.49	1,489,960	1.83	0.25 - 1.50	15.18 - 16.63
	2019	2,103,823	1.85 - 2.14	4,190,486	1.71	0.25 - 1.50	21.80 - 23.33
	2018	2,055,258	1.52 - 1.73	3,345,061	1.26	0.25 - 1.50	(7.18) - (6.01)
BHFTI American Funds®	2022	137,863	1.61 - 1.84	243,118	1.86	0.60 - 1.50	(15.90) - (15.14)
Moderate Allocation	2021	261,870	1.91 - 2.16	524,023	1.53	0.60 - 1.50	8.01 - 8.98
Subaccount	2020	258,011	1.77 - 1.99	476,165	1.92	0.60 - 1.50	11.30 - 12.31
	2019	285,852	1.59 - 1.77	467,668	1.92	0.60 - 1.50	14.43 - 15.46
	2018	301,873	1.39 - 1.53	430,302	1.54	0.60 - 1.50	(4.86) - (4.00)
BHFTI BlackRock High Yield	2022	236,982	3.22 - 4.08	806,885	5.38	0.49 - 1.39	(11.40) - (10.61)
Subaccount	2021	234,918	3.64 - 4.56	882,806	4.19	0.49 - 1.39	4.08 - 5.02
	2020	236,171	3.49 - 4.34	852,309	5.43	0.49 - 1.39	6.27 - 7.23
	2019	260,721	3.29 - 4.05	889,208	5.94	0.49 - 1.39	13.46 - 14.48
	2018	295,881	2.90 - 3.66	893,590	4.61	0.34 - 1.39	(3.93) - (2.91)
BHFTI Brighthouse Asset	2022	903,668	1.96 - 2.28	1,850,700	1.26	0.60 - 1.50	(21.34) - (20.63)
Allocation 100 Subaccount	2021	1,273,522	2.49 - 2.87	3,282,391	1.10	0.60 - 1.50	16.37 - 17.42
	2020	1,209,807	2.14 - 2.45	2,663,783	1.18	0.60 - 1.50	17.14 - 18.20
	2019	1,450,504	1.83 - 2.07	2,732,104	1.44	0.60 - 1.50	25.58 - 26.72
	2018	1,714,174	1.46 - 1.63	2,571,415	1.04	0.60 - 1.50	(11.41) - (10.61)

58

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Brighthouse Small Cap	2022	386,590	3.60 - 4.42	1,448,536	0.62	0.45 - 1.50	(14.38) - (13.48)
Value Subaccount	2021	430,914	4.20 - 5.11	1,883,324	0.82	0.45 - 1.50	29.83 - 31.20
	2020	529,674	3.23 - 3.96	1,794,355	1.29	0.35 - 1.50	(2.03) - (0.89)
	2019	683,301	3.30 - 4.00	2,390,635	0.90	0.35 - 1.50	26.86 - 28.33
	2018	825,525	2.60 - 3.12	2,264,164	1.02	0.35 - 1.50	(16.50) - (15.53)
BHFTI Brighthouse/abrdn	2022	369,532	1.07 - 1.25	417,170	1.01	0.60 - 1.50	(26.69) - (26.02)
Emerging Markets Equity	2021	326,164	1.46 - 1.69	495,866	0.39	0.60 - 1.50	(6.23) - (5.38)
Subaccount	2020	317,584	1.56 - 1.78	511,846	2.13	0.60 - 1.50	25.77 - 26.91
	2019	327,124	1.24 - 1.40	417,952	1.91	0.60 - 1.50	19.18 - 20.26
	2018	366,113	1.04 - 1.19	392,338	3.16	0.45 - 1.50	(15.21) - (14.31)
BHFTI Brighthouse/Wellington	2022	203,753	2.83 - 3.16	607,862	0.56	0.60 - 1.50	(20.32) - (19.96)
Large Cap Research	2021	202,055	3.55 - 4.39	755,298	0.78	0.60 - 1.50	22.35 - 23.45
Subaccount	2020	171,387	2.90 - 3.56	519,279	1.03	0.60 - 1.50	20.28 - 21.37
	2019	178,366	2.42 - 2.93	448,532	1.27	0.60 - 1.50	29.87 - 31.04
	2018	368,008	1.86 - 2.94	729,555	0.89	0.35 - 1.50	(7.70) - (6.62)
BHFTI CBRE Global Real	2022	456,482	1.30 - 1.51	622,605	4.62	0.45 - 1.50	(25.83) - (25.16)
Estate Subaccount	2021	492,355	1.75 - 2.07	892,269	2.84	0.45 - 1.50	32.70 - 34.10
	2020	582,948	1.32 - 1.54	805,162	4.64	0.45 - 1.50	(6.20) - (5.21)
	2019	803,360	1.41 - 1.63	1,184,378	3.57	0.45 - 1.50	23.24 - 24.54
	2018	1,077,380	1.14 - 1.32	1,281,154	6.13	0.35 - 1.50	(9.73) - (8.68)
BHFTI Harris Oakmark	2022	360,130	2.36 - 3.29	902,236	2.33	0.35 - 1.50	(17.03) - (16.08)
International Subaccount	2021	429,468	2.85 - 3.93	1,290,517	0.84	0.35 - 1.50	7.05 - 8.28
	2020	562,072	2.66 - 3.63	1,580,712	3.36	0.35 - 1.50	3.79 - 5.00
	2019	793,876	2.56 - 3.45	2,160,316	2.46	0.35 - 1.50	22.98 - 24.40
	2018	941,872	2.08 - 2.78	2,082,457	1.92	0.35 - 1.50	(24.88) - (24.00)
BHFTI Invesco Comstock	2022	72,592	4.03 - 4.8	301,836	1.86	0.35 - 1.50	(0.85) - 0.04
Subaccount	2021	99,068	4.06 - 5.03	415,015	1.76	0.35 - 1.50	31.20 - 32.72
	2020	132,601	3.09 - 3.79	425,987	2.24	0.35 - 1.50	(1.99) - (0.85)
	2019	187,041	3.16 - 3.82	623,444	2.16	0.35 - 1.50	23.10 - 24.52
	2018	213,308	2.56 - 3.07	571,564	0.62	0.35 - 1.50	(13.47) - (12.46)
BHFTI Invesco Global Equity	2022	2,791,977	1.71 - 1.89	4,893,599	—	0.45 - 1.50	(32.80) - (32.10)
Subaccount	2021	3,463,902	2.55 - 2.79	8,996,516	—	0.45 - 1.50	13.89 - 15.09
	2020	4,152,019	2.24 - 2.44	9,435,584	0.76	0.35 - 1.50	25.79 - 27.25
	2019	5,157,599	1.78 - 1.92	9,297,160	0.91	0.35 - 1.50	29.75 - 31.25
	2018	6,214,228	1.37 - 1.46	8,625,408	1.06	0.35 - 1.50	(14.38) - (13.38)
BHFTI Invesco Small Cap	2022	59,025	3.24 - 3.5	196,411	—	0.60 - 1.50	(36.01) - (35.72)
Growth Subaccount	2021	55,996	5.06 - 6.00	291,035	—	0.45 - 1.50	5.53 - 6.64
	2020	54,622	4.79 - 5.50	268,698	0.09	0.60 - 1.50	54.90 - 56.30
	2019	72,678	3.09 - 3.52	232,330	—	0.60 - 1.50	22.78 - 23.89
	2018	145,065	2.52 - 2.84	379,811	—	0.60 - 1.50	(10.14) - (9.32)
BHFTI JPMorgan Small Cap	2022	90,608	2.56 - 2.89	237,784	1.18	0.45 - 1.50	(14.50) - (13.90)
Value Subaccount	2021	91,072	2.99 - 3.55	279,237	1.06	0.45 - 1.50	31.03 - 32.41
	2020	141,339	2.28 - 2.68	335,015	1.35	0.45 - 1.50	4.76 - 5.86
	2019	306,089	2.18 - 2.53	690,626	1.40	0.45 - 1.50	17.75 - 18.99
	2018	227,823	1.85 - 2.13	436,855	1.29	0.45 - 1.50	(15.05) - (14.15)

59

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Loomis Sayles Growth	2022	1,452,129	5.89 - 7.77	9,063,767	—	0.45 - 1.50	(28.94) - (28.19)
Subaccount	2021	1,856,642	8.29 - 10.82	16,299,846	0.20	0.45 - 1.50	16.89 - 18.13
	2020	2,264,526	7.09 - 9.16	16,961,511	0.83	0.45 - 1.50	30.56 - 31.95
	2019	2,844,975	5.43 - 6.94	16,236,267	1.03	0.45 - 1.50	21.99 - 23.28
	2018	3,272,579	4.45 - 5.63	15,242,709	0.81	0.45 - 1.50	(8.20) - (7.23)
BHFTI MFS® Research	2022	115,098	1.99 - 2.42	243,308	1.86	0.60 - 1.50	(18.79) - (18.06)
International Subaccount	2021	161,366	2.45 - 2.96	425,294	0.86	0.60 - 1.50	10.05 - 11.04
	2020	175,097	2.22 - 2.66	420,819	2.18	0.60 - 1.50	11.33 - 12.34
	2019	160,414	2.00 - 2.37	344,634	1.42	0.60 - 1.50	26.40 - 27.55
	2018	186,266	1.58 - 1.86	306,225	2.19	0.60 - 1.50	(15.28) - (14.51)
BHFTI PIMCO Inflation	2022	258,811	1.36 - 1.59	383,840	6.48	0.60 - 1.50	(12.91) - (12.13)
Protected Bond Subaccount	2021	278,640	1.56 - 1.81	458,353	0.93	0.60 - 1.50	4.04 - 4.98
	2020	409,755	1.50 - 1.73	635,224	3.06	0.60 - 1.50	10.18 - 11.18
	2019	407,190	1.36 - 1.55	572,580	3.64	0.60 - 1.50	6.87 - 7.84
	2018	410,883	1.27 - 1.44	540,824	1.90	0.60 - 1.50	(3.59) - (2.71)
BHFTI PIMCO Total Return	2022	1,170,600	1.73 - 2.27	2,121,251	2.91	0.25 - 1.50	(15.83) - (14.77)
Subaccount	2021	1,239,013	2.06 - 2.67	2,657,948	1.70	0.25 - 1.50	(2.86) - (1.64)
	2020	1,226,217	2.12 - 2.71	2,713,095	3.77	0.25 - 1.50	6.89 - 8.24
	2019	1,350,245	1.98 - 2.51	2,816,890	2.94	0.25 - 1.50	6.85 - 8.19
	2018	1,743,505	1.86 - 2.24	3,398,803	1.34	0.35 - 1.50	(1.72) - (0.58)
BHFTI T. Rowe Price Large	2022	3,074,219	2.14 - 3.02	7,675,217	1.60	0.25 - 1.50	(6.56) - (5.39)
Cap Value Subaccount	2021	3,356,023	2.29 - 3.20	8,947,520	1.84	0.25 - 1.50	24.10 - 25.66
	2020	4,082,284	1.84 - 2.54	8,770,323	2.40	0.25 - 1.50	1.33 - 2.61
	2019	4,720,589	1.82 - 2.48	9,980,519	2.11	0.25 - 1.50	24.63 - 26.20
	2018	5,169,501	1.46 - 1.96	8,742,877	1.80	0.25 - 1.50	(10.52) - (9.39)
BHFTI Victory Sycamore	2022	175,127	3.06 - 3.62	573,846	1.82	0.60 - 1.50	(4.15) - (3.28)
Mid Cap Value Subaccount	2021	133,954	3.19 - 3.74	448,431	0.99	0.60 - 1.50	29.84 - 31.01
	2020	187,701	2.46 - 2.85	486,151	1.28	0.60 - 1.50	6.03 - 6.99
	2019	320,031	2.32 - 2.67	770,558	1.10	0.60 - 1.50	27.06 - 28.21
	2018	432,051	1.82 - 2.16	816,045	0.54	0.35 - 1.50	(11.49) - (10.46)
BHFTII BlackRock Bond	2022	453,110	1.80 - 2.35	879,184	2.91	0.45 - 1.50	(15.42) - (14.53)
Income Subaccount	2021	540,875	2.13 - 2.75	1,226,811	2.60	0.45 - 1.50	(1.92) - (0.88)
	2020	500,058	2.17 - 2.77	1,158,424	3.57	0.45 - 1.50	6.98 - 8.11
	2019	498,872	2.03 - 2.57	1,063,452	3.75	0.45 - 1.50	8.19 - 9.33
	2018	560,718	1.87 - 2.35	1,101,763	3.04	0.45 - 1.50	(1.85) - (0.81)
BHFTII BlackRock Capital	2022	1,007,928	3.90 - 4.94	4,207,627	—	0.45 - 1.50	(38.54) - (37.98)
Appreciation Subaccount	2021	1,181,599	6.35 - 8.28	7,972,943	—	0.45 - 1.50	19.40 - 20.66
	2020	1,398,261	5.32 - 6.86	7,829,907	—	0.45 - 1.50	38.57 - 40.03
	2019	1,856,796	3.84 - 4.90	7,485,913	0.22	0.45 - 1.50	30.87 - 32.26
	2018	2,173,907	2.93 - 3.70	6,678,088	0.12	0.45 - 1.50	0.89 - 1.96
BHFTII BlackRock	2022	3,857,226	1.03 - 1.29	4,162,512	—	0.25 - 1.50	(0.21) - 1.04
Ultra-Short Term Bond	2021	4,609,509	1.04 - 1.33	5,055,051	0.17	0.25 - 1.50	(1.81) - (0.58)
Subaccount	2020	3,679,981	1.06 - 1.34	4,163,402	1.86	0.25 - 1.50	(1.20) - 0.05
	2019	4,319,428	1.07 - 1.34	4,924,133	1.74	0.25 - 1.50	0.47 - 1.73
	2018	5,463,272	1.06 - 1.32	6,181,970	0.74	0.15 - 1.50	0.15 - 1.51

60

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset	2022	388,029	1.45 - 1.68	574,906	2.96	0.45 - 1.50	(13.98) - (13.21)
Allocation 20 Subaccount	2021	431,960	1.68 - 1.98	753,086	2.77	0.45 - 1.50	2.14 - 3.22
	2020	682,327	1.65 - 1.92	1,152,910	2.56	0.45 - 1.50	7.88 - 9.02
	2019	507,006	1.53 - 1.73	796,859	2.26	0.60 - 1.50	10.07 - 11.07
	2018	535,750	1.39 - 1.55	757,262	2.27	0.60 - 1.50	(4.07) - (3.20)
BHFTII Brighthouse Asset	2022	401,378	1.62 - 1.92	656,126	2.60	0.45 - 1.50	(15.12) - (14.22)
Allocation 40 Subaccount	2021	483,899	1.90 - 2.24	939,099	2.63	0.45 - 1.50	5.82 - 6.94
	2020	631,001	1.80 - 2.10	1,184,708	2.48	0.45 - 1.50	9.38 - 10.54
	2019	1,354,864	1.64 - 1.90	2,405,197	2.11	0.45 - 1.50	13.87 - 15.08
	2018	1,371,132	1.44 - 1.65	2,116,067	2.00	0.45 - 1.50	(5.83) - (4.83)
BHFTII Brighthouse Asset	2022	3,190,958	1.78 - 2.19	5,862,571	2.17	0.25 - 1.50	(16.59) - (15.54)
Allocation 60 Subaccount	2021	3,930,422	2.13 - 2.59	8,652,013	2.06	0.25 - 1.50	9.25 - 10.63
	2020	4,255,960	1.95 - 2.34	8,566,855	1.95	0.25 - 1.50	12.15 - 13.57
	2019	8,139,664	1.74 - 2.06	14,592,737	1.90	0.25 - 1.50	17.65 - 19.12
	2018	9,295,539	1.48 - 1.73	14,176,493	1.45	0.25 - 1.50	(7.53) - (6.36)
BHFTII Brighthouse Asset	2022	1,896,169	1.91 - 2.31	3,768,222	1.75	0.35 - 1.50	(19.19) - (18.26)
Allocation 80 Subaccount	2021	2,115,061	2.36 - 2.82	5,205,092	1.62	0.35 - 1.50	13.00 - 14.31
	2020	2,349,101	2.09 - 2.47	5,123,897	1.83	0.35 - 1.50	14.85 - 16.19
	2019	5,291,672	1.82 - 2.13	9,994,593	1.74	0.35 - 1.50	21.89 - 23.30
	2018	6,828,231	1.49 - 1.72	10,531,424	1.24	0.35 - 1.50	(9.49) - (8.43)
BHFTII Brighthouse/Wellington	2022	280,249	2.34 - 2.73	680,949	1.70	0.45 - 1.50	(18.31) - (17.57)
Balanced Subaccount	2021	280,442	2.86 - 3.40	834,077	1.81	0.45 - 1.50	12.33 - 13.51
	2020	248,302	2.55 - 2.99	658,466	2.19	0.45 - 1.50	15.97 - 17.19
	2019	337,538	2.19 - 2.56	772,276	2.14	0.45 - 1.50	21.16 - 22.44
	2018	343,315	1.81 - 2.09	651,019	1.66	0.45 - 1.50	(5.20) - (4.20)
BHFTII Brighthouse/Wellington	2022	316,089	3.22 - 3.83	1,050,532	1.48	0.80 - 1.50	(6.49) - (5.84)
Core Equity Opportunities	2021	342,348	3.45 - 4.41	1,214,156	1.25	0.45 - 1.50	22.58 - 23.87
Subaccount	2020	511,128	2.81 - 3.56	1,513,742	1.55	0.45 - 1.50	9.61 - 10.77
	2019	655,761	2.57 - 3.22	1,786,912	1.65	0.45 - 1.50	28.99 - 30.35
	2018	865,342	1.99 - 2.47	1,812,393	1.80	0.45 - 1.50	(1.58) - (0.54)
BHFTII Frontier Mid Cap	2022	1,439,345	1.58 - 1.92	2,364,064	—	0.45 - 1.50	(29.28) - (28.64)
Growth Subaccount	2021	1,587,209	2.23 - 2.77	3,681,795	—	0.45 - 1.50	12.83 - 14.02
	2020	1,728,713	1.98 - 2.43	3,551,015	—	0.45 - 1.50	29.63 - 31.00
	2019	2,075,518	1.52 - 1.85	3,269,125	—	0.45 - 1.50	31.03 - 32.41
	2018	2,989,069	1.16 - 1.40	3,598,246	—	0.45 - 1.50	(7.17) - (6.19)
BHFTII Jennison Growth	2022	542,600	2.63 - 3.21	1,544,949	—	0.25 - 1.50	(39.93) - (39.24)
Subaccount	2021	568,558	4.37 - 5.28	2,672,871	—	0.60 - 1.50	15.17 - 16.47
	2020	558,582	3.79 - 4.53	2,267,468	0.22	0.60 - 1.50	54.04 - 55.86
	2019	716,666	2.45 - 2.91	1,874,200	0.44	0.60 - 1.50	30.52 - 32.03
	2018	715,203	1.87 - 2.34	1,428,162	0.34	0.25 - 1.50	(1.38) - 0.10
BHFTII MetLife Aggregate	2022	5,302	1.56 - 1.80	9,176	2.81	0.85 - 1.50	(14.38) - (13.83)
Bond Index Subaccount	2021	5,304	1.82 - 2.09	10,671	2.53	0.85 - 1.50	(3.39) - (2.76)
	2020	5,394	1.89 - 2.15	11,188	2.98	0.85 - 1.50	5.61 - 6.30
	2019	5,394	1.79 - 2.03	10,543	3.14	0.85 - 1.50	7.02 - 7.72
	2018	5,623	1.67 - 1.88	10,205	3.03	0.85 - 1.50	(1.67) - (1.02)

61

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife MSCI EAFE®	2022	18,757	1.22 - 1.30	23,749	3.74	1.20 - 1.50	(15.74) - (15.49)
Index Subaccount	2021	18,758	1.45 - 1.54	28,142	1.79	1.20 - 1.50	9.07 - 9.40
	2020	18,758	1.33 - 1.41	25,758	3.11	1.20 - 1.50	6.24 - 6.56
	2019	18,758	1.25 - 1.32	24,205	2.68	1.20 - 1.50	20.12 - 20.48
	2018	18,836	1.04 - 1.17	20,198	3.01	0.85 - 1.50	(15.20) - (14.64)
BHFTII MetLife Russell 2000®	2022	20,748	2.93 - 3.38	61,859	1.07	0.85 - 1.50	(21.42) - (20.90)
Index Subaccount	2021	20,748	3.72 - 4.28	78,652	0.99	0.85 - 1.50	12.82 - 13.55
	2020	20,750	3.30 - 3.77	69,664	1.34	0.85 - 1.50	17.84 - 18.61
	2019	20,750	2.80 - 3.18	59,069	1.18	0.85 - 1.50	23.75 - 24.56
	2018	20,787	2.26 - 2.55	47,776	1.11	0.85 - 1.50	(12.30) - (11.73)
BHFTII MetLife Stock Index	2022	2,202,402	3.23 - 5.22	7,431,941	1.27	0.25 - 1.50	(19.51) - (18.50)
Subaccount	2021	2,721,909	4.01 - 6.40	11,409,586	1.50	0.25 - 1.50	26.45 - 28.04
	2020	2,838,800	3.17 - 5.00	9,404,040	1.82	0.25 - 1.50	16.34 - 17.81
	2019	3,408,145	2.73 - 4.24	9,637,156	2.12	0.25 - 1.50	29.20 - 30.82
	2018	3,947,658	2.11 - 2.54	8,630,465	1.72	0.45 - 1.50	(6.03) - (5.03)
BHFTII MFS® Total Return	2022	955,800	3.43 - 5.30	4,010,108	1.66	0.35 - 1.50	(11.16) - (10.14)
Subaccount	2021	1,237,990	3.82 - 5.90	5,827,906	1.69	0.35 - 1.50	12.29 - 13.59
	2020	1,356,097	3.36 - 5.20	5,683,574	2.27	0.35 - 1.50	7.91 - 9.16
	2019	1,645,304	3.08 - 4.77	6,348,879	2.17	0.35 - 1.50	18.34 - 19.71
	2018	2,061,855	2.57 - 3.99	6,725,096	2.14	0.35 - 1.50	(7.17) - (6.09)
BHFTII MFS® Value	2022	1,225,704	3.70 - 4.38	4,723,651	1.72	0.35 - 1.50	(7.37) - (6.54)
Subaccount	2021	1,581,070	4.00 - 4.90	6,577,802	1.54	0.35 - 1.50	23.67 - 25.10
	2020	1,624,077	3.23 - 3.92	5,444,906	1.98	0.35 - 1.50	2.41 - 3.60
	2019	1,782,132	3.16 - 3.78	5,821,140	1.95	0.35 - 1.50	28.19 - 29.68
	2018	1,932,410	2.46 - 2.91	4,914,861	1.46	0.35 - 1.50	(11.40) - (10.37)
BHFTII Neuberger Berman	2022	132,401	5.44 - 7.37	832,031	—	0.35 - 1.50	(20.35) - (19.43)
Genesis Subaccount	2021	133,846	6.75 - 9.17	1,052,686	0.07	0.35 - 1.50	16.65 - 18.00
	2020	140,946	5.72 - 7.79	938,841	0.18	0.35 - 1.50	23.24 - 24.67
	2019	185,312	4.59 - 6.26	997,168	0.24	0.35 - 1.50	27.75 - 29.22
	2018	200,008	3.55 - 4.86	837,214	0.35	0.35 - 1.50	(8.10) - (7.03)
BHFTII T. Rowe Price Large	2022	895,513	2.96 - 3.64	2,751,665	—	0.25 - 1.50	(41.55) - (40.81)
Cap Growth Subaccount	2021	918,858	5.06 - 6.15	4,835,990	—	0.25 - 1.50	18.17 - 19.65
	2020	927,342	4.28 - 5.14	4,120,097	0.02	0.25 - 1.50	34.60 - 36.30
	2019	1,021,765	3.18 - 3.77	3,351,291	0.19	0.25 - 1.50	28.65 - 30.26
	2018	1,188,324	2.47 - 2.90	3,024,748	0.19	0.25 - 1.50	(2.63) - (1.40)
BHFTII T. Rowe Price Small	2022	1,092,409	3.87 - 4.82	4,372,280	—	0.45 - 1.50	(23.50) - (22.81)
Cap Growth Subaccount	2021	1,099,166	5.06 - 6.47	5,733,097	—	0.45 - 1.50	9.70 - 10.86
	2020	1,239,169	4.61 - 5.84	5,917,553	—	0.45 - 1.50	22.19 - 23.49
	2019	1,472,572	3.77 - 4.73	5,747,843	—	0.45 - 1.50	30.86 - 32.24
	2018	1,762,596	2.88 - 3.58	5,272,217	—	0.45 - 1.50	(8.18) - (7.20)
BHFTII Western Asset	2022	450,913	1.74 - 2.17	864,120	6.14	0.35 - 1.50	(17.90) - (17.15)
Management Strategic Bond	2021	436,647	2.12 - 2.62	1,005,103	3.62	0.35 - 1.50	1.29 - 2.46
Opportunities Subaccount	2020	533,199	2.10 - 2.57	1,214,104	6.09	0.35 - 1.50	5.32 - 6.54
	2019	673,629	1.99 - 2.42	1,441,280	4.98	0.35 - 1.50	12.78 - 14.09
	2018	840,550	1.77 - 2.12	1,586,781	5.34	0.35 - 1.50	(5.24) - (4.14)

62

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Western Asset	2022	814,846	1.16 - 1.38	985,781	2.29	0.30 - 1.35	(10.23) - (9.42)
Management U.S.	2021	774,756	1.30 - 1.56	1,040,852	2.60	0.30 - 1.35	(2.84) - (1.82)
Government Subaccount	2020	891,681	1.34 - 1.59	1,225,787	3.20	0.30 - 1.35	3.83 - 4.93
	2019	973,144	1.29 - 1.52	1,288,635	2.79	0.30 - 1.35	4.61 - 5.71
	2018	1,145,397	1.23 - 1.43	1,446,938	2.31	0.30 - 1.35	(0.39) - 0.67
Fidelity® VIP Contrafund®	2022	965,654	4.09 - 4.96	4,147,862	0.26	0.35 - 1.50	(27.58) - (26.93)
Subaccount	2021	997,230	5.64 - 8.55	5,905,207	0.03	0.35 - 1.50	25.61 - 27.07
	2020	1,081,110	4.49 - 6.73	5,160,704	0.08	0.35 - 1.50	28.29 - 29.78
	2019	1,353,233	3.50 - 5.18	5,021,104	0.21	0.35 - 1.50	29.32 - 30.82
	2018	1,602,062	2.71 - 3.96	4,594,168	0.43	0.35 - 1.50	(8.04) - (6.97)
Fidelity® VIP Mid Cap	2022	846,870	4.97 - 6.52	4,399,830	0.26	0.25 - 1.50	(16.23) - (15.18)
Subaccount	2021	962,770	5.93 - 7.68	5,981,327	0.34	0.25 - 1.50	23.44 - 24.99
	2020	1,020,508	4.81 - 6.15	5,140,811	0.40	0.25 - 1.50	16.11 - 17.57
	2019	1,299,145	4.14 - 5.23	5,648,343	0.66	0.25 - 1.50	21.34 - 22.86
	2018	1,588,410	3.41 - 4.25	5,706,719	0.40	0.25 - 1.50	(16.05) - (14.99)
FTVIPT Franklin Small-Mid	2022	121,517	2.68 - 3.51	333,927	—	0.25 - 1.50	(34.68) - (33.86)
Cap Growth VIP Subaccount	2021	147,887	4.10 - 5.30	622,154	—	0.25 - 1.50	8.38 - 9.74
	2020	145,081	3.78 - 4.83	562,502	—	0.25 - 1.50	52.78 - 54.70
	2019	180,071	2.47 - 3.12	455,051	—	0.25 - 1.50	29.48 - 31.11
	2018	192,048	1.91 - 2.38	375,612	—	0.25 - 1.50	(6.79) - (5.61)
FTVIPT Templeton Developing	2022	227,297	2.88 - 3.44	698,907	2.60	0.45 - 1.50	(23.14) - (22.45)
Markets VIP Subaccount	2021	225,102	3.75 - 4.56	894,904	0.85	0.45 - 1.50	(7.14) - (6.16)
	2020	242,203	4.04 - 4.86	1,034,626	4.23	0.45 - 1.50	15.43 - 16.66
	2019	299,840	3.50 - 4.17	1,106,412	1.05	0.45 - 1.50	24.81 - 26.13
	2018	378,067	2.80 - 3.31	1,112,939	0.87	0.45 - 1.50	(17.06) - (16.17)
FTVIPT Templeton Foreign	2022	284,991	1.47 - 1.74	438,196	3.05	0.60 - 1.50	(8.98) - (8.16)
VIP Subaccount	2021	359,239	1.61 - 1.89	602,908	1.81	0.60 - 1.50	2.61 - 3.54
	2020	373,978	1.57 - 1.83	611,274	3.36	0.60 - 1.50	(2.63) - (1.75)
	2019	420,043	1.62 - 1.86	702,735	1.83	0.60 - 1.50	10.85 - 11.86
	2018	483,609	1.46 - 1.66	732,742	2.54	0.60 - 1.50	(16.71) - (15.95)
Janus Henderson Enterprise	2022	2,199,848	2.12 - 2.60	4,870,288	0.08	0.60 - 1.50	(17.40) - (16.65)
Subaccount	2021	2,514,978	2.56 - 3.11	6,733,123	0.24	0.60 - 1.50	14.81 - 15.84
	2020	2,640,192	2.23 - 8.06	6,135,715	—	0.35 - 1.50	17.40 - 18.77
	2019	2,914,503	1.90 - 6.78	5,810,933	0.05	0.35 - 1.50	33.15 - 34.68
	2018	3,159,636	1.43 - 5.04	4,721,253	0.10	0.35 - 1.50	(2.15) - (1.01)
LMPET ClearBridge Small Cap	2022	3,115	3.00 - 3.46	9,628	0.25	0.85 - 1.50	(13.40) - (12.83)
Value Subaccount	2021	3,164	3.47 - 3.97	11,273	0.29	0.85 - 1.50	29.82 - 30.66
	2020	3,171	2.67 - 3.04	8,693	0.29	0.85 - 1.50	(6.70) - (6.09)
	2019	6,300	2.86 - 3.23	18,607	0.95	0.85 - 1.50	26.63 - 27.45
	2018	6,495	2.26 - 2.54	15,126	0.22	0.85 - 1.50	(22.79) - (22.29)
LMPIT Western Asset	2022	427,687	2.42 - 3.06	1,090,752	3.40	0.60 - 1.50	(18.08) - (17.34)
Corporate Bond Subaccount	2021	580,720	2.95 - 3.70	1,802,664	2.65	0.60 - 1.50	(2.21) - (1.33)
	2020	518,471	3.02 - 3.75	1,641,352	3.30	0.60 - 1.50	9.16 - 10.15
	2019	563,033	2.76 - 3.41	1,623,839	3.65	0.60 - 1.50	12.70 - 13.72
	2018	722,323	2.45 - 3.00	1,847,888	3.74	0.60 - 1.50	(5.10) - (4.24)

63

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

8.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
LMPVET ClearBridge Variable	2022	517,115	2.38 - 3.02	1,298,203	0.45	0.45 - 1.50	(27.51) - (26.74)
Aggressive Growth	2021	558,209	3.29 - 4.13	1,927,827	0.16	0.45 - 1.50	8.66 - 9.80
Subaccount	2020	659,393	3.02 - 3.76	2,099,525	0.78	0.45 - 1.50	16.26 - 17.49
	2019	753,990	2.60 - 3.20	2,053,514	0.94	0.45 - 1.50	23.21 - 24.51
	2018	888,467	2.11 - 2.57	1,966,380	0.59	0.45 - 1.50	(9.72) - (8.76)
LMPVET ClearBridge Variable	2022	661,309	4.28 - 5.34	3,020,146	1.01	0.60 - 1.50	(13.75) - (12.97)
Appreciation Subaccount	2021	917,672	4.97 - 6.35	4,822,650	0.62	0.45 - 1.50	21.82 - 23.10
	2020	1,110,924	4.08 - 5.16	4,787,968	0.95	0.45 - 1.50	13.06 - 14.26
	2019	1,461,738	3.61 - 4.52	5,557,150	1.37	0.45 - 1.50	27.93 - 29.28
	2018	1,661,725	2.82 - 3.49	4,926,890	1.20	0.45 - 1.50	(3.21) - (2.18)
LMPVET ClearBridge Variable	2022	155,179	3.71 - 4.19	581,803	1.44	0.60 - 1.50	(9.47) - (9.01)
Dividend Strategy	2021	268,550	4.09 - 4.82	1,126,722	1.56	0.80 - 1.50	24.91 - 25.79
Subaccount	2020	269,431	3.28 - 3.83	904,153	1.20	0.80 - 1.50	6.06 - 6.81
	2019	424,260	3.09 - 3.59	1,349,655	1.51	0.80 - 1.50	29.63 - 30.54
	2018	451,480	2.38 - 2.86	1,105,917	1.34	0.60 - 1.50	(6.28) - (5.43)
LMPVET ClearBridge Variable	2022	137,414	5.30 - 6.60	764,074	—	0.60 - 1.50	(33.25) - (32.65)
Large Cap Growth	2021	141,123	7.95 - 9.79	1,172,965	—	0.60 - 1.50	20.13 - 21.21
Subaccount	2020	143,766	6.62 - 8.08	992,379	0.02	0.60 - 1.50	28.79 - 29.95
	2019	172,769	5.14 - 6.22	923,679	0.34	0.60 - 1.50	30.19 - 31.37
	2018	212,375	3.95 - 4.73	869,225	0.29	0.60 - 1.50	(1.48) - (0.59)
LMPVET ClearBridge Variable	2022	139,306	4.09 - 4.84	582,250	1.32	0.80 - 1.50	(7.82) - (7.17)
Large Cap Value Subaccount	2021	149,768	4.44 - 5.22	679,590	1.02	0.80 - 1.50	24.33 - 25.20
	2020	176,044	3.57 - 4.17	639,499	1.29	0.80 - 1.50	3.68 - 4.41
	2019	204,164	3.44 - 3.99	715,637	1.57	0.80 - 1.50	26.96 - 27.86
	2018	260,625	2.71 - 3.25	727,205	1.43	0.60 - 1.50	(10.24) - (9.42)
LMPVET ClearBridge Variable	2022	131,827	4.07 - 4.94	559,131	—	0.35 - 1.50	(29.90) - (29.27)
Small Cap Growth	2021	152,521	5.80 - 9.44	922,203	—	0.35 - 1.50	10.93 - 12.22
Subaccount	2020	182,018	5.23 - 8.41	1,078,947	—	0.35 - 1.50	41.13 - 42.76
	2019	257,590	3.70 - 5.89	1,051,056	—	0.35 - 1.50	24.98 - 26.43
	2018	286,215	2.96 - 4.66	927,926	—	0.35 - 1.50	1.89 - 3.07
LMPVIT Western Asset	2022	217,427	2.47 - 2.93	558,259	6.40	0.35 - 1.50	(15.01) - (14.41)
Variable Global High Yield	2021	246,528	2.90 - 3.71	748,014	4.27	0.35 - 1.50	(0.18) - 0.97
Bond Subaccount	2020	274,061	2.91 - 3.68	840,156	3.83	0.35 - 1.50	5.71 - 6.94
	2019	357,137	2.75 - 3.44	1,043,572	4.94	0.35 - 1.50	12.68 - 13.99
	2018	403,832	2.44 - 3.03	1,046,387	4.97	0.35 - 1.50	(5.36) - (4.26)
TAP 1919 Variable Socially	2022	83,628	2.69 - 3.06	227,172	0.70	0.45 - 1.50	(22.11) - (21.56)
Responsive Balanced	2021	84,229	3.45 - 4.15	293,918	0.36	0.45 - 1.50	16.76 - 18.00
Subaccount	2020	86,143	2.95 - 3.52	257,817	0.79	0.45 - 1.50	21.10 - 22.38
	2019	84,095	2.44 - 2.88	207,675	0.52	0.45 - 1.50	24.82 - 26.13
	2018	1,725,263	1.95 - 2.28	3,707,540	1.01	0.45 - 1.50	(2.42) - (1.39)

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Subaccount from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated as a weighted average ratio since the Subaccount may invest in two or more share classes, if any, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Subaccount invests.

64

BRIGHTHOUSE SEPARATE ACCOUNT QPN FOR VARIABLE ANNUITIES
OF BRIGHTHOUSE LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

8.  FINANCIAL HIGHLIGHTS — (Concluded)

2  These amounts represent annualized contract expenses of the applicable Subaccounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Subaccount.

65

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Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Index to Consolidated Financial Statements, Notes and Schedules

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the stockholders and the Board of Directors of Brighthouse Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Brighthouse Life Insurance Company and subsidiaries (the "Company") as of December 31, 2022 and 2021, the related consolidated statements of operations, comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes and the schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current-period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for Future Policy Benefits — Refer to Notes 1 and 3 to the consolidated financial statements

Critical Audit Matter Description

As of December 31, 2022, the liability for future policy benefits totaled $41.1 billion, and included benefits related to variable annuity contracts with guaranteed benefit riders and universal life insurance contracts with secondary guarantees. Management regularly reviews its assumptions supporting the estimates of these actuarial liabilities and differences between actual experience and the assumptions used in pricing the policies and guarantees may require a change to the assumptions recorded at inception as well as an adjustment to the related liabilities. Updating such assumptions can result in variability of profits or the recognition of losses.

Given the future policy benefit obligation for these contracts is sensitive to changes in the assumptions related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the updating of assumptions by management included the following, among others:

•  We tested the effectiveness of management's controls over the assumption review process, including those over the selection of the significant assumptions used related to general account and separate account investment returns, and policyholder behavior including mortality, lapses, premium persistency, benefit election and utilization, and withdrawals.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions used, developed an independent estimate of the future policy benefit liability for a sample of policies, and compared our estimates to management's estimates.

•  We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis, including experience studies, to test that the inputs to the actuarial estimate were reasonable.

•  We evaluated the methods and significant assumptions used by management to identify potential bias.

•  We evaluated whether the significant assumptions used were consistent with evidence obtained in other areas of the audit.

Deferred Policy Acquisition Costs (DAC) — Refer to Notes 1 and 4 to the consolidated financial statements

Critical Audit Matter Description

The Company incurs and defers certain costs in connection with acquiring new and renewal insurance business. These deferred costs, amounting to $5.2 billion as of December 31, 2022, are amortized over the expected life of the policy contract in proportion to actual and expected future gross profits, premiums or margins. For deferred annuities and universal life contracts, expected future gross profits utilized in the amortization calculation are derived using assumptions such as separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. The assumptions used in the calculation of expected future gross profits are reviewed at least annually.

Given the significance of the estimates and uncertainty associated with the long-term assumptions utilized in the determination of expected future gross profits, auditing management's determination of the appropriateness of the assumptions used in the calculation of DAC amortization involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to management's determination of DAC amortization included the following, among others:

•  We tested the effectiveness of management's controls related to the determination of expected future gross profits, including those over management's review that the significant assumptions utilized related to separate account and general account investment returns, mortality, in-force or persistency, benefit elections and utilization, and withdrawals represented a reasonable estimate.

•  With assistance from our actuarial specialists, we evaluated the data included in the estimate provided by the Company's actuaries and the methodology utilized, and evaluated the process used by the Company to determine whether the significant assumptions used were reasonable estimates based on the Company's own experience and industry studies.

•  We inquired of the Company's actuarial specialists whether there were any changes in the methodology utilized during the year in the determination of expected future gross profits.

•  We inspected supporting documentation underlying the Company's experience studies and, utilizing our actuarial specialists, independently recalculated the amortization for a sample of policies, and compared our estimates to management's estimates.

•  We evaluated whether the significant assumptions used by the Company were consistent with evidence obtained in other areas of the audit and to identify potential bias.

•  We evaluated the sufficiency of the Company's disclosures related to DAC amortization.

Embedded Derivative Liabilities Related to Variable Annuity Guarantees — Refer to Notes 1, 7, and 8 to the consolidated financial statements.

Critical Audit Matter Description

The Company sells index-linked annuities and variable annuity products with guaranteed minimum benefits, some of which are embedded derivatives that are required to be bifurcated from the host contract, separately accounted for, and measured at fair value. As of December 31, 2022, the fair value of the embedded derivative liability associated with certain of the Company's annuity contracts was $5.6 billion. Management utilizes various assumptions in order to measure the embedded liability including expectations concerning policyholder behavior, mortality and risk margins, as well as changes in the Company's own nonperformance risk. These assumptions are reviewed at least annually by management, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Given the embedded derivative liability is sensitive to changes in these assumptions, auditing management's selection of these assumptions involves an especially high degree of estimation.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the assumptions selected by management for the embedded derivative liability included the following, among others:

•  We tested the effectiveness of management's controls over the embedded derivative liability, including those over the selection of the significant assumptions related to policyholder behavior, mortality, risk margins and the Company's nonperformance risk.

•  With the assistance of our actuarial specialists, we evaluated the appropriateness of the significant assumptions, tested the completeness and accuracy of the underlying data and the mathematical accuracy of the Company's valuation model.

•  We evaluated the reasonableness of the Company's assumptions by comparing those selected by management to those independently derived by our actuarial specialists, drawing upon standard actuarial and industry practice.

•  We evaluated the methods and assumptions used by management to identify potential bias in the determination of the embedded liability.

•  We evaluated whether the assumptions used were consistent with evidence obtained in other areas of the audit.

/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 1, 2023

We have served as the Company's auditor since 2005.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Balance Sheets
December 31, 2022 and 2021

(In millions, except share and per share data)

	2022	2021
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $83,395 and $78,287, respectively; allowance for credit losses of $6 and $11, respectively)	$74,757	$86,527
Equity securities, at estimated fair value	66	95
Mortgage loans (net of allowance for credit losses of $119 and $123, respectively)	22,877	19,787
Policy loans	898	869
Limited partnerships and limited liability companies	4,774	4,271
Short-term investments, principally at estimated fair value	299	662
Other invested assets, principally at estimated fair value (net of allowance for credit losses of $13 and $13, respectively)	2,984	3,324
Total investments	106,655	115,535
Cash and cash equivalents	3,752	3,904
Accrued investment income	868	706
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $10, respectively)	18,854	15,649
Deferred policy acquisition costs and value of business acquired	5,184	4,851
Current income tax recoverable	18	—
Deferred income tax asset	1,580	—
Other assets	360	385
Separate account assets	78,880	106,225
Total assets	$216,151	$247,255
Liabilities and Equity
Liabilities
Future policy benefits	$41,105	$43,589
Policyholder account balances	74,112	66,195
Other policy-related balances	3,146	3,153
Payables for collateral under securities loaned and other transactions	4,547	6,253
Long-term and short-term debt	963	841
Current income tax payable	—	57
Deferred income tax liability	—	981
Other liabilities	6,534	3,850
Separate account liabilities	78,880	106,225
Total liabilities	209,287	231,144
Contingencies, Commitments and Guarantees (Note 13)
Equity
Brighthouse Life Insurance Company's stockholder's equity:
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,773	17,773
Retained earnings (deficit)	(5,717)	(5,653)
Accumulated other comprehensive income (loss)	(5,282)	3,901
Total Brighthouse Life Insurance Company's stockholder's equity	6,849	16,096
Noncontrolling interests	15	15
Total equity	6,864	16,111
Total liabilities and equity	$216,151	$247,255

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Operations
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Revenues
Premiums	$641	$687	$736
Universal life and investment-type product policy fees	2,562	2,986	2,839
Net investment income	4,064	4,815	3,528
Other revenues	403	334	302
Net investment gains (losses)	(240)	(63)	279
Net derivative gains (losses)	402	(2,359)	(132)
Total revenues	7,832	6,400	7,552
Expenses
Policyholder benefits and claims	4,143	3,213	5,689
Interest credited to policyholder account balances	1,414	1,286	1,061
Amortization of deferred policy acquisition costs and value of business acquired	871	105	696
Other expenses	1,675	1,800	1,844
Total expenses	8,103	6,404	9,290
Income (loss) before provision for income tax	(271)	(4)	(1,738)
Provision for income tax expense (benefit)	(208)	(71)	(433)
Net income (loss)	(63)	67	(1,305)
Less: Net income (loss) attributable to noncontrolling interests	1	1	1
Net income (loss) attributable to Brighthouse Life Insurance Company	$(64)	$66	$(1,306)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Comprehensive Income (Loss)
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Net income (loss)	$(63)	$67	$(1,305)
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(11,910)	(2,083)	2,854
Unrealized gains (losses) on derivatives	308	158	(70)
Foreign currency translation adjustments	(22)	1	19
Other comprehensive income (loss), before income tax	(11,624)	(1,924)	2,803
Income tax (expense) benefit related to items of other comprehensive income (loss)	2,441	404	(597)
Other comprehensive income (loss), net of income tax	(9,183)	(1,520)	2,206
Comprehensive income (loss)	(9,246)	(1,453)	901
Less: Comprehensive income (loss) attributable to noncontrolling interests, net of income tax	1	1	1
Comprehensive income (loss) attributable to Brighthouse Life Insurance Company	$(9,247)	$(1,454)	$900

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Equity
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Brighthouse Life Insurance Company's Stockholder's Equity	Noncontrolling Interests	Total Equity
Balance at December 31, 2019	$75	$19,073	$(3,899)	$3,215	$18,464	$15	$18,479
Cumulative effect of change in accounting principle, net of income tax			(14)	3	(11)		(11)
Balance at January 1, 2020	75	19,073	(3,913)	3,218	18,453	15	18,468
Dividends paid to parent		(750)	(500)		(1,250)		(1,250)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(1,306)		(1,306)	1	(1,305)
Other comprehensive income (loss), net of income tax				2,203	2,203		2,203
Balance at December 31, 2020	75	18,323	(5,719)	5,421	18,100	15	18,115
Dividends paid to parent		(550)			(550)		(550)
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			66		66	1	67
Other comprehensive income (loss), net of income tax				(1,520)	(1,520)		(1,520)
Balance at December 31, 2021	75	17,773	(5,653)	3,901	16,096	15	16,111
Change in noncontrolling interests					—	(1)	(1)
Net income (loss)			(64)		(64)	1	(63)
Other comprehensive income (loss), net of income tax				(9,183)	(9,183)		(9,183)
Balance at December 31, 2022	$75	$17,773	$(5,717)	$(5,282)	$6,849	$15	$6,864

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Cash flows from operating activities
Net income (loss)	$(63)	$67	$(1,305)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(225)	(253)	(257)
(Gains) losses on investments, net	240	63	(279)
(Gains) losses on derivatives, net	(262)	2,004	526
(Income) loss from equity method investments, net of dividends and distributions	109	(987)	(55)
Interest credited to policyholder account balances	1,414	1,286	1,061
Universal life and investment-type product policy fees	(2,562)	(2,986)	(2,839)
Change in accrued investment income	(115)	(45)	(10)
Change in premiums, reinsurance and other receivables	(3,151)	55	(1,382)
Change in deferred policy acquisition costs and value of business acquired, net	446	(387)	290
Change in income tax	(199)	(129)	(290)
Change in other assets	1,724	1,983	1,897
Change in future policy benefits and other policy-related balances	1,624	673	3,523
Change in other liabilities	310	4	249
Net cash provided by (used in) operating activities	(710)	1,348	1,129
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	10,647	12,406	8,322
Equity securities	50	128	66
Mortgage loans	2,075	2,891	1,929
Limited partnerships and limited liability companies	252	271	177
Purchases of:
Fixed maturity securities	(15,720)	(21,036)	(14,209)
Equity securities	(14)	(18)	(17)
Mortgage loans	(5,321)	(6,929)	(2,073)
Limited partnerships and limited liability companies	(814)	(837)	(582)
Cash received in connection with freestanding derivatives	4,439	3,956	6,347
Cash paid in connection with freestanding derivatives	(4,270)	(4,590)	(4,514)
Receipts on loans to affiliate	—	—	100
Issuances of loans to affiliate	(125)	(1)	(100)
Net change in policy loans	(29)	15	(9)
Net change in short-term investments	365	1,223	(391)
Net change in other invested assets	(372)	(24)	30
Net cash provided by (used in) investing activities	$(8,837)	$(12,545)	$(4,924)

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Consolidated Statements of Cash Flows (continued)
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Cash flows from financing activities
Policyholder account balances:
Deposits	$31,149	$15,498	$9,565
Withdrawals	(19,991)	(4,177)	(3,240)
Net change in payables for collateral under securities loaned and other transactions	(1,706)	1,016	863
Long-term and short-term debt issued	125	—	100
Long-term and short-term debt repaid	(3)	(1)	(102)
Dividends paid to parent	—	(550)	(1,250)
Financing element on certain derivative instruments and other derivative related transactions, net	(178)	(368)	(949)
Other, net	(1)	(1)	(1)
Net cash provided by (used in) financing activities	9,395	11,417	4,986
Change in cash, cash equivalents and restricted cash	(152)	220	1,191
Cash, cash equivalents and restricted cash, beginning of year	3,904	3,684	2,493
Cash, cash equivalents and restricted cash, end of year	$3,752	$3,904	$3,684
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$69	$67	$68
Income tax	$(12)	$53	$(125)
Non-cash transactions:
Transfer of mortgage loans to affiliates	$95	$—	$—
Transfer of limited partnerships and limited liability companies from affiliates	$99	$—	$—

See accompanying notes to the consolidated financial statements.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting Policies

Business

"BLIC" and the "Company" refer to Brighthouse Life Insurance Company, a Delaware corporation originally incorporated in Connecticut in 1863, and its subsidiaries. Brighthouse Life Insurance Company is a wholly-owned subsidiary of Brighthouse Holdings, LLC ("BH Holdings") and an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("BHF" and together with its subsidiaries, "Brighthouse Financial").

BLIC offers a range of annuity and life insurance products to individuals. The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from these estimates.

Consolidation

The accompanying consolidated financial statements include the accounts of Brighthouse Life Insurance Company and its subsidiaries, as well as partnerships and limited liability companies ("LLC") that the Company controls. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method of accounting for investments in limited partnerships and LLCs when it has more than a minor ownership interest or more than a minor influence over the investee's operations. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. When the Company has virtually no influence over the investee's operations, the investment is carried at fair value.

Summary of Significant Accounting Policies

Insurance

Future Policy Benefit Liabilities and Policyholder Account Balances

The Company establishes liabilities for future amounts payable under insurance policies. Insurance liabilities are generally equal to the present value of future expected benefits to be paid, reduced by the present value of future expected net premiums. Assumptions used to measure the liability are based on the Company's experience and include a margin for adverse deviation. The most significant assumptions used in the establishment of liabilities for future policy benefits are mortality, benefit election and utilization, withdrawals, policy lapse, and investment returns as appropriate to the respective product type.

For traditional long-duration insurance contracts (term, non-participating whole life insurance and income annuities), assumptions are determined at issuance of the policy and are not updated unless a premium deficiency exists. A premium deficiency exists when the liability for future policy benefits plus the present value of expected future gross premiums are less than expected future benefits and expenses (based on current assumptions). When a premium deficiency exists, the Company will reduce any deferred acquisition costs and may also establish an additional liability to eliminate the deficiency. To assess whether a premium deficiency exists, the Company groups insurance contracts based on the manner acquired, serviced and measured for profitability. In applying the profitability criteria, groupings are limited by segment.

The Company is also required to reflect the effect of investment gains and losses in its premium deficiency testing. When a premium deficiency exists related to unrealized gains and losses, any reductions in deferred acquisition costs or increases in insurance liabilities are recorded to other comprehensive income (loss) ("OCI").

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Policyholder account balances primarily relate to customer deposits on universal life insurance and deferred annuity contracts and are equal to the sum of deposits, plus interest credited, less charges and withdrawals. The Company may also hold additional liabilities for certain guaranteed benefits related to these contracts.

Liabilities for secondary guarantees on universal life insurance contracts are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the contract period based on total expected assessments. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios. The Company also maintains a liability for profits followed by losses on universal life with secondary guarantees ("ULSG") determined by projecting future earnings and establishing a liability to offset losses that are expected to occur in later years. Changes in ULSG liabilities are recorded to net income, except for the effects of unrealized gains and losses, which are recorded to OCI.

Recognition of Insurance Revenues and Deposits

Premiums related to traditional life insurance and annuity contracts are recognized as revenues when due from policyholders. When premiums for income annuities are due over a significantly shorter period than the period over which policyholder benefits are incurred, any excess profit is deferred and recognized into earnings in proportion to the amount of expected future benefit payments.

Deposits related to universal life insurance, deferred annuity contracts and investment contracts are credited to policyholder account balances. Revenues from such contracts consist of asset-based investment management fees, cost of insurance charges, risk charges, policy administration fees and surrender charges. These fees, which are included in universal life and investment-type product policy fees, are recognized when assessed to the contract holder, except for non-level insurance charges which are deferred and amortized over the life of the contracts.

Premiums, policy fees, policyholder benefits and expenses are reported net of reinsurance.

Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as deferred policy acquisition costs ("DAC"). These costs mainly consist of commissions and include the portion of employees' compensation and benefits related to time spent selling, underwriting or processing the issuance of new insurance contracts. All other acquisition-related costs are expensed as incurred.

Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity and investment-type contracts in-force as of the acquisition date.

The Company amortizes DAC and VOBA related to term non-participating whole life insurance over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, in-force or persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits.

The Company amortizes DAC and VOBA on deferred annuities and universal life insurance contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon investment returns in excess of the amounts credited to policyholders, mortality, in-force or persistency, benefit elections and utilization, and withdrawals. When significant negative gross profits are expected in future periods, the Company substitutes the amount of insurance in-force for expected future gross profits as the amortization basis for DAC.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Assumptions for DAC and VOBA are reviewed at least annually, and if they change significantly, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to net income. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits.

The Company updates expected future gross profits to reflect the actual gross profits for each period, including changes to its nonperformance risk related to embedded derivatives and the actual amount of business remaining in-force. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to net income. The opposite result occurs when the actual gross profits are below the previously expected future gross profits.

DAC and VOBA balances on deferred annuities and universal life insurance contracts are also adjusted to reflect the effect of investment gains and losses and certain embedded derivatives (including changes in nonperformance risk). These adjustments can create fluctuations in net income from period to period. Changes in DAC and VOBA balances related to unrealized gains and losses are recorded to OCI.

DAC and VOBA balances and amortization for variable contracts can be significantly impacted by changes in expected future gross profits related to projected separate account rates of return. The Company's practice of determining changes in separate account returns assumes that long-term appreciation in equity markets is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of an existing contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If a modification is considered to have substantially changed the contract, the associated DAC or VOBA is written off immediately as net income and any new acquisition costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

The Company also has intangible assets representing deferred sales inducements ("DSI") which are included in other assets. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of DSI is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews DSI to determine whether the assets are impaired.

Reinsurance

The Company enters into reinsurance arrangements pursuant to which it cedes certain insurance risks to unaffiliated and former related party reinsurers. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The accounting for reinsurance arrangements depends on whether the arrangement provides indemnification against loss or liability relating to insurance risk in accordance with GAAP.

For ceded reinsurance of existing in-force blocks of insurance contracts that transfer significant insurance risk, premiums, benefits and the amortization of DAC are reported net of reinsurance ceded. Amounts recoverable from reinsurers related to incurred claims and ceded reserves are included in premiums, reinsurance and other receivables and amounts payable to reinsurers included in other liabilities.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included in premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. Under certain reinsurance agreements, the Company withholds the funds rather than transferring the underlying investments and, as a result, records a funds withheld liability in other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio. Certain funds withheld arrangements may also contain embedded derivatives measured at fair value that are related to the investment return on the assets withheld.

The Company accounts for assumed reinsurance similar to directly written business, except for guaranteed minimum income benefits ("GMIB"), where a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives.

Variable Annuity Guarantees

The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (the "Benefit Base") less withdrawals. In some cases, the Benefit Base may be increased by additional deposits, bonus amounts, accruals or optional market value step-ups.

Certain of the Company's variable annuity guarantee features are accounted for as insurance liabilities and recorded in future policy benefits while others are accounted for at fair value as embedded derivatives and recorded in policyholder account balances. Generally, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either the occurrence of a specific insurable event, or annuitization. Alternatively, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring the occurrence of specific insurable event, or the policyholder to annuitize, that is, the policyholder can receive the guarantee on a net basis. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models. Further, changes in assumptions, principally involving policyholder behavior, can result in a change of expected future cash outflows of a guarantee between portions accounted for as insurance liabilities and portions accounted for as embedded derivatives.

Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDB"), the life contingent portion of the guaranteed minimum withdrawal benefits ("GMWB") and the portion of the GMIBs that require annuitization, as well as the life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value.

These insurance liabilities are accrued over the accumulation phase of the contract in proportion to actual and future expected policy assessments based on the level of guaranteed minimum benefits generated using multiple scenarios of separate account returns. The scenarios are based on best estimate assumptions consistent with those used to amortize DAC. When current estimates of future benefits exceed those previously projected or when current estimates of future assessments are lower than those previously projected, liabilities will increase, resulting in a current period charge to net income. The opposite result occurs when the current estimates of future benefits are lower than those previously projected or when current estimates of future assessments exceed those previously projected. At each reporting period, the actual amount of business remaining in-force is updated, which impacts expected future assessments and the projection of estimated future benefits resulting in a current period charge or increase to earnings.

Guarantees accounted for as embedded derivatives in policyholder account balances include the non-life contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMAB"), and for GMIBs the non-life contingent portion of the expected annuitization when the policyholder is forced into an annuitization upon depletion of their account value, as well as the guaranteed principal option.

The estimated fair values of guarantees accounted for as embedded derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees are considered revenue and are reported in universal life and investment-type product policy fees. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company updates the estimated fair value of guarantees in subsequent periods by projecting future benefits using capital markets and actuarial assumptions including expectations of policyholder behavior. A risk neutral valuation methodology is used to project the cash flows from the guarantees under multiple capital markets scenarios to determine an economic liability. The reported estimated fair value is then determined by taking the present value of these risk-free generated cash flows using a discount rate that incorporates a spread over the risk-free rate to reflect the Company's nonperformance risk and adding a risk margin. For more information on the determination of estimated fair value of embedded derivatives, see Note 8.

Assumptions for all variable guarantees are reviewed at least annually, and if they change significantly, the estimated fair value is adjusted by a cumulative charge or credit to net income.

Index-linked Annuities

The Company issues and assumes through reinsurance index-linked annuities. The crediting rate associated with index-linked annuities is accounted for at fair value as an embedded derivative. The estimated fair value is determined using a combination of an option pricing model and an option-budget approach. Under this approach, the Company estimates the cost of funding the crediting rate using option pricing and establishes that cost on the balance sheet as a reduction to the initial deposit amount. In subsequent periods, the embedded derivative is remeasured at fair value while the reduction in initial deposit is accreted back up to the initial deposit over the estimated life of the contract.

Investments

Net Investment Income and Net Investment Gains (Losses)

Income from investments is reported in net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported in net investment gains (losses), unless otherwise stated herein.

Fixed Maturity Securities Available-For-Sale

The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of OCI, net of policy-related amounts and deferred income taxes. Publicly-traded security transactions are recorded on a trade date basis, while privately-placed and bank loan security transactions are recorded on a settlement date basis. Investment gains and losses on sales are determined on a specific identification basis.

Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts and is based on the estimated economic life of the securities, which for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and asset-backed securities ("ABS") (collectively, "Structured Securities") considers the estimated timing and amount of prepayments of the underlying loans. The amortization of premium and accretion of discount of fixed maturity securities also takes into consideration call and maturity dates.

Amortization of premium and accretion of discount on Structured Securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed, and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Securities are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive Structured Securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other Structured Securities, the effective yield is recalculated on a retrospective basis.

The Company regularly evaluates fixed maturity securities for declines in fair value to determine if a credit loss exists. This evaluation is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value including, but not limited to an analysis of the gross unrealized losses by severity and financial condition of the issuer.

For fixed maturity securities in an unrealized loss position, when the Company has the intent to sell the security, or it is more likely than not that the Company will be required to sell the security before recovery, the amortized cost basis of the security is written down to fair value through net investment gains (losses).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. If the Company determines the decline in estimated fair value is due to credit losses, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an allowance through net investment gains (losses). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the allowance related to other-than-credit factors is recorded in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Mortgage Loans

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and any deferred fees or expenses, and net of an allowance for credit losses. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts. The allowance for credit losses for mortgage loans represents the Company's best estimate of expected credit losses over the remaining life of the loans and is determined using relevant available information from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Limited Partnerships and LLCs

The Company uses the equity method of accounting for investments when it has more than a minor ownership interest or more than a minor influence over the investee's operations; when the Company has virtually no influence over the investee's operations the investment is carried at estimated fair value. The Company generally recognizes its share of the equity method investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period; while distributions on investments carried at estimated fair value are recognized as earned or received.

Short-term Investments

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. The Company's short-term investments generally involve large dollar amounts that turn over quickly and have short maturities. For the year ended December 31, 2022, gross cash receipts from sales and purchases of short-term investments were $976 million and $611 million, respectively.

Other Invested Assets

Other invested assets consist principally of freestanding derivatives with positive estimated fair values which are described in "— Derivatives" below.

Securities Lending Program

Securities lending transactions whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, in net investment income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received.

Funding Agreements

The Company established liabilities for funding agreements associated with the Company's institutional spread margin business, which are equal to the unpaid principal balance, adjusted for any unamortized premium or discount. Liabilities related to funding agreements are reported in policyholder account balances.

Derivatives

Freestanding Derivatives

Freestanding derivatives are carried at estimated fair value on the Company's balance sheet either as assets in other invested assets or as liabilities in other liabilities. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

If a derivative is not designated or did not qualify as an accounting hedge, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

The Company generally reports cash received or paid for a derivative in the investing activity section of the statement of cash flows except for cash flows of certain derivative options with deferred premiums, which are reported in the financing activity section of the statement of cash flows.

Hedge Accounting

The Company primarily designates derivatives as a hedge of a forecasted transaction or a variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in fair value are recorded in OCI and subsequently reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative or hedged item expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

When hedge accounting is discontinued the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses). The changes in estimated fair value of derivatives previously recorded in OCI related to discontinued cash flow hedges are released into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. When the hedged item matures or is sold, or the forecasted transaction is not probable of occurring, the Company immediately reclassifies any remaining balances in OCI to net derivative gains (losses).

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Embedded Derivatives

The Company has certain insurance and reinsurance contracts that contain embedded derivatives which are required to be separated from their host contracts and reported as derivatives. These host contracts include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; index-linked annuities that are directly written or assumed through reinsurance; and ceded reinsurance of variable annuity GMIBs. Embedded derivatives within asset host contracts are reported in premiums, reinsurance and other receivables. Embedded derivatives within liability host contracts are reported in policyholder account balances. Changes in the estimated fair value of the embedded derivative are reported in net derivative gains (losses).

See "— Variable Annuity Guarantees," "— Index-Linked Annuities" and "— Reinsurance" for additional information on the accounting policies for embedded derivatives bifurcated from variable annuity and reinsurance host contracts.

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In determining the estimated fair value of the Company's investments, fair values are based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical investments, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments.

Separate Accounts

Separate accounts underlying the Company's variable life and annuity contracts are reported at fair value. Assets in separate accounts supporting the contract liabilities are legally insulated from the Company's general account liabilities. Investments in these separate accounts are directed by the contract holder and all investment performance, net of contract fees and assessments, is passed through to the contract holder. Investment performance and the corresponding amounts credited to contract holders of such separate accounts are offset in the same line on the statements of operations.

Separate accounts that do not pass all investment performance to the contract holder, including those underlying certain index-linked annuities, are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses. The accounting for investments in these separate accounts is consistent with the methodologies described herein for similar financial instruments held in the general account.

The Company receives asset-based distribution and service fees from mutual funds available to the variable life and annuity contract holders as investment options in its separate accounts. These fees are recognized in the period in which the related services are performed and are included in other revenues.

Income Tax

The Company's income tax provision was prepared following the modified separate return method. The modified separate return method applies the Accounting Standards Codification 740 — Income Taxes ("ASC 740") to the standalone financial statements of each member of the consolidated group as if the member were a separate taxpayer and a standalone enterprise, after providing benefits for losses. The Company's accounting for income taxes represents management's best estimate of various events and transactions. Current and deferred income taxes included herein and attributable to periods up until the Company's separation from MetLife, Inc. ("Separation") have been allocated to the Company in a manner that is systematic, rational and consistent with the asset and liability method prescribed by ASC 740.

Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including the jurisdiction in which the deferred tax asset was generated, the length of time that carryforward can be utilized in the various taxing jurisdictions, future taxable income exclusive of reversing temporary differences and carryforwards, future reversals of existing taxable temporary differences, taxable income in prior carryback years, tax planning strategies and the nature, frequency, and amount of cumulative financial reporting income and losses in recent years.

On August 16, 2022, the Inflation Reduction Act was signed into law by President Biden. The Inflation Reduction Act establishes a 15% corporate alternative minimum tax ("CAMT") for corporations whose average annual adjusted financial statement income for any consecutive three-tax year period ending after December 31, 2021, and preceding the tax year exceeds $1 billion. The provision is effective for tax years beginning after December 31, 2022. The Company elects not to consider any future effects resulting from potential applicability of the CAMT when assessing the valuation allowance for regular deferred taxes.

The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included in other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.

Litigation and Other Loss Contingencies

The Company is a party to or involved in a number of legal disputes, including litigation matters and disputes or other matters involving third parties (e.g., vendors, reinsurers or tax or other authorities), and are subject in the ordinary course to a number of regulatory examinations and investigations. The Company reviews relevant information with respect to litigation and other loss contingencies related to these matters and establishes liabilities when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred.

In matters where it is not probable, but it is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of a reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Other Accounting Policies

Cash and Cash Equivalents

The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Employee Benefit Plans

Brighthouse Services, LLC ("Brighthouse Services"), an affiliate, sponsors qualified and non-qualified defined contribution plans, and New England Life Insurance Company ("NELICO"), an affiliate, sponsors certain frozen defined benefit pension and postretirement plans. Within its consolidated statement of operations, the Company has included expenses associated with its participants in these plans.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Adoption of New Accounting Pronouncements

Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. There were no significant ASUs adopted as of December 31, 2022.

Future Adoption of New Accounting Pronouncements

In August 2018, the FASB issued new guidance on long-duration contracts (ASU 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI")). LDTI is effective for fiscal years beginning after January 1, 2023. LDTI will result in significant changes to the measurement, presentation and disclosure requirements for long-duration insurance contracts. A summary of the most significant changes is provided below:

(1)  Guaranteed benefits associated with variable annuity and certain fixed annuity contracts will be classified and reported separately on the consolidated balance sheets as market risk benefits ("MRB"). MRBs will be measured at fair value through net income and reported separately on the consolidated statements of operations, except for instrument-specific credit risk changes, which will be recognized in OCI.

(2)  Cash flow assumptions used to measure the liability for future policy benefits on traditional long-duration contracts (including term and non-participating whole life insurance and immediate annuities) will be updated on an annual basis using a retrospective method. The resulting remeasurement gain or loss will be reported separately on the consolidated statements of operations along with the remeasurement gain or loss on universal life-type contract liabilities.

(3)  The discount rate assumption used to measure the liability for traditional long-duration contracts will be based on an upper-medium grade fixed income yield, updated quarterly, with changes recognized in OCI.

(4)  DAC for all insurance products are required to be amortized on a constant-level basis over the expected term of the contracts, using amortization methods that are not a function of revenue or profit emergence. Changes in assumptions used to amortize DAC will be recognized as a revision to future amortization amounts.

(5)  There will be a significant increase in required disclosures, including disaggregated roll-forwards of insurance contract assets and liabilities supplemented by qualitative and quantitative information regarding the cash flows, assumptions, methods and judgements used to measure those balances.

LDTI will be applied to the earliest period reported in the financial statements, making the transition date January 1, 2021. The MRB changes are required to be applied on a retrospective basis, while the changes for insurance liability assumption updates and DAC amortization will be applied to existing carrying amounts on the transition date.

LDTI will have a significant impact on the Company's financial statements upon adoption and is expected to change the pattern and market sensitivity of the Company's earnings after the transition date. The most significant impact will be the requirement that all variable annuity guarantees be considered MRBs and measured at fair value, because a significant amount of variable annuity guarantees are classified as insurance liabilities under current GAAP. The impacts to the financial statements are highly dependent on market conditions, especially interest rates.

The Company estimates the impact of LDTI adoption as of January 1, 2021 (the transition date) will be to reduce opening stockholder's equity by $8 billion — $10 billion, and total stockholder's equity excluding accumulated other comprehensive income by $5 billion — $6 billion. The impact of LDTI to total stockholder's equity as of December 31, 2021 is estimated to be a reduction of $6 billion — $8 billion, and a reduction to total stockholder's equity excluding accumulated other comprehensive income of $3 billion — $4 billion. The impact of LDTI on net income for the year ended December 31, 2021 is estimated to be an increase of $1 billion — $2 billion. The changes from the adoption of LDTI are primarily driven by the MRB changes and to a lesser extent the requirement to update the discount rate quarterly in the measurement of the liability for traditional long-duration contracts. Based on prevailing interest rates at December 31, 2022, the Company expects the impact of LDTI to total stockholder's equity as of December 31, 2022 to be significantly lower as compared to such impact as of December 31, 2021.

The Company has made significant progress toward adopting the new guidance, including updating systems, validating computations, establishing proper controls, finalizing accounting policies and preparing financial disclosures. Implementation remains in process as of December 31, 2022 as the Company continues to refine its internal controls and processes in advance of formal implementation for the reporting of first quarter of 2023 results.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information

The Company is organized into three segments: Annuities; Life; and Run-off. In addition, the Company reports certain of its results of operations in Corporate & Other.

Annuities

The Annuities segment consists of a variety of variable, fixed, index-linked and income annuities designed to address contract holders' needs for protected wealth accumulation on a tax-deferred basis, wealth transfer and income security.

Life

The Life segment consists of insurance products and services, including term, universal, whole and variable life products designed to address policyholders' needs for financial security and protected wealth transfer, which may be on a tax-advantaged basis.

Run-off

The Run-off segment consists of products that are no longer actively sold and are separately managed, including ULSG, structured settlements, pension risk transfer contracts, certain company-owned life insurance policies and certain funding agreements.

Corporate & Other

Corporate & Other contains the excess capital not allocated to the segments and interest expense related to the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes long-term care and workers' compensation business reinsured through 100% quota share reinsurance agreements, activities related to funding agreements associated with the Company's institutional spread margin business, as well as direct-to-consumer life insurance that is no longer actively sold.

Financial Measures and Segment Accounting Policies

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. Consistent with GAAP guidance for segment reporting, adjusted earnings is also used to measure segment performance. The Company believes the presentation of adjusted earnings, as the Company measures it for management purposes, enhances the understanding of its performance by the investor community and contract holders by highlighting the results of operations and the underlying profitability drivers of the business.

Adjusted earnings, which may be positive or negative, focuses on the Company's primary businesses by excluding the impact of market volatility, which could distort trends.

The following are significant items excluded from total revenues in calculating adjusted earnings:

•  Net investment gains (losses);

•  Net derivative gains (losses) except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment; and

•  Certain variable annuity GMIB fees ("GMIB Fees").

The following are significant items excluded from total expenses in calculating adjusted earnings:

•  Amounts associated with benefits related to GMIBs ("GMIB Costs");

•  Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets; and

•  Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses) and (iii) GMIB Fees and GMIB Costs.

The tax impact of the adjustments discussed above is calculated net of the statutory tax rate, which could differ from the Company's effective tax rate.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for the adjustments to calculate adjusted earnings described above. In addition, segment accounting policies include the methods of capital allocation described below.

Segment investment and capitalization targets are based on statutory oriented risk principles and metrics. Segment invested assets backing liabilities are based on net statutory liabilities plus excess capital. For the variable annuity business, the excess capital held is based on the target statutory total asset requirement consistent with the Company's variable annuity risk management strategy. For insurance businesses other than variable annuities, excess capital held is based on a percentage of required statutory risk-based capital ("RBC"). Assets in excess of those allocated to the segments, if any, are held in Corporate & Other. Segment net investment income reflects the performance of each segment's respective invested assets.

Operating results by segment, as well as Corporate & Other, were as follows:

	Year Ended December 31, 2022
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,093	$(101)	$(367)	$(94)	$531
Provision for income tax expense (benefit)	202	(23)	(78)	(141)	(40)
Post-tax adjusted earnings	891	(78)	(289)	47	571
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$891	$(78)	$(289)	$46	570
Adjustments for:
Net investment gains (losses)					(240)
Net derivative gains (losses)					402
Other adjustments to net income (loss)					(964)
Provision for income tax (expense) benefit					168
Net income (loss) attributable to Brighthouse Life Insurance Company					$(64)
Interest revenue	$2,254	$380	$1,166	$335
Interest expense	$—	$—	$—	$70
	Year Ended December 31, 2021
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,762	$442	$243	$(284)	$2,163
Provision for income tax expense (benefit)	340	93	53	(104)	382
Post-tax adjusted earnings	1,422	349	190	(180)	1,781
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,422	$349	$190	$(181)	1,780
Adjustments for:
Net investment gains (losses)					(63)
Net derivative gains (losses)					(2,359)
Other adjustments to net income (loss)					255
Provision for income tax (expense) benefit					453
Net income (loss) attributable to Brighthouse Life Insurance Company					$66
Interest revenue	$2,207	$618	$1,910	$101
Interest expense	$—	$—	$—	$67

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)
	Year Ended December 31, 2020
	Annuities	Life	Run-off	Corporate & Other	Total
	(In millions)
Pre-tax adjusted earnings	$1,383	$23	$(1,655)	$(369)	$(618)
Provision for income tax expense (benefit)	257	3	(356)	(102)	(198)
Post-tax adjusted earnings	1,126	20	(1,299)	(267)	(420)
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$1,126	$20	$(1,299)	$(268)	(421)
Adjustments for:
Net investment gains (losses)					279
Net derivative gains (losses)					(132)
Other adjustments to net income (loss)					(1,267)
Provision for income tax (expense) benefit					235
Net income (loss) attributable to Brighthouse Life Insurance Company					$(1,306)
Interest revenue	$1,811	$403	$1,269	$62
Interest expense	$—	$—	$—	$68

Total revenues by segment, as well as Corporate & Other, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Annuities	$4,388	$4,602	$4,005
Life	903	1,264	1,081
Run-off	1,807	2,555	1,937
Corporate & Other	408	180	148
Adjustments	326	(2,201)	381
Total	$7,832	$6,400	$7,552

Total assets by segment, as well as Corporate & Other, were as follows at:

	December 31,
	2022	2021
	(In millions)
Annuities	$148,346	$174,489
Life	17,883	18,190
Run-off	27,822	37,069
Corporate & Other	22,100	17,507
Total	$216,151	$247,255

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

2. Segment Information (continued)

Total premiums, universal life and investment-type product policy fees and other revenues by major product group were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Annuity products	$2,372	$2,640	$2,448
Life insurance products	1,227	1,359	1,418
Other products	7	8	11
Total	$3,606	$4,007	$3,877

Substantially all of the Company's premiums, universal life and investment-type product policy fees and other revenues originated in the U.S.

Revenues derived from any individual customer did not exceed 10% of premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2022, 2021 and 2020.

3. Insurance

Insurance Liabilities

Insurance liabilities are comprised of future policy benefits, policyholder account balances and other policy-related balances included on the consolidated balance sheets.

Assumptions for Future Policyholder Benefits and Policyholder Account Balances

For term and non-participating whole life insurance, assumptions for mortality and persistency are based upon the Company's experience. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 8%. The liability for single premium immediate annuities is based on the present value of expected future payments using the Company's experience for mortality assumptions, with interest rate assumptions used in establishing such liabilities ranging from 1% to 9%.

Participating whole life insurance uses an interest assumption based upon a non-forfeiture interest rate of 4% and mortality rates guaranteed in calculating the cash surrender values described in such contracts, and also includes a liability for terminal dividends. Participating whole life insurance represented 3% of the Company's life insurance in-force at both December 31, 2022 and 2021, and 40%, 39% and 40% of gross traditional life insurance premiums for the years ended December 31, 2022, 2021 and 2020, respectively.

The liability for future policyholder benefits for long-term care insurance (included in Corporate & Other) includes assumptions for morbidity, withdrawals and interest. Interest rate assumptions used for establishing long-term care claim liabilities range from 3% to 6%. Claim reserves for long-term care insurance include best estimate assumptions for claim terminations, expenses and interest.

Policyholder account balances liabilities for fixed deferred annuities and universal life insurance have interest credited rates ranging from 1% to 7%.

Guarantees

The Company issues variable annuity contracts with guaranteed minimum benefits. GMDBs, the life contingent portion of GMWBs and certain portions of GMIBs are accounted for as insurance liabilities in future policyholder benefits, while other guarantees are accounted for in whole or in part as embedded derivatives in policyholder account balances and are further discussed in Note 7. The most significant assumptions for variable annuity guarantees included in future policyholder benefits are projected general account and separate account investment returns, and policyholder behavior including mortality, benefit election and utilization, and withdrawals.

The Company also has secondary guarantees on universal and variable life insurance contracts accounted for as insurance liabilities. The most significant assumptions used in estimating the secondary guarantee liabilities are general account rates of return, premium persistency, mortality and lapses, which are reviewed and updated at least annually.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

See Note 1 for more information on guarantees accounted for as insurance liabilities.

Information regarding the liabilities for guarantees (excluding policyholder account balances and embedded derivatives) relating to variable annuity contracts and universal and variable life insurance contracts was as follows:

	Variable Annuity Contracts		Universal and Variable Life Contracts
	GMDBs	GMIBs	Secondary Guarantees	Total
			(In millions)
Direct
Balance at January 1, 2020	$1,596	$3,076	$5,589	$10,261
Incurred guaranteed benefits	128	1,089	1,244	2,461
Paid guaranteed benefits	(103)	—	(169)	(272)
Balance at December 31, 2020	1,621	4,165	6,664	12,450
Incurred guaranteed benefits	294	(8)	686	972
Paid guaranteed benefits	(77)	—	(275)	(352)
Balance at December 31, 2021	1,838	4,157	7,075	13,070
Incurred guaranteed benefits	525	647	263	1,435
Paid guaranteed benefits	(60)	—	(434)	(494)
Balance at December 31, 2022	$2,303	$4,804	$6,904	$14,011
Net Ceded/(Assumed)
Balance at January 1, 2020	$(15)	$(51)	$1,083	$1,017
Incurred guaranteed benefits	95	(21)	102	176
Paid guaranteed benefits	(101)	—	(39)	(140)
Balance at December 31, 2020	(21)	(72)	1,146	1,053
Incurred guaranteed benefits	70	7	100	177
Paid guaranteed benefits	(75)	—	(39)	(114)
Balance at December 31, 2021	(26)	(65)	1,207	1,116
Incurred guaranteed benefits	31	(6)	181	206
Paid guaranteed benefits	(37)	—	(76)	(113)
Balance at December 31, 2022	$(32)	$(71)	$1,312	$1,209
Net
Balance at January 1, 2020	$1,611	$3,127	$4,506	$9,244
Incurred guaranteed benefits	33	1,110	1,142	2,285
Paid guaranteed benefits	(2)	—	(130)	(132)
Balance at December 31, 2020	1,642	4,237	5,518	11,397
Incurred guaranteed benefits	224	(15)	586	795
Paid guaranteed benefits	(2)	—	(236)	(238)
Balance at December 31, 2021	1,864	4,222	5,868	11,954
Incurred guaranteed benefits	494	653	82	1,229
Paid guaranteed benefits	(23)	—	(358)	(381)
Balance at December 31, 2022	$2,335	$4,875	$5,592	$12,802

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Information regarding the Company's guarantee exposure was as follows at:

	December 31,
	2022				2021
	In the Event of Death		At Annuitization		In the Event of Death		At Annuitization
	(Dollars in millions)
Annuity Contracts (1), (2)
Variable Annuity Guarantees
Total account value (3)	$79,359		$41,855		$105,784		$56,966
Separate account value	$74,845		$40,861		$101,108		$55,910
Net amount at risk	$16,334	(4)	$4,777	(5)	$6,315	(4)	$4,992	(5)
Average attained age of contract holders	72 years		71 years		71 years		71 years
	December 31,
	2022	2021
	Secondary Guarantees
	(Dollars in millions)
Universal Life Contracts
Total account value (3)	$5,242	$5,518
Net amount at risk (6)	$65,473	$67,248
Average attained age of policyholders	69 years	68 years
Variable Life Contracts
Total account value (3)	$1,169	$1,448
Net amount at risk (6)	$10,149	$10,508
Average attained age of policyholders	48 years	47 years

(1)  The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)  Includes direct business, but excludes offsets from hedging or reinsurance, if any. Therefore, the net amount at risk reported reflects the economic exposures of living and death benefit guarantees associated with variable annuities, but not necessarily their impact on the Company. See Note 5 for a discussion of guaranteed minimum benefits which have been reinsured.

(3)  Includes the contract holder's investments in the general account and separate account, if applicable.

(4)  Defined as the death benefit less the total account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

(5)  Defined as the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contract holders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contract holders have achieved.

(6)  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

3. Insurance (continued)

Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2022	2021
	(In millions)
Fund Groupings:
Balanced	$45,702	$62,553
Equity	21,979	30,185
Bond	6,749	8,510
Money Market	15	15
Total	$74,445	$101,263

Obligations Under Funding Agreements

Institutional Spread Margin Business

Brighthouse Life Insurance Company has issued unsecured fixed and floating rate funding agreements to certain special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. The Company had obligations outstanding under these funding agreements of $5.5 billion and $4.7 billion at December 31, 2022 and 2021, respectively.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Home Loan Bank ("FHLB") of Atlanta. The Company had obligations outstanding under this program of $3.9 billion and $900 million at December 31, 2022 and 2021, respectively. Funding agreements are issued to FHLBs in exchange for cash, for which the FHLBs have been granted liens on certain assets, some of which are in their custody to collateralize the Company's obligations under the funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLBs as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLBs' recovery on the collateral is limited to the amount of the Company's liabilities to the FHLBs. See Note 6 for information on invested assets pledged as collateral in connection with funding agreements.

Brighthouse Life Insurance Company has a secured funding agreement program with the Federal Agricultural Mortgage Corporation and its affiliate Farmer Mac Mortgage Securities Corporation ("Farmer Mac"). The Company had obligations outstanding under this program of $700 million and $125 million at December 31, 2022 and 2021, respectively. Funding agreements are issued to Farmer Mac in exchange for cash, for which Farmer Mac have been granted liens on certain assets to collateralize the Company's obligations under the funding agreements. Upon any event of default by the Company, Farmer Mac's recovery on the collateral is limited to the amount of the Company's liabilities to Farmer Mac. See Note 6 for information on invested assets pledged as collateral in connection with funding agreements.

Inactive Funding Agreement Programs

Brighthouse Life Insurance Company has obligations outstanding under inactive funding agreement programs of $525 million and $634 million at December 31, 2022 and 2021, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

4. Deferred Policy Acquisition Costs, Value of Business Acquired and Deferred Sales Inducements

See Note 1 for a description of capitalized acquisition costs.

Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DAC:
Balance at January 1,	$4,339	$3,870	$4,327
Capitalizations	425	492	406
Amortization related to net investment gains (losses) and net derivative gains (losses)	(381)	68	105
All other amortization	(427)	(179)	(776)
Total amortization	(808)	(111)	(671)
Unrealized investment gains (losses)	655	88	(192)
Balance at December 31,	4,611	4,339	3,870
VOBA:
Balance at January 1,	512	487	482
Amortization	(63)	6	(25)
Unrealized investment gains (losses)	124	19	30
Balance at December 31,	573	512	487
Total DAC and VOBA:
Balance at December 31,	$5,184	$4,851	$4,357

The estimated future VOBA amortization expense to be reported in other expenses for the next five years is $58 million in 2023, $52 million in 2024, $46 million in 2025, $41 million in 2026 and $37 million in 2027.

Information regarding DSI was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DSI:
Balance at January 1,	$293	$295	$362
Capitalization	1	1	2
Amortization	(15)	(3)	(69)
Balance at December 31,	$279	$293	$295

5. Reinsurance

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by NELICO, as well as former affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 6.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

Annuities and Life

For annuities, the Company reinsures portions of the living and death benefit guarantees issued in connection with certain variable annuities to unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer. The Company also assumes 100% of the living and death benefit guarantees issued in connection with certain variable annuities issued by NELICO. The Company cedes certain fixed rate annuities to unaffiliated third-party reinsurers, and assumes certain index-linked annuities from an unaffiliated third-party insurer. These reinsurance arrangements are structured on a coinsurance basis and are reported as deposit accounting.

For its life products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case-by-case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures 90% of the risk associated with participating whole life policies to a former affiliate and assumes certain term life policies and universal life policies with secondary death benefit guarantees issued by a former affiliate. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

Corporate & Other

The Company reinsures, through 100% quota share reinsurance agreements, certain run-off long-term care and workers' compensation business written by the Company. At December 31, 2022, the Company had $6.5 billion of reinsurance recoverables associated with its reinsured long-term care business. The reinsurer has established trust accounts for the Company's benefit to secure their obligations under the reinsurance agreements. Additionally, the Company is indemnified for losses and certain other payment obligations it might incur with respect to such reinsured long-term care insurance business.

Catastrophe Coverage

The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

Reinsurance Recoverables

The Company reinsures its business through a diversified group of primarily highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process.

The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2022 and 2021, were not significant. The Company had $6.1 billion and $5.8 billion of unsecured reinsurance recoverable balances with third-party reinsurers at December 31, 2022 and 2021, respectively.

The Company records an allowance for credit losses which is a valuation account that reduces reinsurance recoverable balances to present the net amount expected to be collected from reinsurers. When assessing the creditworthiness of the Company's reinsurance recoverable balances, beyond the analysis of individual claims disputes, the Company considers the financial strength of its reinsurers using public ratings and ratings reports, current existing credit enhancements to reinsurance agreements and the statutory and GAAP financial statements of the reinsurers. Impairments are then determined based on probable and estimable defaults. The Company had an allowance for credit losses of $10 million on its reinsurance recoverable balances at both December 31, 2022 and 2021.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

At December 31, 2022, the Company had $17.7 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $15.6 billion, or 88%, were with the Company's five largest ceded reinsurers, including $4.2 billion of net ceded reinsurance recoverables which were unsecured. At December 31, 2021, the Company had $14.9 billion of net ceded reinsurance recoverables with third-party reinsurers. Of this total, $12.9 billion, or 87%, were with the Company's five largest ceded reinsurers, including $4.0 billion of net ceded reinsurance recoverables which were unsecured.

The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Direct premiums	$1,321	$1,398	$1,466
Reinsurance assumed	8	(10)	12
Reinsurance ceded	(688)	(701)	(742)
Net premiums	$641	$687	$736
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$3,209	$3,533	$3,376
Reinsurance assumed	52	50	55
Reinsurance ceded	(699)	(597)	(592)
Net universal life and investment-type product policy fees	$2,562	$2,986	$2,839
Other revenues
Direct other revenues	$220	$262	$239
Reinsurance assumed	3	6	18
Reinsurance ceded	180	66	45
Net other revenues	$403	$334	$302
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,025	$4,677	$7,445
Reinsurance assumed	152	125	158
Reinsurance ceded	(2,034)	(1,589)	(1,914)
Net policyholder benefits and claims	$4,143	$3,213	$5,689
Other expenses
Direct other expenses	$1,756	$1,815	$1,851
Reinsurance assumed	(17)	(5)	2
Reinsurance ceded	(64)	(10)	(9)
Net other expenses	$1,675	$1,800	$1,844

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2022				2021
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$463	$29	$18,362	$18,854	$434	$17	$15,198	$15,649
Liabilities
Future policy benefits	$40,863	$242	$—	$41,105	$43,346	$243	$—	$43,589
Policyholder account balances	$69,633	$4,479	$—	$74,112	$62,080	$4,115	$—	$66,195
Other policy-related balances	$1,518	$1,628	$—	$3,146	$1,500	$1,653	$—	$3,153
Other liabilities	$5,061	$40	$1,433	$6,534	$2,618	$58	$1,174	$3,850

Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $5.8 billion and $3.1 billion at December 31, 2022 and 2021, respectively. The deposit liabilities on reinsurance were $4.0 billion and $3.4 billion at December 31, 2022 and 2021, respectively.

Related Party Reinsurance Transactions

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums	$2	$2	$2
Universal life and investment-type product policy fees	$6	$6	$7
Other revenues	$2	$2	$2
Policyholder benefits and claims	$51	$25	$55
Other expenses	$(23)	$(28)	$(21)

Information regarding the significant effects of assumed reinsurance with NELICO included on the consolidated balance sheets was as follows at:

	December 31,
	2022	2021
	(In millions)
Assets
Premiums, reinsurance and other receivables (net of allowance for credit losses)	$29	$26
Liabilities
Future policy benefits	$137	$119
Policyholder account balances	$285	$427
Other policy-related balances	$11	$9
Other liabilities	$30	$26

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

5. Reinsurance (continued)

The Company assumes risks from NELICO related to guaranteed minimum benefits written directly by the cedent. The assumed reinsurance agreements contain embedded derivatives and changes in their estimated fair value are also included within net derivative gains (losses). The embedded derivatives associated with the agreements are included within policyholder account balances and were $285 million and $427 million at December 31, 2022 and 2021, respectively. Net derivative gains (losses) associated with the embedded derivatives were $144 million, $172 million and ($151) million for the years ended December 31, 2022, 2021 and 2020, respectively.

Related party reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. There were no deposit assets on related party reinsurance at both December 31, 2022 and 2021. The deposit liabilities on related party reinsurance were $142 million and $157 million at December 31, 2022 and 2021, respectively.

6. Investments

See Notes 1 and 8 for a description of the Company's accounting policies for investments and the fair value hierarchy for investments and the related valuation methodologies.

Fixed Maturity Securities Available-for-sale

Fixed Maturity Securities by Sector

Fixed maturity securities by sector were as follows at:

	December 31, 2022					December 31, 2021
	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair	Amortized	Allowance for Credit	Gross Unrealized		Estimated Fair
	Cost	Losses	Gains	Losses	Value	Cost	Losses	Gains	Losses	Value
	(In millions)
U.S. corporate	$36,399	$1	$200	$4,436	$32,162	$34,773	$2	$3,890	$187	$38,474
Foreign corporate	12,368	1	37	1,912	10,492	10,813	7	902	103	11,605
U.S. government and agency	8,195	—	299	596	7,898	7,188	—	2,040	60	9,168
RMBS	8,384	1	44	936	7,491	8,838	—	433	51	9,220
CMBS	7,239	3	—	699	6,537	6,890	2	329	24	7,193
ABS	5,647	—	3	295	5,355	4,255	—	34	14	4,275
State and political subdivision	4,015	—	120	394	3,741	3,937	—	829	6	4,760
Foreign government	1,148	—	39	106	1,081	1,593	—	244	5	1,832
Total fixed maturity securities	$83,395	$6	$742	$9,374	$74,757	$78,287	$11	$8,701	$450	$86,527

The Company did not hold non-income producing fixed maturity securities at December 31, 2022. The Company held non-income producing fixed maturity securities with an estimated fair value of $3 million at December 31, 2021.

Maturities of Fixed Maturity Securities

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at December 31, 2022:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Securities	Total Fixed Maturity Securities
	(In millions)
Amortized cost	$1,010	$13,547	$16,818	$30,750	$21,270	$83,395
Estimated fair value	$996	$12,836	$14,853	$26,689	$19,383	$74,757

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. Structured Securities are shown separately, as they are not due at a single maturity.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Continuous Gross Unrealized Losses for Fixed Maturity Securities by Sector

The estimated fair value and gross unrealized losses of fixed maturity securities in an unrealized loss position, by sector and by length of time that the securities have been in a continuous unrealized loss position, were as follows at:

	December 31, 2022				December 31, 2021
	Less than 12 Months		12 Months or Greater		Less than 12 Months		12 Months or Greater
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$24,163	$3,279	$3,915	$1,157	$5,051	$111	$887	$76
Foreign corporate	8,219	1,407	1,560	505	2,016	60	305	43
U.S. government and agency	3,037	259	1,146	337	1,712	40	222	20
RMBS	4,693	489	2,245	447	3,481	50	32	1
CMBS	5,524	534	961	165	1,390	21	95	3
ABS	3,347	159	1,728	136	2,454	13	93	1
State and political subdivision	2,026	313	239	81	347	6	6	—
Foreign government	779	98	21	8	278	4	18	1
Total fixed maturity securities	$51,788	$6,538	$11,815	$2,836	$16,729	$305	$1,658	$145
Total number of securities in an unrealized loss position	7,261		2,018		2,423		368

Allowance for Credit Losses for Fixed Maturity Securities

Evaluation and Measurement Methodologies

For fixed maturity securities in an unrealized loss position, management first assesses whether the Company intends to sell, or whether it is more likely than not it will be required to sell the security before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the security's amortized cost basis is written down to estimated fair value through net investment gains (losses). For fixed maturity securities that do not meet the aforementioned criteria, management evaluates whether the decline in estimated fair value has resulted from credit losses or other factors. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the allowance for credit loss evaluation process include, but are not limited to: (i) the extent to which estimated fair value is less than amortized cost; (ii) any changes to the rating of the security by a rating agency; (iii) adverse conditions specifically related to the security, industry or geographic area; and (iv) payment structure of the fixed maturity security and the likelihood of the issuer being able to make payments in the future or the issuer's failure to make scheduled interest and principal payments. If this assessment indicates that a credit loss exists, the present value of cash flows expected to be collected from the security are compared to the amortized cost basis of the security. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit loss is deemed to exist and an allowance for credit losses is recorded, limited by the amount that the estimated fair value is less than the amortized cost basis, with a corresponding charge to net investment gains (losses). Any unrealized losses that have not been recorded through an allowance for credit losses are recognized in OCI.

Once a security specific allowance for credit losses is established, the present value of cash flows expected to be collected from the security continues to be reassessed. Any changes in the security specific allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in net investment gains (losses).

Fixed maturity securities are also evaluated to determine whether any amounts have become uncollectible. When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Accrued interest receivables are presented separate from the amortized cost basis of fixed maturity securities. An allowance for credit losses is not estimated on an accrued interest receivable, rather receivable balances 90-days past due are deemed uncollectible and are written off with a corresponding reduction to net investment income. The accrued interest receivable on fixed maturity securities totaled $595 million and $527 million at December 31, 2022 and 2021, respectively, and is included in accrued investment income.

Fixed maturity securities are also evaluated to determine if they qualify as purchased financial assets with credit deterioration ("PCD"). To determine if the credit deterioration experienced since origination is more than insignificant, both (i) the extent of the credit deterioration and (ii) any rating agency downgrades are evaluated. For securities categorized as PCD assets, the present value of cash flows expected to be collected from the security are compared to the par value of the security. If the present value of cash flows expected to be collected is less than the par value, credit losses are embedded in the purchase price of the PCD asset. In this situation, both an allowance for credit losses and amortized cost gross-up is recorded, limited by the amount that the estimated fair value is less than the grossed-up amortized cost basis. Any difference between the purchase price and the present value of cash flows is amortized or accreted into net investment income over the life of the PCD asset. Any subsequent PCD asset allowance for credit losses is evaluated in a manner similar to the process described above for fixed maturity securities.

Current Period Evaluation

Based on the Company's current evaluation of its fixed maturity securities in an unrealized loss position and the current intent or requirement to sell, the Company recorded an allowance for credit losses of $6 million, relating to nineteen securities at December 31, 2022. Management concluded that for all other fixed maturity securities in an unrealized loss position, the unrealized loss was not due to issuer-specific credit-related factors and as a result was recognized in OCI. Where unrealized losses have not been recognized into income, it is primarily because the securities' bond issuer(s) are of high credit quality, management does not intend to sell and it is likely that management will not be required to sell the securities prior to their anticipated recovery, and the decline in estimated fair value is largely due to changes in interest rates and non-issuer specific credit spreads. These issuers continued to make timely principal and interest payments and the estimated fair value is expected to recover as the securities approach maturity.

Allowance for Credit Losses for Fixed Maturity Securities

The allowance for credit losses for fixed maturity securities was $6 million and $11 million at December 31, 2022 and 2021, respectively. During the period, the change in allowance for fixed maturity securities by sector was immaterial. The Company recorded total write-offs of $10 million and $5 million for December 31, 2022 and 2021, respectively.

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at:

	December 31,
	2022		2021
	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$13,547	59.2%	$12,159	61.4%
Agricultural	4,333	18.9	4,128	20.9
Residential	5,116	22.4	3,623	18.3
Total mortgage loans (1)	22,996	100.5	19,910	100.6
Allowance for credit losses	(119)	(0.5)	(123)	(0.6)
Total mortgage loans, net	$22,877	100.0%	$19,787	100.0%

(1)  Purchases of mortgage loans from third parties were $2.2 billion and $2.1 billion for the years ended December 31, 2022 and 2021, respectively, and were primarily comprised of residential mortgage loans.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Allowance for Credit Losses for Mortgage Loans

Evaluation and Measurement Methodologies

The allowance for credit losses is a valuation account that is deducted from the mortgage loan's amortized cost basis to present the net amount expected to be collected on the mortgage loan. The loan balance, or a portion of the loan balance, is written-off against the allowance when management believes this amount is uncollectible.

Accrued interest receivables are presented separate from the amortized cost basis of mortgage loans. An allowance for credit losses is generally not estimated on an accrued interest receivable, rather when a loan is placed in nonaccrual status the associated accrued interest receivable balance is written off with a corresponding reduction to net investment income. The accrued interest receivable on mortgage loans is included in accrued investment income and totaled $115 million and $95 million at December 31, 2022 and 2021, respectively.

The allowance for credit losses is estimated using relevant available information, from internal and external sources, relating to past events, current conditions, and a reasonable and supportable forecast. Historical credit loss experience provides the basis for estimating expected credit losses. Adjustments to historical loss information are made for differences in current loan-specific risk characteristics and environmental conditions. A reasonable and supportable forecast period of two-years is used with an input reversion period of one-year.

Mortgage loans are evaluated in each of the three portfolio segments to determine the allowance for credit losses. The loan-level loss rates are determined using individual loan terms and characteristics, risk pools/internal ratings, national economic forecasts, prepayment speeds, and estimated default and loss severity.

The resulting loss rates are applied to the mortgage loan's amortized cost to generate an allowance for credit losses. In certain situations, the allowance for credit losses is measured as the difference between the loan's amortized cost and liquidation value of the collateral. These situations include collateral dependent loans, expected troubled debt restructurings ("TDR"), foreclosure probable loans, and loans with dissimilar risk characteristics.

Mortgage loans are also evaluated to determine if they qualify as PCD assets. To determine if the credit deterioration experienced since origination is more than insignificant, the extent of credit deterioration is evaluated. All re-performing/ modified loan ("RPL") pools purchased after December 31, 2019 are determined to have been acquired with evidence of more than insignificant credit deterioration since origination and are classified as PCD assets. RPLs are pools of residential mortgage loans acquired at a discount or premium which have both credit and non-credit components. For PCD mortgage loans, the allowance for credit losses is determined using a similar methodology described above, except the loss-rate is determined at the pool level instead of the individual loan level. The initial allowance for credit losses, determined on a collective basis, is then allocated to the individual loans. The initial amortized cost of the loan is grossed-up to reflect the sum of the loan's purchase price and allowance for credit losses. The difference between the grossed-up amortized cost basis and the par value of the loan is a noncredit discount or premium, which is accreted or amortized into net investment income over the remaining life of the loan. Any subsequent PCD mortgage loan allowance for credit losses is evaluated in a manner similar to the process described above for each of the three portfolio segments.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Rollforward of the Allowance for Credit Losses for Mortgage Loans by Portfolio Segment

The changes in the allowance for credit losses by portfolio segment were as follows:

	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1, 2020	$27	$16	$21	$64
Current period provision	17	(1)	14	30
Balance at December 31, 2020	44	15	35	94
Current period provision	23	(3)	7	27
PCD credit allowance	—	—	2	2
Balance at December 31, 2021	67	12	44	123
Current period provision	5	3	11	19
Charge-offs, net of recoveries	(23)	—	—	(23)
Balance at December 31, 2022	$49	$15	$55	$119

PCD Mortgage Loans

Purchases of PCD mortgage loans are summarized as follows:

	December 31,
	2022	2021
	(In millions)
Purchase price	$62	$462
Allowance at acquisition date	—	2
Discount or premium attributable to other factors	7	(29)
Par value	$69	$435

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Credit Quality of Mortgage Loans by Portfolio Segment

The amortized cost of mortgage loans by year of origination and credit quality indicator was as follows at:

	2022	2021	2020	2019	2018	Prior	Total
	(In millions)
December 31, 2022
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$1,916	$2,819	$405	$1,493	$888	$3,624	$11,145
65% to 75%	503	354	—	271	367	402	1,897
76% to 80%	—	18	40	90	65	48	261
Greater than 80%	—	—	—	25	57	162	244
Total commercial mortgage loans	2,419	3,191	445	1,879	1,377	4,236	13,547
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	532	1,163	418	496	643	710	3,962
65% to 75%	148	90	59	56	1	16	370
Greater than 80%	—	—	—	—	1	—	1
Total agricultural mortgage loans	680	1,253	477	552	645	726	4,333
Residential mortgage loans
Performing	1,266	1,745	167	215	168	1,491	5,052
Nonperforming	4	8	—	2	1	49	64
Total residential mortgage loans	1,270	1,753	167	217	169	1,540	5,116
Total	$4,369	$6,197	$1,089	$2,648	$2,191	$6,502	$22,996
	2021	2020	2019	2018	2017	Prior	Total
	(In millions)
December 31, 2021
Commercial mortgage loans
Loan-to-value ratios:
Less than 65%	$2,771	$437	$1,539	$986	$553	$3,300	$9,586
65% to 75%	633	92	383	406	127	458	2,099
76% to 80%	—	—	55	29	59	31	174
Greater than 80%	—	—	—	30	—	270	300
Total commercial mortgage loans	3,404	529	1,977	1,451	739	4,059	12,159
Agricultural mortgage loans
Loan-to-value ratios:
Less than 65%	1,150	539	510	674	284	608	3,765
65% to 75%	114	77	61	26	33	52	363
Total agricultural mortgage loans	1,264	616	571	700	317	660	4,128
Residential mortgage loans
Performing	1,124	202	270	230	132	1,606	3,564
Nonperforming	1	—	3	3	1	51	59
Total residential mortgage loans	1,125	202	273	233	133	1,657	3,623
Total	$5,793	$1,347	$2,821	$2,384	$1,189	$6,376	$19,910

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The loan-to-value ratio is a measure commonly used to assess the quality of commercial and agricultural mortgage loans. The loan-to-value ratio compares the amount of the loan to the estimated fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. Performing status is a measure commonly used to assess the quality of residential mortgage loans. A loan is considered performing when the borrower makes consistent and timely payments.

The amortized cost of commercial mortgage loans by debt-service coverage ratio was as follows at:

	December 31,
	2022		2021
	Amortized Cost	% of Total	Amortized Cost	% of Total
	(Dollars in millions)
Debt-service coverage ratios:
Greater than 1.20x	$12,132	89.6%	$10,263	84.4%
1.00x — 1.20x	589	4.3	595	4.9
Less than 1.00x	826	6.1	1,301	10.7
Total	$13,547	100.0%	$12,159	100.0%

The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios less than 1.00 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A debt-service coverage ratio greater than 1.00 times indicates an excess of net operating income over the debt-service payments.

Past Due Mortgage Loans by Portfolio Segment

The Company has a high-quality, well-performing mortgage loan portfolio, with over 99% of all mortgage loans classified as performing at both December 31, 2022 and 2021. Delinquency is defined consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans — 60 days and agricultural mortgage loans — 90 days.

The aging of the amortized cost of past due mortgage loans by portfolio segment was as follows at:

	December 31,
	2022				2021
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Current	$13,547	$4,314	$5,041	$22,902	$12,159	$4,128	$3,550	$19,837
30-59 days past due	—	—	11	11	—	—	14	14
60-89 days past due	—	—	16	16	—	—	14	14
90-179 days past due	—	3	31	34	—	—	29	29
180+ days past due	—	16	17	33	—	—	16	16
Total	$13,547	$4,333	$5,116	$22,996	$12,159	$4,128	$3,623	$19,910

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Mortgage Loans in Nonaccrual Status by Portfolio Segment

Mortgage loans are placed in a nonaccrual status if there are concerns regarding collectability of future payments or the loan is past due, unless the past due loan is well collateralized.

The amortized cost of mortgage loans in a nonaccrual status by portfolio segment was as follows at:

	Commercial	Agricultural	Residential (1)	Total
	(In millions)
December 31, 2022	$11	$3	$64	$78
December 31, 2021	$—	$—	$59	$59

(1)  All mortgage loans in nonaccrual status had an allowance for credit losses at both December 31, 2022 and 2021.

Current period investment income on mortgage loans in nonaccrual status was $2 million and $1 million for the years ended December 31, 2022 and 2021, respectively.

Modified Mortgage Loans by Portfolio Segment

Under certain circumstances, modifications are granted to nonperforming mortgage loans. Each modification is evaluated to determine if a TDR has occurred. A modification is a TDR when the borrower is in financial difficulty and the creditor makes concessions. Generally, the types of concessions may include reducing the amount of debt owed, reducing the contractual interest rate, extending the maturity date at an interest rate lower than current market interest rates and/or reducing accrued interest. The Company did not have a significant amount of mortgage loans modified in a TDR during both years ended December 31, 2022 and 2021.

Other Invested Assets

Over 75% of other invested assets is comprised of freestanding derivatives with positive estimated fair values. See Note 7 for information about freestanding derivatives with positive estimated fair values. Other invested assets also includes the Company's investment in company-owned life insurance, FHLB stock, the intercompany lending facility, tax credit and renewable energy partnerships and leveraged leases.

Leveraged Leases

The carrying value of leveraged leases was $48 million and $49 million at December 31, 2022 and 2021, respectively. The allowance for credit losses was $13 million, at both December 31, 2022 and 2021. Rental receivables are generally due in periodic installments. The payment periods for leveraged leases generally range from one to 10 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. Nonperforming rental receivables are generally defined as those that are 90 days or more past due. At both December 31, 2022 and 2021, all leveraged leases were performing.

Net Unrealized Investment Gains (Losses)

Unrealized investment gains (losses) on fixed maturity securities and the effect on DAC, VOBA and future policy benefits, that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in accumulated other comprehensive income (loss) ("AOCI").

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities	$(8,632)	$8,251	$11,818
Derivatives	628	320	162
Other	(7)	(27)	(16)
Subtotal	(8,011)	8,544	11,964
Amounts allocated from:
Future policy benefits	964	(3,210)	(4,598)
DAC and VOBA	392	(387)	(494)
Subtotal	1,356	(3,597)	(5,092)
Deferred income tax benefit (expense)	1,398	(1,039)	(1,443)
Net unrealized investment gains (losses)	$(5,257)	$3,908	$5,429

The changes in net unrealized investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$3,908	$5,429	$3,229
Unrealized investment gains (losses) during the year	(16,555)	(3,420)	4,853
Unrealized investment gains (losses) relating to:
Future policy benefits	4,174	1,388	(1,907)
DAC and VOBA	779	107	(162)
Deferred income tax benefit (expense)	2,437	404	(584)
Balance at December 31,	$(5,257)	$3,908	$5,429
Change in net unrealized investment gains (losses)	$(9,165)	$(1,521)	$2,200

Concentrations of Credit Risk

There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2022 and 2021.

Securities Lending

Elements of the securities lending program are presented below at:

	December 31,
	2022	2021
	(In millions)
Securities on loan: (1)
Amortized cost	$3,995	$3,573
Estimated fair value	$3,638	$4,539
Cash collateral received from counterparties (2)	$3,731	$4,611
Securities collateral received from counterparties (3)	$—	$2
Reinvestment portfolio — estimated fair value	$3,603	$4,730

(1)  Included in fixed maturity securities.

(2)  Included in payables for collateral under securities loaned and other transactions.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

(3)  Securities collateral received from counterparties may not be sold or re-pledged, unless the counterparty is in default, and is not reported on the consolidated financial statements.

The cash collateral liability by loaned security type and remaining tenor of the agreements were as follows at:

	December 31, 2022				December 31, 2021
	Open (1)	1 Month or Less	1 to 6 Months	Total	Open (1)	1 Month or Less	1 to 6 Months	Total
	(In millions)
U.S. government and agency	$640	$1,527	$984	$3,151	$1,094	$2,125	$1,391	$4,610
U.S. corporate	2	410	—	412	1	—	—	1
Foreign corporate	—	152	—	152	—	—	—	—
Foreign government	—	16	—	16	—	—	—	—
Total	$642	$2,105	$984	$3,731	$1,095	$2,125	$1,391	$4,611

(1)  The related loaned security could be returned to the Company on the next business day which would require the Company to immediately return the cash collateral.

If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell securities to meet the return obligation, it may have difficulty selling such collateral that is invested in securities in a timely manner, be forced to sell securities in a volatile or illiquid market for less than what otherwise would have been realized in normal market conditions, or both. The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2022 was $627 million, comprised of U.S. government and agency and U.S. corporate securities which, if put back to the Company, could be immediately sold to satisfy the cash requirement.

The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including ABS, agency RMBS, U.S. government and agency securities, U.S. and foreign corporate securities, non-agency RMBS and CMBS) with 56% invested in agency RMBS, U.S. government and agency securities and cash and cash equivalents at December 31, 2022. If the securities on loan or the reinvestment portfolio become less liquid, the Company has the liquidity resources of most of its general account available to meet any potential cash demands when securities on loan are put back to the Company.

Invested Assets on Deposit, Held in Trust and Pledged as Collateral

Invested assets on deposit, held in trust and pledged as collateral at estimated fair value were as follows at:

	December 31,
	2022	2021
	(In millions)
Invested assets on deposit (regulatory deposits) (1)	$7,996	$9,996
Invested assets held in trust (reinsurance agreements) (2)	5,592	6,023
Invested assets pledged as collateral (3)	13,920	5,116
Total invested assets on deposit, held in trust and pledged as collateral	$27,508	$21,135

(1)  The Company has assets, primarily fixed maturity securities, on deposit with governmental authorities relating to certain policyholder liabilities, of which $21 million and $25 million of the assets on deposit represents restricted cash and cash equivalents at December 31, 2022 and 2021, respectively.

(2)  The Company has assets, primarily fixed maturity securities, held in trust relating to certain reinsurance transactions, of which $233 million and $118 million of the assets held in trust balance represents restricted cash and cash equivalents at December 31, 2022 and 2021, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

(3)  The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 3) and derivative transactions (see Note 7).

See "— Securities Lending" for information regarding securities on loan. In addition, the Company's investment in FHLB common stock, which is considered restricted until redeemed by the issuer, was $201 million and $70 million at redemption value at December 31, 2022 and 2021, respectively.

Collectively Significant Equity Method Investments

The Company holds investments in limited partnerships and LLCs consisting of leveraged buy-out funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $4.8 billion at December 31, 2022. The Company's maximum exposure to loss related to these equity method investments is the carrying value of these investments plus unfunded commitments of $1.6 billion at December 31, 2022. The Company's investments in limited partnerships and LLCs are generally of a passive nature in that the Company does not participate in the management of the entities.

As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) for each of the years ended December 31, 2022, 2021 and 2020. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities or earnings of such entities.

The aggregated summarized financial data presented below reflects the latest available financial information and is as of and for the years ended December 31, 2022, 2021 and 2020. Aggregate total assets of these entities totaled $879.8 billion and $811.7 billion at December 31, 2022 and 2021, respectively. Aggregate total liabilities of these entities totaled $109.2 billion and $103.2 billion at December 31, 2022 and 2021, respectively. Aggregate net income (loss) of these entities totaled ($12.8) billion, $22.6 billion and $37.7 billion for the years ended December 31, 2022, 2021 and 2020, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

A variable interest entity ("VIE") is a legal entity that does not have sufficient equity at risk to finance its activities or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity.

The Company enters into various arrangements with VIEs in the normal course of business and has invested in legal entities that are VIEs. VIEs are consolidated when it is determined that the Company is the primary beneficiary. A primary beneficiary is the variable interest holder in a VIE with both (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. In addition, the evaluation of whether a legal entity is a VIE and if the Company is a primary beneficiary includes a review of the capital structure of the VIE, the related contractual relationships and terms, the nature of the operations and purpose of the VIE, the nature of the VIE interests issued and the Company's involvement with the entity.

There were no material VIEs for which the Company has concluded that it is the primary beneficiary at either December 31, 2022 or 2021.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

The carrying amount and maximum exposure to loss related to the VIEs for which the Company has concluded that it holds a variable interest, but is not the primary beneficiary, were as follows at:

	December 31,
	2022		2021
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
	(In millions)
Fixed maturity securities	$15,781	$17,334	$16,326	$15,659
Limited partnerships and LLCs	4,123	5,478	3,666	5,101
Total	$19,904	$22,812	$19,992	$20,760

The Company's investments in unconsolidated VIEs are described below.

Fixed Maturity Securities

The Company invests in U.S. corporate bonds, foreign corporate bonds and Structured Securities issued by VIEs. The Company is not obligated to provide any financial or other support to these VIEs, other than the original investment. The Company's involvement with these entities is limited to that of a passive investor. The Company has no unilateral right to appoint or remove the servicer, special servicer, or investment manager, which are generally viewed as having the power to direct the activities that most significantly impact the economic performance of the VIE, nor does the Company function in any of these roles. The Company does not have the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the entity; as a result, the Company has determined it is not the primary beneficiary, or consolidator, of the VIE. The Company's maximum exposure to loss on these fixed maturity securities is limited to the amortized cost of these investments. See "— Fixed Maturity Securities Available-for-sale" for information on these securities.

Limited Partnerships and LLCs

The Company holds investments in certain limited partnerships and LLCs which are VIEs. These ventures include limited partnerships, LLCs, private equity funds, and to a lesser extent tax credit and renewable energy partnerships. The Company is not considered the primary beneficiary, or consolidator, when its involvement takes the form of a limited partner interest and is restricted to a role of a passive investor, as a limited partner's interest does not provide the Company with any substantive kick-out or participating rights, nor does it provide the Company with the power to direct the activities of the fund. The Company's maximum exposure to loss on these investments is limited to: (i) the amount invested in debt or equity of the VIE and (ii) commitments to the VIE, as described in Note 13.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Net Investment Income

The components of net investment income were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Investment income:
Fixed maturity securities	$3,044	$2,794	$2,659
Equity securities	2	5	6
Mortgage loans	840	686	663
Policy loans	42	41	34
Limited partnerships and LLCs (1)	263	1,391	240
Cash, cash equivalents and short-term investments	56	3	41
Other	66	42	52
Total investment income	4,313	4,962	3,695
Less: Investment expenses	249	147	167
Net investment income	$4,064	$4,815	$3,528

(1)  Includes net investment income pertaining to other limited partnership interests of $170 million, $1.3 billion and $225 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities	$(188)	$(22)	$298
Equity securities	(12)	—	—
Mortgage loans	(20)	(29)	(27)
Limited partnerships and LLCs	(20)	—	(3)
Other	—	(12)	11
Total net investment gains (losses)	$(240)	$(63)	$279

Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($18) million, $0 and $7 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

6. Investments (continued)

Sales or Disposals of Fixed Maturity Securities

Investment gains and losses on sales of securities are determined on a specific identification basis. Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Proceeds	$6,557	$6,201	$3,201
Gross investment gains	$55	$96	$389
Gross investment losses	(236)	(100)	(76)
Net investment gains (losses)	$(181)	$(4)	$313

7. Derivatives

Accounting for Derivatives

See Note 1 for a description of the Company's accounting policies for derivatives and Note 8 for information about the fair value hierarchy for derivatives.

Derivative Strategies

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize its exposure to various market risks, including interest rate, foreign currency exchange rate, credit and equity market.

Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral").

Interest Rate Derivatives

Interest rate swaps: The Company uses interest rate swaps to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaps are used in non-qualifying hedging relationships.

Interest rate caps: The Company uses interest rate caps to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities. Interest rate caps are used in non-qualifying hedging relationships.

Interest rate floors: The Company uses interest rate floors to protect against a decline in interest rates on floating rate assets in the Company's institutional spread margin business. Interest rate floors are used in non-qualifying hedging relationships.

Interest rate swaptions: The Company uses interest rate swaptions to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate swaptions are used in non-qualifying hedging relationships. Interest rate swaptions are included in interest rate options.

Interest rate forwards: The Company uses interest rate forwards to manage the collective interest rate risks primarily in variable annuity products and ULSG. Interest rate forwards are used in cash flow and non-qualifying hedging relationships.

Foreign Currency Exchange Rate Derivatives

Foreign currency swaps: The Company uses foreign currency swaps to convert foreign currency denominated cash flows to U.S. dollars to reduce cash flow fluctuations due to changes in currency exchange rates. Foreign currency swaps are used in cash flow and non-qualifying hedging relationships.

Foreign currency forwards: The Company uses foreign currency forwards to hedge currency exposure on its invested assets. Foreign currency forwards are used in non-qualifying hedging relationships.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Credit Derivatives

Credit default swaps: The Company uses credit default swaps to create synthetic credit investments to replicate credit exposure that is more economically attractive than what is available in the market or otherwise unavailable (written credit protection), or to reduce credit loss exposure on certain assets that the Company owns (purchased credit protection). Credit default swaps are used in non-qualifying hedging relationships.

Credit default swaptions: The Company uses credit default swaptions to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. Swaptions are used to create callable bonds from replication synthetic asset transaction ("RSAT") positions. This enhances the income of the RSAT program through earned premiums while not changing the credit profile of the RSATs. Credit default swaptions are used in non-qualifying hedging relationships.

Equity Market Derivatives

Equity index options: The Company uses equity index options primarily to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity index options to hedge index-linked annuity products and certain invested assets against adverse changes in equity markets. Certain of these contracts may also contain settlement provisions linked to interest rates ("hybrid options"). Equity index options are used in non-qualifying hedging relationships.

Equity total return swaps: The Company uses equity total return swaps to hedge minimum guarantees embedded in certain variable annuity products against adverse changes in equity markets. Additionally, the Company uses equity total return swaps to hedge index-linked annuity products against adverse changes in equity markets. Equity total return swaps are used in non-qualifying hedging relationships.

Equity variance swaps: The Company uses equity variance swaps to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. Equity variance swaps are used in non-qualifying hedging relationships.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

Primary Risks Managed by Derivatives

The primary underlying risk exposure, gross notional amount, and estimated fair value of derivatives held were as follows at:

		December 31,
		2022			2021
		Gross Notional	Estimated Fair Value		Gross Notional	Estimated Fair Value
	Primary Underlying Risk Exposure	Amount	Assets	Liabilities	Amount	Assets	Liabilities
		(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate forwards	Interest rate	$60	$—	$12	$180	$30	$—
Foreign currency swaps	Foreign currency exchange rate	3,981	584	8	3,237	220	22
Total qualifying hedges		4,041	584	20	3,417	250	22
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	3,145	98	46	2,595	325	17
Interest rate floors	Interest rate	3,250	12	3	—	—	—
Interest rate caps	Interest rate	6,350	137	43	5,100	29	4
Interest rate options	Interest rate	28,688	22	232	8,050	83	—
Interest rate forwards	Interest rate	18,168	35	2,466	9,808	627	109
Foreign currency swaps	Foreign currency exchange rate	810	147	—	956	94	21
Foreign currency forwards	Foreign currency exchange rate	295	1	1	288	—	4
Credit default swaps — written	Credit	1,757	18	2	1,724	39	1
Credit default swaptions	Credit	100	—	—	150	—	—
Equity index options	Equity market	17,229	697	351	24,692	1,155	877
Equity variance swaps	Equity market	—	—	—	281	9	1
Equity total return swaps	Equity market	32,909	520	747	32,719	493	588
Hybrid options	Equity market	—	—	—	900	8	—
Total non-designated or non-qualifying derivatives		112,701	1,687	3,891	87,263	2,862	1,622
Embedded derivatives:
Ceded guaranteed minimum income benefits	Other	N/A	117	—	N/A	186	—
Direct index-linked annuities	Other	N/A	—	3,564	N/A	—	6,211
Direct guaranteed minimum benefits	Other	N/A	—	1,371	N/A	—	1,725
Assumed guaranteed minimum benefits	Other	N/A	—	285	N/A	—	427
Assumed index-linked annuities	Other	N/A	—	368	N/A	—	437
Total embedded derivatives		N/A	117	5,588	N/A	186	8,800
Total		$116,742	$2,388	$9,499	$90,680	$3,298	$10,444

Based on gross notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2022 and 2021. The Company's use of derivatives includes (i) derivatives that serve as macro hedges of the Company's exposure to various risks and generally do not qualify for hedge accounting because they do not meet the criteria required under portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities and generally do not qualify for hedge accounting because they do not meet the criteria of being "highly effective" as outlined in Accounting Standards Codification 815 — Derivatives and Hedging; (iii) derivatives that economically hedge embedded derivatives that do not qualify for hedge accounting because the changes in estimated fair value of the embedded derivatives are already recorded in net income; and (iv) written credit default swaps that are used to create synthetic credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The amount and location of gains (losses), including earned income, recognized for derivatives and gains (losses) pertaining to hedged items reported in net derivative gains (losses) were as follows:

	Year Ended December 31, 2022
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$5	$—	$4	$(50)
Foreign currency exchange rate	12	(11)	52	379
Total cash flow hedges	17	(11)	56	329
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(4,001)	—	—	—
Foreign currency exchange rate	95	(16)	—	—
Credit	(2)	—	—	—
Equity market	590	—	—	—
Embedded	3,730	—	—	—
Total non-qualifying hedges	412	(16)	—	—
Total	$429	$(27)	$56	$329
	Year Ended December 31, 2021
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$(20)
Foreign currency exchange rate	7	(3)	34	190
Total cash flow hedges	9	(3)	37	170
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	(717)	—	—	—
Foreign currency exchange rate	48	2	—	—
Credit	17	—	—	—
Equity market	(486)	—	—	—
Embedded	(1,229)	—	—	—
Total non-qualifying hedges	(2,367)	2	—	—
Total	$(2,358)	$(1)	$37	$170

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)
	Year Ended December 31, 2020
	Net Derivative Gains (Losses) Recognized for Derivatives	Net Derivative Gains (Losses) Recognized for Hedged Items	Net Investment Income	Amount of Gains (Losses) Deferred in AOCI
	(In millions)
Derivatives Designated as Hedging Instruments:
Cash flow hedges:
Interest rate	$2	$—	$3	$77
Foreign currency exchange rate	13	(6)	36	(129)
Total cash flow hedges	15	(6)	39	(52)
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate	3,557	—	—	—
Foreign currency exchange rate	(17)	(7)	—	—
Credit	18	—	—	—
Equity market	(1,367)	—	—	—
Embedded	(2,325)	—	—	—
Total non-qualifying hedges	(134)	(7)	—	—
Total	$(119)	$(13)	$39	$(52)

At December 31, 2022 and 2021, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions was one year and two years, respectively.

At December 31, 2022 and 2021, the balance in AOCI associated with cash flow hedges was $628 million and $320 million, respectively.

Credit Derivatives

In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation.

The estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps were as follows at:

	December 31,
	2022			2021
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Aaa/Aa/A	$7	$544	2.2	$12	$589	2.4
Baa	8	1,185	5.0	27	1,131	5.0
Ba	2	24	4.0	—	—	0.0
Caa and Lower	(1)	4	3.0	(1)	4	4.0
Total	$16	$1,757	4.1	$38	$1,724	4.1

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

(1)  The Company has written credit protection on both single name and index references. The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2)  The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.

Counterparty Credit Risk

The Company may be exposed to credit-related losses in the event of counterparty nonperformance on derivative instruments. Generally, the credit exposure is the fair value at the reporting date less any collateral received from the counterparty.

The Company manages its credit risk by: (i) entering into derivative transactions with creditworthy counterparties governed by master netting agreements; (ii) trading through regulated exchanges and central clearing counterparties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

See Note 8 for a description of the impact of credit risk on the valuation of derivatives.

The estimated fair values of net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

		Gross Amounts NotOffset on the Consolidated Balance Sheets
	Gross Amount Recognized	Financial Instruments (1)	Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged (3)	Net Amount After Securities Collateral
	(In millions)
December 31, 2022
Derivative assets	$2,295	$(1,659)	$(629)	$7	$(5)	$2
Derivative liabilities	$3,910	$(1,659)	$—	$2,251	$(2,251)	$—
December 31, 2021
Derivative assets	$3,113	$(1,155)	$(1,480)	$478	$(413)	$65
Derivative liabilities	$1,632	$(1,155)	$—	$477	$(477)	$—

(1)  Represents amounts subject to an enforceable master netting agreement or similar agreement.

(2)  The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.

(3)  Securities collateral received from counterparties is not reported on the consolidated balance sheets and may not be sold or re-pledged unless the counterparty is in default. Amounts do not include excess of collateral pledged or received.

The Company's collateral arrangements generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that counterparty reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions which permit the party with positive fair value to terminate the derivative at the current fair value or demand immediate full collateralization from the party in a net liability position, in the event that the financial strength or credit rating of the party in a net liability position falls below a certain level.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

7. Derivatives (continued)

The aggregate estimated fair values of derivatives in a net liability position containing such credit-contingent provisions and the aggregate estimated fair value of assets posted as collateral for such instruments were as follows at:

	December 31,
	2022	2021
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$2,251	$477
Estimated Fair Value of Collateral Provided (2):
Fixed maturity securities	$4,894	$839

(1)  After taking into consideration the existence of netting agreements.

(2)  Substantially all of the Company's collateral arrangements provide for daily posting of collateral for the full value of the derivative contract. As a result, if the credit-contingent provisions of derivative contracts in a net liability position were triggered, minimal additional assets would be required to be posted as collateral or needed to settle the instruments immediately. Additionally, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third-party custodians.

8. Fair Value

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Recurring Fair Value Measurements

The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy are presented in the tables below. Investments that do not have a readily determinable fair value and are measured at net asset value (or equivalent) as a practical expedient to estimated fair value are excluded from the fair value hierarchy.

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$30,973	$1,189	$32,162
Foreign corporate	—	9,894	598	10,492
U.S. government and agency	3,507	4,391	—	7,898
RMBS	—	7,477	14	7,491
CMBS	—	6,504	33	6,537
ABS	—	5,037	318	5,355
State and political subdivision	—	3,741	—	3,741
Foreign government	—	1,043	38	1,081
Total fixed maturity securities	3,507	69,060	2,190	74,757
Equity securities	12	27	27	66
Short-term investments	206	93	—	299
Derivative assets: (1)
Interest rate	—	304	—	304
Foreign currency exchange rate	—	703	29	732
Credit	—	10	8	18
Equity market	—	1,217	—	1,217
Total derivative assets	—	2,234	37	2,271
Embedded derivatives within asset host contracts (2)	—	—	117	117
Separate account assets	29	78,851	—	78,880
Total assets	$3,754	$150,265	$2,371	$156,390
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$2,802	$—	$2,802
Foreign currency exchange rate	—	9	—	9
Credit	—	—	2	2
Equity market	—	1,098	—	1,098
Total derivative liabilities	—	3,909	2	3,911
Embedded derivatives within liability host contracts (2)	—	—	5,588	5,588
Total liabilities	$—	$3,909	$5,590	$9,499

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)
	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities:
U.S. corporate	$—	$37,568	$906	$38,474
Foreign corporate	—	11,112	493	11,605
U.S. government and agency	3,159	6,009	—	9,168
RMBS	—	9,209	11	9,220
CMBS	—	7,149	44	7,193
ABS	—	4,110	165	4,275
State and political subdivision	—	4,760	—	4,760
Foreign government	—	1,806	26	1,832
Total fixed maturity securities	3,159	81,723	1,645	86,527
Equity securities	21	61	13	95
Short-term investments	640	20	2	662
Derivative assets: (1)
Interest rate	—	1,094	—	1,094
Foreign currency exchange rate	—	304	10	314
Credit	—	27	12	39
Equity market	—	1,649	16	1,665
Total derivative assets	—	3,074	38	3,112
Embedded derivatives within asset host contracts (2)	—	—	186	186
Separate account assets	41	106,184	—	106,225
Total assets	$3,861	$191,062	$1,884	$196,807
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$130	$—	$130
Foreign currency exchange rate	—	47	—	47
Credit	—	—	1	1
Equity market	—	1,465	1	1,466
Total derivative liabilities	—	1,642	2	1,644
Embedded derivatives within liability host contracts (2)	—	—	8,800	8,800
Total liabilities	$—	$1,642	$8,802	$10,444

(1)  Derivative assets are reported in other invested assets and derivative liabilities are reported in other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets.

(2)  Embedded derivatives within asset host contracts are reported in premiums, reinsurance and other receivables. Embedded derivatives within liability host contracts are reported in policyholder account balances.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Valuation Controls and Procedures

The Company monitors and provides oversight of valuation controls and policies for securities, mortgage loans and derivatives, which are primarily executed by its valuation service providers. The valuation methodologies used to determine fair values prioritize the use of observable market prices and market-based parameters and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. The valuation methodologies for securities, mortgage loans and derivatives are reviewed on an ongoing basis and revised when necessary. In addition, the Chief Accounting Officer periodically reports to the Audit Committee of Brighthouse Financial's Board of Directors regarding compliance with fair value accounting standards.

The fair value of financial assets and financial liabilities is based on quoted market prices, where available. Prices received are assessed to determine if they represent a reasonable estimate of fair value. Several controls are performed, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, reviewing the bid/ ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. Independent non-binding broker quotes, also referred to herein as "consensus pricing," are used for a non-significant portion of the portfolio. Prices received from independent brokers are assessed to determine if they represent a reasonable estimate of fair value by considering such pricing relative to the current market dynamics and current pricing for similar financial instruments.

A formal process is also applied to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained. If obtaining an independent non-binding broker quotation is unsuccessful, the last available price will be used.

Additional controls are performed, such as, balance sheet analytics to assess reasonableness of period to period pricing changes, including any price adjustments. Price adjustments are applied if prices or quotes received from independent pricing services or brokers are not considered reflective of market activity or representative of estimated fair value. The Company did not have significant price adjustments during the year ended December 31, 2022.

Determination of Fair Value

Fixed Maturity Securities

The fair values for actively traded marketable bonds, primarily U.S. government and agency securities, are determined using the quoted market prices and are classified as Level 1 assets. For fixed maturity securities classified as Level 2 assets, fair values are determined using either a market or income approach and are valued based on a variety of observable inputs as described below.

U.S. corporate and foreign corporate securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, or duration. Privately-placed securities are valued using the additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

U.S. government and agency, state and political subdivision and foreign government securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark U.S. Treasury yield or other yields, spread off the U.S. Treasury yield curve for the identical security, issuer ratings and issuer spreads, broker-dealer quotes, and comparable securities that are actively traded.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Structured Securities: Fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, ratings, geographic region, weighted average coupon and weighted average maturity, average delinquency rates and debt-service coverage ratios. Other issuance-specific information is also used, including, but not limited to; collateral type, structure of the security, vintage of the loans, payment terms of the underlying asset, payment priority within tranche, and deal performance.

Equity Securities and Short-term Investments

The fair value for actively traded equity securities and short-term investments are determined using quoted market prices and are classified as Level 1 assets. For financial instruments classified as Level 2 assets, fair values are determined using a market approach and are valued based on a variety of observable inputs as described below.

Equity securities and short-term investments: Fair value is determined using third-party commercial pricing services, with the primary input being quoted prices in markets that are not active.

Derivatives

The fair values for exchange-traded derivatives are determined using the quoted market prices and are classified as Level 1 assets. For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Embedded Derivatives

Embedded derivatives principally include certain direct and ceded variable annuity guarantees and equity crediting rates within index-linked annuity contracts. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The Company issues certain variable annuity products with guaranteed minimum benefits. GMABs, the non-life contingent portion of GMWBs and certain portions of GMIBs are accounted for as embedded derivatives and measured at estimated fair value separately from the host variable annuity contract. These embedded derivatives are classified in policyholder account balances, with changes in estimated fair value reported in net derivative gains (losses).

The Company determines the fair value of these embedded derivatives by estimating the present value of projected future benefits minus the present value of projected future fees using actuarial and capital markets assumptions including expectations of policyholder behavior. The calculation is based on in-force business and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk-free rates. The percentage of fees included in the initial fair value measurement is not updated in subsequent periods.

Capital markets assumptions, such as risk-free rates and implied volatilities, are based on market prices for publicly-traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital markets inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for BHF's debt. These observable spreads are then adjusted to reflect the priority of these liabilities and claims-paying ability of the issuing insurance subsidiaries as compared to BHF's overall financial strength.

Risk margins are established to capture the non-capital markets risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees.

The Company issues and assumes through reinsurance index-linked annuities which allow the policyholder to participate in returns from equity indices. The crediting rates associated with these features are embedded derivatives which are measured at estimated fair value separately from the host fixed annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified in policyholder account balances.

The estimated fair value of crediting rates associated with index-linked annuities is determined using a combination of an option pricing model and an option-budget approach. The valuation of these embedded derivatives also includes the establishment of a risk margin, as well as changes in nonperformance risk.

Transfers Into or Out of Level 3:

Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) were as follows at:

			December 31, 2022		December 31, 2021		Impact of Increase in Input
	Valuation Techniques	Significant Unobservable Inputs	Range		Range		on Estimated Fair Value
Embedded derivatives
Direct, assumed and ceded guaranteed minimum benefits	• Option pricing techniques	• Mortality rates	0.03	% - 12.62%	0.03	% - 12.62%	Decrease (1)
		• Lapse rates	0.30	% - 14.50%	0.30	% - 14.50%	Decrease (2)
		• Utilization rates	0.00	% - 25.00%	0.00	% - 25.00%	Increase (3)
		• Withdrawal rates	0.25	% - 10.00%	0.25	% - 10.00%	(4)
		• Long-term equity volatilities	16.46	% - 22.01%	16.44	% - 22.16%	Increase (5)
		• Nonperformance risk spread	0.00	% - 1.98%	(0.38	)% - 1.49%	Decrease (6)

(1)  Mortality rates vary by age and by demographic characteristics such as gender. The range shown reflects the mortality rate for policyholders between 35 and 90 years old, which represents the majority of the business with living benefits. Mortality rate assumptions are set based on company experience and include an assumption for mortality improvement.

(2)  The range shown reflects base lapse rates for major product categories for duration 1-20, which represents majority of business with living benefit riders. Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies.

(3)  The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible in a given year. The range shown represents the floor and cap of the GMIB dynamic election rates across varying levels of in-the-money. For lifetime withdrawal guarantee riders, the assumption is that everyone will begin withdrawals once account value reaches zero which is equivalent to a 100% utilization rate. Utilization rates may vary by the type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder.

(4)  The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(5)  Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(6)  Nonperformance risk spread varies by duration. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)
The Company does not develop unobservable inputs used in measuring fair value for all other assets and liabilities classified within Level 3; therefore, these are not included in the table above. The other Level 3 assets and liabilities primarily included fixed maturity securities and derivatives. For fixed maturity securities valued based on non-binding broker quotes, an increase (decrease) in credit spreads would result in a higher (lower) fair value. For derivatives valued based on third-party pricing models, an increase (decrease) in credit spreads would generally result in a higher (lower) fair value.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The changes in assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3) were summarized as follows:

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities
	Corporate (1)	Structured Securities	Foreign Government	Equity Securities	Short-term Investments	Net Derivatives (2)	Net Embedded Derivatives (3)	Separate Account Assets (4)
	(In millions)
Balance, January 1, 2021	$684	$67	$—	$3	$—	$2	$(7,301)	$3
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(1)	—	—	—	—	1	(1,229)	—
Total realized/unrealized gains (losses) included in AOCI	(7)	—	—	—	—	12	—	—
Purchases (7)	951	202	26	10	2	20	—	—
Sales (7)	(53)	(12)	—	—	—	—	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	(84)	—
Transfers into Level 3 (8)	52	—	—	—	—	—	—	—
Transfers out of Level 3 (8)	(227)	(37)	—	—	—	1	—	(3)
Balance, December 31, 2021	1,399	220	26	13	2	36	(8,614)	—
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	(5)	1	—	—	—	(9)	3,730	—
Total realized/unrealized gains (losses) included in AOCI	(266)	(23)	(10)	—	—	17	—	—
Purchases (7)	933	251	5	14	—	1	—	—
Sales (7)	(184)	(16)	(2)	—	(2)	(9)	—	—
Issuances (7)	—	—	—	—	—	—	—	—
Settlements (7)	—	—	—	—	—	—	(587)	—
Transfers into Level 3 (8)	94	33	19	—	—	—	—	—
Transfers out of Level 3 (8)	(184)	(101)	—	—	—	(1)	—	—
Balance, December 31, 2022	$1,787	$365	$38	$27	$—	$35	$(5,471)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020 (9)	$(5)	$—	$—	$—	$—	$(4)	$(2,398)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021 (9)	$(2)	$—	$—	$—	$—	$(11)	$(761)	$—
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022 (9)	$3	$—	$—	$1	$—	$(1)	$3,432	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held at December 31, 2020 (9)	$(3)	$1	$—	$—	$—	$(9)	$—	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2021 (9)	$(6)	$—	$—	$—	$—	$12	$—	$—
Changes in unrealized gains (losses) included in OCI for the instruments still held as of December 31, 2022 (9)	$(268)	$(23)	$(10)	$—	$—	$17	$—	$—
Gains (Losses) Data for the year ended December 31, 2020:
Total realized/unrealized gains (losses) included in net income (loss) (5) (6)	$(6)	$—	$—	$—	$—	$9	$(2,325)	$—
Total realized/unrealized gains (losses) included in AOCI	$(3)	$1	$—	$—	$—	$(9)	$—	$—

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

(1)  Comprised of U.S. and foreign corporate securities.

(2)  Freestanding derivative assets and liabilities are reported net for purposes of the rollforward.

(3)  Embedded derivative assets and liabilities are reported net for purposes of the rollforward.

(4)  Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are reported in net investment gains (losses).

(5)  Amortization of premium/accretion of discount is included in net investment income. Changes in the allowance for credit losses and direct write-offs are charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/ unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

(6)  Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(7)  Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(8)  Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(9)  Changes in unrealized gains (losses) included in net income (loss) for fixed maturities are reported in either net investment income or net investment gains (losses). Substantially all changes in unrealized gains (losses) included in net income (loss) for net derivatives and net embedded derivatives are reported in net derivative gains (losses).

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

8. Fair Value (continued)

The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$22,877	$—	$—	$20,760	$20,760
Policy loans	$898	$—	$477	$453	$930
Other invested assets	$341	$—	$201	$140	$341
Premiums, reinsurance and other receivables	$5,915	$—	$77	$5,988	$6,065
Liabilities
Policyholder account balances	$31,223	$—	$—	$30,303	$30,303
Short-term debt	$125	$—	$—	$125	$125
Long-term debt	$838	$—	$28	$714	$742
Other liabilities	$1,009	$—	$212	$797	$1,009
Separate account liabilities	$1,022	$—	$1,022	$—	$1,022
	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$19,787	$—	$—	$20,591	$20,591
Policy loans	$869	$—	$470	$568	$1,038
Other invested assets	$85	$—	$70	$15	$85
Premiums, reinsurance and other receivables	$3,075	$—	$20	$3,583	$3,603
Liabilities
Policyholder account balances	$23,507	$—	$—	$23,487	$23,487
Long-term debt	$841	$—	$36	$1,087	$1,123
Other liabilities	$886	$—	$60	$816	$876
Separate account liabilities	$1,437	$—	$1,437	$—	$1,437

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term and Short-term Debt

Long-term debt outstanding was as follows at:

			December 31,
	Stated Interest Rate	Maturity	2022	2021
			(In millions)
Surplus note — affiliated (1)	8.070%	2059	$412	$412
Surplus note — affiliated (1)	8.150%	2058	200	200
Surplus note — affiliated (1)	7.800%	2058	200	200
Other long-term debt — unaffiliated (2)	7.028%	2030	26	29
Total long-term debt			$838	$841

(1)  Interest on affiliated surplus notes is payable annually. Payments of interest and principal may be made only with the prior approval of the Delaware Department of Insurance.

(2)  Represents non-recourse debt of a subsidiary for which creditors have no access, subject to customary exceptions, to the general assets of the Company other than recourse to certain investment companies.

The aggregate maturities of long-term debt at December 31, 2022 were $2 million in each of 2023 and 2024, $3 million in each of 2025, 2026 and 2027, and $825 million thereafter.

Interest expense related to long-term and short-term debt of $70 million, $67 million and $68 million for the years ended December 31, 2022, 2021 and 2020, respectively, is included in other expenses, of which $68 million, $65 million and $65 million, respectively, was associated with affiliated debt.

Intercompany Liquidity Facilities

BHF has established an intercompany liquidity facility with certain of its insurance and non-insurance subsidiaries to provide short-term liquidity within and across the combined group of companies. Under the facility, which is comprised of a series of revolving loan agreements among BHF and its participating subsidiaries, each company may lend to or borrow from each other, subject to certain maximum limits for a term of up to 364 days, depending on the agreement.

On May 16, 2022, BH Holdings issued a $125 million promissory note to Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY ("BHNY") issued a $125 million promissory note to BH Holdings (the "May 2022 Promissory Notes"), in which both notes bore interest at a fixed rate of 2.5363%. Upon maturity on August 16, 2022, the May 2022 Promissory Notes were replaced by two new promissory notes which bore interest at a fixed rate of 4.0466% (the "August 2022 Promissory Notes"). Upon maturity on November 16, 2022, the August 2022 Promissory Notes were replaced by two new promissory notes that bear interest at a fixed rate of 5.7689% and 5.4504%, respectively, and both mature on February 16, 2023 (the "November 2022 Promissory Notes"). See Note 15 for more information.

Committed Facilities

Reinsurance Financing Arrangement

Brighthouse Reinsurance Company of Delaware ("BRCD") maintains a financing arrangement with a pool of highly rated third-party reinsurers consisting of credit-linked notes that each mature in 2039. Effective December 31, 2022, with the explicit permission of the Delaware Commissioner, BRCD amended its financing agreement to increase the maximum facility from $12.0 billion to $15.0 billion. At December 31, 2022, there were no borrowings and there was $15.0 billion of funding available under this financing arrangement. For the years ended December 31, 2022, 2021 and 2020, the Company recognized commitment fees of $26 million, $34 million and $30 million, respectively, in other expenses associated with this financing arrangement.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

9. Long-term and Short-term Debt (continued)

Repurchase Facilities

At December 31, 2022, Brighthouse Life Insurance Company maintains secured committed repurchase facilities (the "Repurchase Facilities") under which Brighthouse Life Insurance Company may enter into repurchase transactions in an aggregate amount up to $2.0 billion for a term of up to three years. Under the Repurchase Facilities, Brighthouse Life Insurance Company may sell certain eligible securities at a purchase price based on the market value of the securities less an applicable margin based on the types of securities sold, with a concurrent agreement to repurchase such securities at a predetermined future date (up to three months) and at a price which represents the original purchase price plus interest. At December 31, 2022, there were no borrowings under the Repurchase Facilities.

10. Equity

Statutory Financial Information

The states of domicile of Brighthouse Life Insurance Company and BHNY impose RBC requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The requirements are used by regulators to assess the minimum amount of statutory capital needed for an insurance company to support its operations, based on its size and risk profile. RBC is based on the statutory financial statements and is calculated in a manner prescribed by the NAIC, with the RBC ratio equal to the total adjusted capital ("TAC") divided by the applicable company action level. Companies below minimum RBC ratios are subject to corrective action. The RBC ratios for Brighthouse Life Insurance Company and BHNY were each in excess of such minimums for all periods presented.

Brighthouse Life Insurance Company and BHNY prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile.

Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing investments and deferred tax assets on a different basis.

The tables below present amounts from Brighthouse Life Insurance Company and BHNY, which are derived from the statutory-basis financial statements as filed with the insurance regulators.

Statutory net income (loss) was as follows:

		Years Ended December 31,
Company	State of Domicile	2022	2021	2020
		(In millions)
Brighthouse Life Insurance Company	Delaware	$1,373	$(156)	$(979)
Brighthouse Life Insurance Company of NY	New York	$(152)	$(52)	$(390)

Statutory capital and surplus was as follows at:

	December 31,
Company	2022	2021
	(In millions)
Brighthouse Life Insurance Company	$6,349	$7,763
Brighthouse Life Insurance Company of NY	$223	$357

The Company has a reinsurance subsidiary, BRCD, which reinsures risks including level premium term life and ULSG assumed from other Brighthouse Financial life insurance subsidiaries. BRCD, with the explicit permission of the Delaware Insurance Commissioner ("Delaware Commissioner"), has included the value of credit-linked notes as admitted assets, which resulted in higher statutory capital and surplus of $10.7 billion and $8.6 billion for the years ended December 31, 2022 and 2021, respectively.

The statutory net income (loss) of BRCD was ($208) million, $543 million and $145 million for the years ended December 31, 2022, 2021 and 2020, respectively, and the combined statutory capital and surplus, including the aforementioned prescribed practices, were $696 million and $644 million at December 31, 2022 and 2021, respectively.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Dividend Restrictions

The table below sets forth the dividends permitted to be paid by certain of the Company's insurance companies without insurance regulatory approval and dividends paid:

	2023	2022	2021	2020
Company	Permitted Without Approval (1)	Paid (2)	Paid (2)	Paid (2)
	(In millions)
Brighthouse Life Insurance Company	$527	$—	$550	$1,250
Brighthouse Life Insurance Company of NY	$22	$—	$—	$—

(1)  Reflects dividend amounts that may be paid during 2023 without prior regulatory approval. However, because dividend tests may be based on dividends previously paid over rolling 12-month periods, if paid before a specified date during 2023, some or all of such dividends may require regulatory approval to the extent dividends were paid in 2022.

(2)  Reflects all amounts paid, including those requiring regulatory approval.

Under the Delaware Insurance Law, Brighthouse Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of Brighthouse Life Insurance Company's own securities. Brighthouse Life Insurance Company will be permitted to pay a stockholder dividend in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Delaware Commissioner and the Delaware Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the immediately preceding calendar year requires insurance regulatory approval. Under the Delaware Insurance Law, the Delaware Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.

Under New York insurance laws, BHNY is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent in any calendar year based on one of two standards. Under one standard, BHNY is permitted, without prior insurance regulatory clearance, to pay dividends out of earned surplus (defined as positive "unassigned funds (surplus)", excluding 85% of the change in net unrealized capital gains or losses (less capital gains tax), for the immediately preceding calendar year), in an amount up to the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not to exceed 30% of surplus to policyholders as of the end of the immediately preceding calendar year. In addition, under this standard, BHNY may not, without prior insurance regulatory clearance, pay any dividends in any calendar year immediately following a calendar year for which its net gain from operations, excluding realized capital gains, was negative. Under the second standard, if dividends are paid from a source other than earned surplus, BHNY may, without prior insurance regulatory clearance, pay an amount up to the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). In addition, BHNY will be permitted to pay a dividend to its parent in excess of the amounts allowed under both standards only if it files notice of its intention to declare such a dividend and the amount thereof with the NY Superintendent, and the NY Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. To the extent BHNY pays a stockholder dividend, such dividend will be paid to Brighthouse Life Insurance Company, its direct parent and sole stockholder.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Under BRCD's plan of operations, no dividend or distribution may be made by BRCD without the prior approval of the Delaware Commissioner. BRCD did not pay any extraordinary dividends during the year ended December 31, 2022. During the year ended December 31, 2021, BRCD paid an extraordinary dividend in the form of the settlement of affiliated reinsurance balances of $400 million, invested assets of $197 million and cash of $3 million. During the year ended December 31, 2020, BRCD paid an extraordinary dividend in the form of invested assets of $423 million and the settlement of affiliated reinsurance balances of $177 million, which was approved by the Delaware Commissioner in December 2019. During each of the years ended December 31, 2022, 2021 and 2020, BRCD paid cash dividends of $1 million to its preferred shareholders.

Accumulated Other Comprehensive Income (Loss)

Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets (1)	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Total
	(In millions)
Balance at December 31, 2019	$3,066	$163	$(14)	$3,215
OCI before reclassifications (2)	3,159	(52)	19	3,126
Deferred income tax benefit (expense) (3)	(663)	11	(13)	(665)
AOCI before reclassifications, net of income tax	5,562	122	(8)	5,676
Amounts reclassified from AOCI	(305)	(18)	—	(323)
Deferred income tax benefit (expense) (3)	64	4	—	68
Amounts reclassified from AOCI, net of income tax	(241)	(14)	—	(255)
Balance at December 31, 2020	5,321	108	(8)	5,421
OCI before reclassifications	(2,090)	170	1	(1,919)
Deferred income tax benefit (expense) (3)	438	(36)	—	402
AOCI before reclassifications, net of income tax	3,669	242	(7)	3,904
Amounts reclassified from AOCI	7	(12)	—	(5)
Deferred income tax benefit (expense) (3)	(1)	3	—	2
Amounts reclassified from AOCI, net of income tax	6	(9)	—	(3)
Balance at December 31, 2021	3,675	233	(7)	3,901
OCI before reclassifications	(12,112)	329	(22)	(11,805)
Deferred income tax benefit (expense) (3)	2,524	(50)	4	2,478
AOCI before reclassifications, net of income tax	(5,913)	512	(25)	(5,426)
Amounts reclassified from AOCI	202	(21)	—	181
Deferred income tax benefit (expense) (3)	(42)	5	—	(37)
Amounts reclassified from AOCI, net of income tax	160	(16)	—	144
Balance at December 31, 2022	$(5,753)	$496	$(25)	$(5,282)

(1)  See Note 6 for information on offsets to investments related to future policy benefits, DAC, VOBA and DSI.

(2)  Includes $3 million related to the adoption of the allowance for credit losses guidance

(3)  The effects of income taxes on amounts recorded in AOCI are also recognized in AOCI. These income tax effects are released from AOCI when the related activity is reclassified into results from operations.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

10. Equity (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	Years Ended December 31,
	2022	2021	2020
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains(losses)	$(182)	$(4)	$319	Net investment gains (losses)
Net unrealized investment gains (losses)	(20)	(3)	(14)	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(202)	(7)	305
Income tax (expense) benefit	42	1	(64)
Net unrealized investment gains (losses), net of income tax	(160)	(6)	241
Unrealized gains (losses) on derivatives — cash flow hedges:
Interest rate swaps	5	2	2	Net derivative gains (losses)
Interest rate swaps	4	3	3	Net investment income
Foreign currency swaps	12	7	13	Net derivative gains (losses)
Gains (losses) on cash flow hedges, before income tax	21	12	18
Income tax (expense) benefit	(5)	(3)	(4)
Gains (losses) on cash flow hedges, net of income tax	16	9	14
Total reclassifications, net of income tax	$(144)	$3	$255

11. Other Revenues and Other Expenses

Other Revenues

The Company has entered into contracts with mutual funds, fund managers, and their affiliates (collectively, the "Funds") whereby the Company is paid monthly or quarterly fees ("12b-1 fees") for providing certain services to customers and distributors of the Funds. The 12b-1 fees are generally equal to a fixed percentage of the average daily balance of the customer's investment in a fund. The percentage is specified in the contract between the Company and the Funds. Payments are generally collected when due and are neither refundable nor able to offset future fees.

To earn these fees, the Company performs services such as responding to phone inquiries, maintaining records, providing information to distributors and shareholders about fund performance and providing training to account managers and sales agents. The passage of time reflects the satisfaction of the Company's performance obligations to the Funds and is used to recognize revenue associated with 12b-1 fees.

Other revenues consisted primarily of 12b-1 fees of $217 million, $264 million and $235 million for the years ended December 31, 2022, 2021 and 2020, respectively, of which substantially all were reported in the Annuities segment.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

11. Other Expenses (continued)

Other Expenses

Information on other expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Compensation	$336	$360	$321
Contracted services and other labor costs	266	249	251
Transition services agreements	55	119	122
Establishment costs	63	93	194
Premium and other taxes, licenses and fees	49	47	39
Volume related costs, excluding compensation, net of DAC capitalization	478	643	591
Interest expense on debt	70	67	68
Other	358	222	258
Total other expenses	$1,675	$1,800	$1,844

Capitalization of DAC

See Note 4 for additional information on the capitalization of DAC.

Interest Expense on Debt

See Note 9 for attribution of interest expense by debt issuance.

Related Party Expenses

See Note 14 for a discussion of related party expenses included in the table above.

12. Income Tax

The provision for income tax was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Current:
Federal	$(88)	$5	$—
Deferred:
Federal	(120)	(76)	(433)
Provision for income tax expense (benefit)	$(208)	$(71)	$(433)

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The reconciliation of the income tax provision at the statutory tax rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2022	2021	2020
	(Dollars in millions)
Tax provision at statutory rate	$(57)	$(1)	$(365)
Tax effect of:
Resolution of prior years	(71)	(3)	—
Dividends received deduction	(32)	(34)	(38)
Change in uncertain tax benefits	(20)	—	—
Tax credits	(19)	(15)	(24)
Return to provision	(5)	12	2
Adjustments to deferred tax	(2)	(48)	(6)
Change in valuation allowance	—	18	—
Other, net	(2)	—	(2)
Provision for income tax expense (benefit)	$(208)	$(71)	$(433)
Effective tax rate	77%	1,654%	25%

Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2022	2021
	(In millions)
Deferred income tax assets:
Net unrealized investment losses	$1,397	$—
Net operating loss carryforwards	1,246	1,253
Investments, including derivatives	285	—
Tax credit carryforwards	183	150
Intangibles	43	45
Employee benefits	3	4
Other	28	5
Total deferred income tax assets	3,185	1,457
Less: Valuation allowance	18	18
Total net deferred income tax assets	3,167	1,439
Deferred income tax liabilities:
Policyholder liabilities and receivables	969	429
DAC	618	688
Net unrealized investment gains	—	1,039
Investments, including derivatives	—	264
Total deferred income tax liabilities	1,587	2,420
Net deferred income tax asset (liability)	$1,580	$(981)

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The following table sets forth the net operating loss carryforwards for tax purposes at December 31, 2022.

Net Operating Loss Carryforwards
(In millions)
Expiration
2032-2037	$2,008
Indefinite	3,924
$5,932

The following table sets forth the general business credits and foreign tax credits available for carryforward for tax purposes at December 31, 2022.

	Tax Credit Carryforwards
	General Business Credits	Foreign Tax Credits
	(In millions)
Expiration
2023-2026	$—	$18
2027-2031	—	121
2032-2036	5	26
2037-2041	13	—
Indefinite	—	—
	$18	$165

The Company believes that it is more likely than not that the benefit from certain tax credit carryforwards will not be realized. Accordingly, a valuation allowance of $18 million has been established on the deferred tax assets related to the tax credit carryforwards at December 31, 2022.

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate in the future.

A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$34	$34	$34
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	—
Additions for tax positions of current year	—	—	—
Reductions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—
Lapses of statutes of limitations	(20)	—	—
Balance at December 31,	$14	$34	$34
Unrecognized tax benefits that, if recognized would impact the effective rate	$14	$34	$34

The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included in other expenses, while penalties are included in income tax expense. Interest related to unrecognized tax benefits was not significant. The Company had no penalties for each of the years ended December 31, 2022, 2021 and 2020.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

12. Income Tax (continued)

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audits for the years 2017 and forward is not expected to have a material impact on the Company's consolidated financial statements.

Tax Sharing Agreements

For the periods prior to the Separation, the Company filed a consolidated federal life and non-life income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to the Company, and its includable subsidiaries, under the consolidated tax return regulations and a tax sharing agreement with MetLife, Inc. This tax sharing agreement states that federal taxes will be computed on a modified separate return basis with benefits for losses.

For periods after the Separation, the Company and any directly owned life insurance and reinsurance subsidiaries (including BHNY and BRCD) entered in a tax sharing agreement to join a life consolidated federal income tax return. The non-life subsidiaries of the Company will file their own federal income tax returns. The tax sharing agreements state that federal taxes are computed on a modified separate return basis with benefit for losses.

Income Tax Transactions with Former Parent

The Company entered into a tax separation agreement with MetLife, Inc. Among other things, the tax separation agreement governs the allocation between MetLife, Inc. and the Company of the responsibility for the taxes of the MetLife, Inc. group. The tax separation agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes. For the year ended December 31, 2022, MetLife, Inc. paid the Company $14 million, and for the years ended December 31, 2021 and 2020, the Company paid MetLife, Inc. $73 million and $0, respectively, under the tax separation agreement. At December 31, 2022, there was a current income tax receivable of $14 million, and at December 31, 2021, there was a current income tax payable of $68 million related to this agreement.

13. Contingencies, Commitments and Guarantees

Contingencies

Litigation

The Company is a defendant in a number of litigation matters. In some of the matters, large or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2022.

Matters as to Which an Estimate Can Be Made

For some loss contingency matters, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. In addition to amounts accrued for probable and reasonably estimable losses, as of December 31, 2022, the Company estimates the aggregate range of reasonably possible losses to be up to approximately $10 million.

Matters as to Which an Estimate Cannot Be Made

For other matters, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Sales Practices Claims

Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities or other products. The Company continues to defend vigorously against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

Cost of Insurance Class Actions

Richard A. Newton v. Brighthouse Life Insurance Company (U.S. District Court, Northern District of Georgia, Atlanta Division, filed May 8, 2020). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff was the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of all persons who own or owned life insurance policies issued where the terms of the life insurance policy provide or provided, among other things, a guarantee that the cost of insurance rates would not be increased by more than a specified percentage in any contract year. Plaintiff also alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, fraud, suppression and concealment, and violation of the Georgia Racketeer Influenced and Corrupt Organizations Act. Plaintiff seeks to recover damages, including punitive damages, interest and treble damages, attorneys' fees, and injunctive and declaratory relief. Brighthouse Life Insurance Company filed a motion to dismiss in June 2020, which was granted in part and denied in part in March 2021. Plaintiff was granted leave to amend the complaint. On January 18, 2023, the plaintiff filed a motion on consent to amend the second amended class action complaint to narrow the scope of the class sought to those who own or owned policies issued in Georgia; the motion was granted on January 23, 2023, and the third amended complaint was filed on January 23, 2023. The Company intends to vigorously defend this matter.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Lawrence Martin v. Brighthouse Life Insurance Company (U.S. District Court, Southern District of New York, filed April 6, 2021). Plaintiff has filed a purported class action lawsuit against Brighthouse Life Insurance Company. Plaintiff is the owner of a universal life insurance policy issued by Travelers Insurance Company, a predecessor to Brighthouse Life Insurance Company. Plaintiff seeks to certify a class of similarly situated owners of universal life insurance policies issued or administered by defendants and alleges that cost of insurance charges were based on improper factors and should have decreased over time due to improving mortality but did not. Plaintiff alleges, among other things, causes of action for breach of contract, breach of the covenant of good faith and fair dealing, and unjust enrichment. Plaintiff seeks to recover compensatory damages, attorney's fees, interest, and equitable relief including a constructive trust. Brighthouse Life Insurance Company filed a motion to dismiss in June 2021, which was denied in February 2022. BHNY was initially named as a defendant when the lawsuit was filed, but was dismissed as a defendant, without prejudice, in April 2022. The Company intends to vigorously defend this matter.

Summary

Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, large or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

Other Loss Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for loss contingencies associated with disputes or other matters involving third parties, including counterparties to contractual arrangements entered into by the Company (e.g., third-party vendors and reinsurers), as well as with tax or other authorities ("other loss contingencies"). The Company establishes liabilities for such other loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

In the matters where the Company's subsidiaries are acting as the reinsured or the reinsurer, such matters involve assertions by third parties primarily related to rates, fees or reinsured benefit calculations, and in certain of such matters, the counterparty has made a request to arbitrate.

On a quarterly basis, the Company reviews relevant information with respect to other loss contingencies and, when applicable, updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

As of December 31, 2022, the Company estimates the range of reasonably possible losses in excess of the amounts accrued for certain other loss contingencies to be from zero up to approximately $125 million, which are primarily associated with the reinsurance-related matters described above. For certain other matters, the Company may not currently be able to estimate the reasonably possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of such loss. During the second quarter of 2022, the Company settled a reinsurance-related matter with a third party for $140 million, which is reported in other expenses.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

13. Contingencies, Commitments and Guarantees (continued)

Commitments

Mortgage Loan Commitments

The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $247 million and $719 million at December 31, 2022 and 2021, respectively.

Commitments to Fund Partnership Investments, and Private Corporate Bond Investments

The Company commits to fund partnership investments and to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $1.9 billion and $2.3 billion at December 31, 2022 and 2021, respectively.

Guarantees

In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $6 million to $112 million, with a cumulative maximum of $118 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

In addition, the Company indemnifies its directors and officers as provided in its charters and bylaws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

The Company's recorded liabilities were $1 million at both December 31, 2022 and 2021 for indemnities, guarantees and commitments.

14. Related Party Transactions

The Company has various existing arrangements with its Brighthouse Financial affiliates and had previous arrangements with MetLife, Inc. for services necessary to conduct its activities. Certain of the MetLife, Inc. services have continued, however, MetLife, Inc. ceased to be a related party in June 2018. See Note 11 for amounts related to continuing transition services.

The Company has related party reinsurance, debt and equity transactions (see Notes 5, 9 and 10). Other material arrangements between the Company and its related parties not disclosed elsewhere are as follows:

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Notes to the Consolidated Financial Statements (continued)

14. Related Party Transactions (continued)

Shared Services and Overhead Allocations

Brighthouse Services currently provides the Company certain services which include, but are not limited to, treasury, financial planning and analysis, legal, human resources, tax planning, internal audit, financial reporting and information technology. When specific identification to a particular legal entity and/or product is not practicable, an allocation methodology based on various performance measures or activity-based costing, such as sales, new policies/contracts issued, reserves, and in-force policy counts is used. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Management believes that the methods used to allocate expenses under these arrangements are reasonable. Revenues received from an affiliate related to these agreements, recorded in universal life and investment-type product policy fees, were $193 million, $235 million and $213 million for the years ended December 31, 2022, 2021 and 2020, respectively. Costs incurred under these arrangements were $946 million, $1.0 billion and $1.1 billion for the years ended December 31, 2022, 2021 and 2020, respectively, and were recorded in other expenses.

Included in these costs were those incurred related to the establishment of services and infrastructure to replace those previously provided by MetLife, Inc.. The Company incurred costs of $0, $0 and $88 million for the years ended December 31, 2022, 2021 and 2020, respectively. The Company has been charged a fee to reflect the value of the available infrastructure and services provided by these costs. While management believes the method used to allocate expenses under this arrangement has been reasonable, the allocated expenses may not have been indicative of those of a standalone entity. These establishment costs were fully allocated as of December 31, 2020.

The Company had net receivables from/(payables to) affiliates, related to the items discussed above, of ($188) million and ($182) million at December 31, 2022 and 2021, respectively.

Broker-Dealer Transactions

The related party expense for the Company was commissions paid on the sale of variable products and passed through to the broker-dealer affiliate. The related party revenue for the Company was fee income passed through the broker-dealer affiliate from trusts and mutual funds whose shares serve as investment options of policyholders of the Company. Fee income received related to these transactions and recorded in other revenues was $186 million, $224 million and $200 million for the years ended December 31, 2022, 2021 and 2020, respectively. Commission expenses incurred related to these transactions and recorded in other expenses was $920 million, $1.0 billion and $858 million for the years ended December 31, 2022, 2021 and 2020, respectively. The Company also had related party fee income receivables of $14 million and $19 million at December 31, 2022 and 2021, respectively.

15. Subsequent Event

Intercompany Liquidity Facilities

Upon maturity on February 16, 2023, the November 2022 Promissory Notes were replaced with two $125 million promissory notes that each bear interest at a fixed rate of 5.9966% and 5.9937%, respectively, and both mature on May 16, 2023.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule I

Consolidated Summary of Investments
Other Than Investments in Related Parties
December 31, 2022

(In millions)

Types of Investments	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown on Balance Sheet
Fixed maturity securities:
Bonds:
U.S. government and agency	$8,195	$7,898	$7,898
State and political subdivision	4,015	3,741	3,741
Public utilities	3,599	3,160	3,160
Foreign government	1,148	1,081	1,081
All other corporate bonds	44,724	39,096	39,096
Total bonds	61,681	54,976	54,976
Mortgage-backed and asset-backed securities	21,270	19,383	19,383
Redeemable preferred stock	444	398	398
Total fixed maturity securities	83,395	74,757	74,757
Equity securities:
Non-redeemable preferred stock	43	37	37
Common stock:
Industrial, miscellaneous and all other	26	27	27
Public utilities	—	2	2
Total equity securities	69	66	66
Mortgage loans	22,877		22,877
Policy loans	898		898
Limited partnerships and LLCs	4,774		4,774
Short-term investments	299		299
Other invested assets	2,984		2,984
Total investments	$115,296		$106,655

(1)  Cost or amortized cost for fixed maturity securities represents original cost reduced by impairments that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for mortgage loans, cost represents original cost reduced by repayments and valuation allowances and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost; for limited partnerships and LLCs, cost represents original cost adjusted for equity in earnings and distributions.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information
(Parent Company Only)
December 31, 2022 and 2021

(In millions, except share and per share data)

	2022	2021
Condensed Balance Sheets
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $71,285 and $66,348, respectively; allowance for credit losses of $4 and $10, respectively)	$64,250	$73,232
Equity securities, at estimated fair value	55	85
Mortgage loans (net of allowance for credit losses of $114 and $120, respectively)	21,658	18,977
Policy loans	898	869
Limited partnerships and limited liability companies	4,191	4,271
Short-term investments, principally at estimated fair value	299	649
Investment in subsidiaries	2,563	5,127
Other invested assets, principally at estimated fair value	2,600	2,855
Total investments	96,514	106,065
Cash and cash equivalents	3,102	3,309
Accrued investment income	765	588
Premiums, reinsurance and other receivables (net of allowance for credit losses of $10 and $10, respectively)	18,292	15,080
Receivable from subsidiaries	11,568	11,422
Deferred policy acquisition costs and value of business acquired	4,692	4,405
Current income tax recoverable	27	—
Deferred income tax asset	3,197	1,385
Other assets	332	354
Separate account assets	74,958	101,076
Total assets	$213,447	$243,684
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits	$41,444	$42,081
Policyholder account balances	69,539	62,187
Other policy-related balances	3,724	3,764
Payables for collateral under securities loaned and other transactions	4,353	5,922
Long-term and short-term debt	812	812
Current income tax payable	—	11
Other liabilities	11,768	11,735
Separate account liabilities	74,958	101,076
Total liabilities	206,598	227,588
Stockholder's Equity
Common stock, par value $25,000 per share; 4,000 shares authorized; 3,000 shares issued and outstanding	75	75
Additional paid-in capital	17,773	17,773
Retained earnings (deficit)	(5,717)	(5,653)
Accumulated other comprehensive income (loss)	(5,282)	3,901
Total stockholder's equity	6,849	16,096
Total liabilities and stockholder's equity	$213,447	$243,684

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Condensed Statements of Operations
Revenues
Premiums	$371	$461	$428
Universal life and investment-type product policy fees	2,226	2,592	2,440
Net investment income	3,620	4,340	3,111
Other revenues	477	391	398
Net investment gains (losses)	(233)	12	296
Net derivative gains (losses)	2,863	(1,806)	(1,594)
Total revenues	9,324	5,990	5,079
Expenses
Policyholder benefits and claims	3,299	2,131	3,087
Interest credited to policyholder account balances	1,252	1,122	912
Amortization of deferred policy acquisition costs and value of business acquired	790	66	626
Other expenses	1,865	2,733	2,102
Total expenses	7,206	6,052	6,727
Income (loss) before provision for income tax and equity in earnings (losses) of subsidiaries	2,118	(62)	(1,648)
Provision for income tax expense (benefit)	309	(78)	(410)
Income (loss) before equity in earnings (losses) of subsidiaries	1,809	16	(1,238)
Equity in earnings (losses) of subsidiaries	(1,873)	50	(68)
Net income (loss) attributable to Brighthouse Life Insurance Company	$(64)	$66	$(1,306)
Comprehensive income (loss)	$(9,247)	$(1,454)	$900

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Condensed Financial Information (continued)
(Parent Company Only)
For the Years Ended December 31, 2022, 2021 and 2020

(In millions)

	2022	2021	2020
Condensed Statements of Cash Flows
Net cash provided by (used in) operating activities	$(898)	$1,368	$815
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities	9,701	11,647	7,591
Equity securities	48	107	66
Mortgage loans	2,036	2,814	1,869
Limited partnerships and limited liability companies	249	271	177
Purchases of:
Fixed maturity securities	(14,364)	(18,942)	(12,517)
Equity securities	(14)	(8)	(17)
Mortgage loans	(4,864)	(6,680)	(1,993)
Limited partnerships and limited liability companies	(807)	(837)	(581)
Cash received in connection with freestanding derivatives	4,327	3,489	6,035
Cash paid in connection with freestanding derivatives	(3,833)	(4,471)	(4,284)
Receipts on loans to affiliate	—	—	100
Issuances of loans to affiliate	(125)	—	(100)
Returns of capital and dividends from subsidiaries	30	24	16
Capital contributions to subsidiaries	(100)	—	—
Net change in policy loans	(29)	15	(9)
Net change in short-term investments	351	1,021	(223)
Net change in other invested assets	(381)	(33)	22
Net cash provided by (used in) investing activities	(7,775)	(11,583)	(3,848)
Cash flows from financing activities
Policyholder account balances:
Deposits	29,929	14,203	8,568
Withdrawals	(19,711)	(3,966)	(3,029)
Net change in payables for collateral under securities loaned and other transactions	(1,569)	821	812
Dividends paid to parent	—	(550)	(1,250)
Financing element on certain derivative instruments and other derivative related transactions, net	(183)	(368)	(957)
Net cash provided by (used in) financing activities	8,466	10,140	4,144
Change in cash, cash equivalents and restricted cash	(207)	(75)	1,111
Cash, cash equivalents and restricted cash, beginning of year	3,309	3,384	2,273
Cash, cash equivalents and restricted cash, end of year	$3,102	$3,309	$3,384
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$65	$65	$65
Income tax	$(56)	$45	$(32)
Non-cash transactions:
Transfer of fixed maturity securities from affiliates	$589	$240	$417
Transfer of limited partnerships and limited liability companies to affiliates	$587	$—	$—
Transfer of fixed maturity securities to affiliates	$296	$722	$280
Transfer of mortgage loans to affiliates	$89	$—	$—

See accompanying notes to the condensed financial information.

Brighthouse Life Insurance Company

Schedule II

Notes to the Condensed Financial Information
(Parent Company Only)

1. Basis of Presentation

The condensed financial information of Brighthouse Life Insurance Company (the "Parent Company") should be read in conjunction with the consolidated financial statements of Brighthouse Life Insurance Company and its subsidiaries and the notes thereto (the "Consolidated Financial Statements"). These condensed unconsolidated financial statements reflect the results of operations, financial position and cash flows for the Parent Company. Investments in subsidiaries are accounted for using the equity method of accounting.

The preparation of these condensed unconsolidated financial statements in conformity with GAAP requires management to adopt accounting policies and make certain estimates and assumptions. The most important of these estimates and assumptions relate to the fair value measurements, identifiable intangible assets and the provision for potential losses that may arise from litigation and regulatory proceedings and tax audits, which may affect the amounts reported in the condensed unconsolidated financial statements and accompanying notes. Actual results could differ from these estimates.

2. Investment in Subsidiaries

During the year ended December 31, 2022, Brighthouse Life Insurance Company paid a cash capital contribution of $100 million to BHNY. See Note 10 of the Notes to the Consolidated Financial Statements for information regarding dividends paid by BRCD to Brighthouse Life Insurance Company.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information
December 31, 2022 and 2021

(In millions)

Segment	DAC and VOBA	Future Policy Benefits and Other Policy-Related Balances	Policyholder Account Balances	Unearned Premiums (1), (2)	Unearned Revenue (1)
2022
Annuities	$4,603	$11,351	$54,812	$—	$80
Life	471	5,947	2,349	10	155
Run-off	4	19,537	6,787	—	254
Corporate & Other	106	7,416	10,164	6	—
Total	$5,184	$44,251	$74,112	$16	$489
2021
Annuities	$4,237	$10,258	$50,815	$—	$81
Life	515	5,945	2,404	10	133
Run-off	4	23,031	7,207	—	213
Corporate & Other	95	7,508	5,769	5	—
Total	$4,851	$46,742	$66,195	$15	$427

(1)  Amounts are included in the future policy benefits and other policy-related balances column.

(2)  Includes premiums received in advance.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule III

Consolidated Supplementary Insurance Information (continued)
December 31, 2022, 2021 and 2020

(In millions)

Segment	Premiums and Universal Life and Investment-Type Product Policy Fees	Net Investment Income (1)	Policyholder Benefits and Claims and Interest Credited to Policyholder Account Balances	Amortization of DAC and VOBA	Other Expenses
2022
Annuities	$1,997	$2,233	$2,736	$811	$963
Life	518	376	835	71	97
Run-off	615	1,146	1,796	—	292
Corporate & Other	73	309	190	(11)	323
Total	$3,203	$4,064	$5,557	$871	$1,675
2021
Annuities	$2,335	$2,196	$1,646	$86	$1,087
Life	640	617	654	8	160
Run-off	619	1,900	2,108	—	191
Corporate & Other	79	102	91	11	362
Total	$3,673	$4,815	$4,499	$105	$1,800
2020
Annuities	$2,179	$1,800	$2,438	$627	$1,043
Life	671	402	831	78	150
Run-off	642	1,264	3,421	—	185
Corporate & Other	83	62	60	(9)	466
Total	$3,575	$3,528	$6,750	$696	$1,844

(1)  See Note 2 of the Notes to the Consolidated Financial Statements for the basis of allocation of net investment income.

Brighthouse Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc.)

Schedule IV

Consolidated Reinsurance
December 31, 2022, 2021 and 2020

(Dollars in millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2022
Life insurance in-force	$475,382	$138,063	$8,034	$345,353	2.3%
Insurance premium
Life insurance (1)	$1,123	$493	$8	$638	1.3%
Accident & health insurance	198	195	—	3	0.0%
Total insurance premium	$1,321	$688	$8	$641	1.2%
2021
Life insurance in-force	$494,317	$145,618	$8,966	$357,665	2.5%
Insurance premium
Life insurance (1)	$1,193	$500	$(10)	$683	(1.5)%
Accident & health insurance	205	201	—	4	0.0%
Total insurance premium	$1,398	$701	$(10)	$687	(1.5)%
2020
Life insurance in-force	$509,456	$156,361	$8,965	$362,060	2.5%
Insurance premium
Life insurance (1)	$1,251	$532	$12	$731	1.6%
Accident & health insurance	215	210	—	5	0.0%
Total insurance premium	$1,466	$742	$12	$736	1.6%

(1)  Includes annuities with life contingencies.

For the years ended December 31, 2022, 2021 and 2020, reinsurance assumed included related party transactions for life insurance in-force of $1.5 billion, $1.6 billion and $1.7 billion, respectively, and life insurance premiums of $2 million for each of the years. There were no related party transactions for ceded life insurance in-force and life insurance premiums for the years ended December 31, 2022, 2021 and 2020.

PART C – OTHER INFORMATION
Item 27. Exhibits
(a)(i)(a)
Resolution of The Travelers Insurance Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to The Travelers Fund ABD for Variable Annuities’ Registration Statement on Form N-4 EL, File Nos. 033-65343/811-07465, filed December 22, 1995.)
(a)(i)(b)
Resolutions of MetLife Insurance Company of Connecticut Board of Directors dated August 13, 2014 (including Certificate of Conversion, Certificate of Incorporation and Certificate of Redomestication). (Incorporated herein by reference to Exhibit 2(c) to MetLife Insurance Company USA’s Registration Statement on Form S-3, File No. 333-201857, filed February 4, 2015.)
(b)
Not Applicable.
(c)(i)
Distribution and Principal Underwriting Agreement between The Travelers Insurance Company and Travelers Distribution LLC. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-118415, filed March 4, 2005.)
(c)(ii)
Agreement and Plan of Merger dated as of October 20, 2006. (Incorporated herein by reference to Exhibit 1(a) to the Registration Statement on Form S-1, File No. 333-138472 filed on November 7, 2006.)
(c)(iii)
Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)
(c)(iv)
Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N- 4, File No. 033-65343 filed April 6, 2006.)
(c)(v)
Master Retail Sales Agreement (MLIDC) (9-2012). (Incorporated herein by reference to Exhibit 3(d) to Post-Effective Amendment No. 23, Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(c)(vi)
Services Agreement between MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut and Amendment No. 1 to Services Agreement. (Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 15 to MetLife of CT Fund BD for Variable Annuities’ Registration Statement on Form N-4, File Nos. 033-73466/811-08242, filed April 7, 2008.)
(c)(vii)
Amendment to Distribution and Principal Underwriting Agreement between MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (effective November 14, 2014). (Incorporated herein by reference to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed on November 17, 2014.)
(c)(viii)
Amendment No. 2 to the Distribution and Principal Underwriting Agreement between MetLife Insurance Company USA and MetLife Investors Distribution Company (effective December 7, 2015). (Incorporated herein by reference to Exhibit 3(a)(ii) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)
(c)(ix)
Principal Underwriting and Distribution Agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC (effective March 6, 2017). (Incorporated herein by reference to Exhibit 3(e) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(c)(x)
Form of Brighthouse Securities, LLC Sales Agreement. (Incorporated herein by reference to Exhibit 3(iv) to Post-Effective Amendment No. 7 to Brighthouse Separate Account A’s Registration Statement on Form N-4, File Nos 333-209053/811-03365 filed on December 14, 2017.)
(c)(xi)
Form of Brighthouse Securities, LLC Sales Agreement (7-19 NY). (Filed herewith.)
(d)(i)
Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-118415, filed March 4, 2005.)
(d)(ii)
Company Name Change Endorsement. (Incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, File No. 033- 65343 filed April 6, 2006.)
(d)(iii)
Roth 401 Endorsement. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-65343 filed April 5, 2006.)
(d)(iv)
Roth 403(b) Endorsement. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities to the Registration Statement on Form N-4, File No. 033-65343 filed April 5, 2006.)
(d)(v)
Roth 403(b) Nationwide Tax Shelter Annuity Endorsement. (Incorporated herein by reference to Exhibit 4(e)(i) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-152189 filed April 7, 2010.)
(d)(vi)
MetLife Insurance Company of Connecticut 401(a)/403(a) Plan Endorsement. L-22492 (5/11). (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(d)(vii)
Company Name Change Endorsement effective November 14, 2014 (6-E120-14). (Incorporated herein by reference to Exhibit 4(a)(i) to MetLife Insurance Company USA’s Registration Statement on Form S-3, File No. 333-201857, filed February 4, 2015.)
(d)(viii)
Company Name Change Endorsement (effective March 6, 2017) (5-E132-6). (Incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(e)(i)(a)
Form of Application. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-118412, filed March 4, 2005.)
(e)(ii)(a)
Master Data Sheet Travelers Retirement Perspectives Rev. 5- 05 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(b)
Master Data Sheet Travelers Retirement Perspectives Rev. 7- 05 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(c)
Master Data Sheet Travelers Retirement Perspectives Rev. 8- 29-05 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)

(e)(ii)(d)
Master Data Sheet Travelers Retirement Perspectives Rev. 11- 05 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(e)
Master Data Sheet Travelers Retirement Perspectives Rev. 1- 06 L-21015TRP. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(f)
Master Data Sheet Travelers Retirement Perspectives NY Rev. 5-05 L-21015NY. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(g)
Master Data Sheet Travelers Retirement Perspectives NY Rev. 7-05 L-21015NY. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(h)
Master Data Sheet Travelers Retirement Perspectives NY Rev. 8-29-05 L-21015NY. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118412, filed April 10, 2006.)
(e)(ii)(i)
Master Data Sheet Travelers Retirement Perspectives NY Rev. 11-05 L-21015NY. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N- 4, File No. 333-118415, filed April 10, 2006.)
(e)(iii)
Form of Application (Participant Enrollment) MRP-UGT-ENR (09/16) MRP-UGT-ENR (02/17) Fs-B. (Incorporated herein by reference to Exhibit 5(2) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 333-156911, filed April 6, 2017.)
(f)(i)
Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40193, filed November 13, 1997.)
(f)(ii)
Certificate of Correction of MetLife Insurance Company of Connecticut, to the Amendment to the Charter as Amended and Restated of The Travelers Insurance Company, dated and executed as of the 4th day of April, 2007. (Incorporated herein by reference to Exhibit 6(a)(i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)
(f)(iii)
Amended and Restated By-Laws of Met-Life Insurance Company of Connecticut (June 1, 2012). (Incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 23 and Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(f)(iv)
Certificate of Amendment of the Charter as Amended and Restated of The Travelers Insurance Company effective May 1, 2006. (Incorporated herein by reference to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)
(f)(v)
Certificate of Incorporation of the Company and Certificate of Amendment (effective November 14, 2014). (Incorporated herein by reference to Exhibit 6(i) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed November 17, 2014.)
(f)(vi)
By-Laws of the Company. (Incorporated herein by reference to Exhibit 6(ii) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed November 17, 2014.)
(f)(vii)
Certificate of Amendment of Certificate of Incorporation of the Company (effective December 6, 2016). (Incorporated herein by reference to Exhibit (6)(f) to Post-

Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(f)(viii)
Amended and Restated Bylaws of the Company. (Incorporated herein by reference to Exhibit 6(g) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(g)(i)
Specimen Reinsurance Agreement. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File Numbers 333-65942/811-08225, filed April 15, 2003.)
(g)(ii)
Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance Agreement of Certain Annuity Contracts between MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company – Treaty #20176, effective January 1, 2014. (Incorporated herein by reference to Exhibit 7(d) to Post-Effective Amendment No. 24 to MetLife of CT Separate Account Eleven for Variable Annuities Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 4, 2014.)
(g)(iii)
Amendment to Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance between Brighthouse Life Insurance Company and Metropolitan Life Insurance Company (effective 11-01-21). (Filed herewith.)
(h)(i)(a)
Participation Agreement among Met Investors Series Trust, Met Investors Advisory, LLC, MetLife Investors Distribution Company, The Travelers Insurance Company and The Travelers Life and Annuity Company effective November 1, 2005. (Incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 14 to The Travelers Fund ABD for Variable Annuities Registration Statement on Form N-4, File No. 033-65343 filed April 6, 2006.)
(h)(i)(b)
First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, and MetLife Insurance Company of Connecticut as of May 1, 2009. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(i)(c)
Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(i)(d)
Amendment to Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut (effective November 17, 2014). (Incorporated herein by reference to Exhibit 8(i)(d) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200231/811-03365, filed November 17, 2014.)
(h)(ii)(a)
Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017). (Incorporated herein by reference to Exhibit 8(a)(iv) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)

(h)(ii)(b)
Amendment to Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Exhibit (h)(ii)(b) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)
(h)(iii)(a)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Securities, Inc. and MetLife Insurance Company of Connecticut entered as of April 30, 2007. (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)
(h)(iii)(b)
Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and MetLife Insurance Company of Connecticut entered as of August 31, 2007. (Incorporated herein by reference to Exhibit 8(c)(ii) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File 333-00165 filed October 31, 2007.)
(h)(iii)(c)
Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(iv)(a)
Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective March 6, 2017). (Incorporated herein by reference to Exhibit 8(b)(iv) to Post-Effective Amendment No. 9 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-152189/811-21262, filed April 5, 2017.)
(h)(iv)(b)
Amendment to Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and Brighthouse Life Insurance Company (effective 01-01-21). (Incorporated herein by reference to Exhibit (h)(iv)(b) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)
(h)(v)(a)
Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company effective October 1, 1999 and Amendments to the Participation Agreement (respectively effective May 1, 2001, December 31, 2002, April 14, 2003, October 20, 2005 and April 28, 2008). (Incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(v)(b)
Amendment to Participation Agreement (Summary) (4/30/10). (Incorporated herein by reference to Exhibit 8(d)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152194, filed April 5, 2011.)
(h)(v)(c)
Amendment No. 7 to the Participation Agreement among MetLife Insurance Company of Connecticut, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (effective

November 17, 2014). (Incorporated herein by reference to Exhibit 3(i)(b) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos, 333-200247/811-03365, filed November 17, 2014.)
(h)(v)(d)
Eighth Amendment to the Participation Agreement between MetLife Insurance Company USA, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated May 15, 2015. (Incorporated herein by reference to Exhibit 8(e)(iii) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)
(h)(v)(e)
Ninth Amendment to the Participation Agreement between MetLife Insurance Company USA, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company dated November 19, 2014. (Incorporated herein by reference to Exhibit 8(e)(iv) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)
(h)(v)(f)
Tenth Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (03-06-17) (Incorporated herein by reference to Exhibit 8(e)(v) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)
(h)(v)(g)
Eleventh Amendment to Participation Agreement among Brighthouse Life Insurance Company, American Funds Insurance Series, American Funds Distributors, Inc. and Capital Research and Management Company (effective 08-17-21). (Incorporated herein by reference to Exhibit (h)(v)(g) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)
(h)(vi)(a)
Amended and Restated Participation Agreement among The Travelers Insurance Company, Fidelity Distributors Corporation, VIP Fund, VIP Fund II and VIP Fund III effective May 1, 2001 and Amendments to the Amended and Restated Participation Agreement (respectively effective May 1, 2003 and December 8, 2004). (Incorporated herein by reference to Exhibit 8(o) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(vi)(b)
Amendment to the Participation Agreement with Fidelity Variable Insurance Products Funds (effective November 17, 2014). (Incorporated herein by reference to Exhibit 8(vii)(c) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200247/811-03365, filed November 17, 2014.)
(h)(vi)(c)
Summary Participation Agreement (Summary) (4/30/10). (Incorporated herein by reference to Exhibit 8(c)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h)(vi)(d)
Amendments to the Participation Agreement among MetLife Insurance Company USA (formerly MetLife Insurance Company of Connecticut), Fidelity Variable Insurance Products Funds and Fidelity Distributors Corporation (effective June 1, 2015, April 28, 2008, May 16, 2007 and October 1, 2005). (Incorporated herein by reference to Exhibit 8(l)(iii) to Post-Effective Amendment No. 27 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 5, 2017.)
(h)(vii)(a)
Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Brighthouse Life Insurance Company

(effective 3-06-17). (Incorporated herein by reference to Exhibit 8(l)(iv) to Post-Effective Amendment No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)
(h)(vii)(b)
Amendment to Participation Agreement among Brighthouse Life Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Company LLC (effective 03-01-21). (Incorporated herein by reference to Exhibit (h)(vii)(b) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)
(h)(viii)(a)
Amended and Restated Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company, Travelers Distribution LLC, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. effective May 1, 2004 and an Amendment to the Amended and Restated Participation Agreement (effective May 1, 2005). (Incorporated herein by reference to Exhibit 8(i) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(viii)(b)
Amendment No. 5 to A&R Participation Agreement (update schedules) (10/5/10). (Incorporated herein by reference to Exhibit 8(d)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h)(viii)(c)
Participation Agreement Addendum effective as of May 1, 2011, Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(viii)(d)
Amendment dated January 15, 2013 to the Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(i)(iii) to Post-Effective Amendment No. 23 and Amendment No. 152 to the Registration Statement on Form N-4, File No. 333-101778, filed April 3, 2013.)
(h)(viii)(e)
Amendment No. 7 to the Amended and Restated Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company. (Incorporated herein by reference to Exhibit 8(ii)(e) to MetLife Investors Variable Annuity Account One’s Registration Statement on Form N-4, File Nos. 333-200247/811-05200, filed November 17, 2014.)
(h)(viii)(f)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., MetLife Insurance Company of Connecticut and MetLife Investors Distribution Company (effective August 1, 2014). (Incorporated herein by reference to Exhibit 8(i)(v) to Post-Effective Amendment No. 26 to MetLife of CT Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/21262, filed on April 6, 2016.)
(h)(ix)
Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Brighthouse Securities, LLC (03-06-17). (Incorporated herein by reference to Exhibit 8(i)(vi) to Post-Effective Amendment

No. 29 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed on April 25, 2018.)
(h)(x)(a)
Participation Agreement among MetLife Insurance Company of Connecticut, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and Legg Mason Partners Fund Advisor, LLC effective January 1, 2009. (Incorporated herein by reference to Exhibit 8(k) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(x)(b)
Amendment to Participation Agreement (Summary) (4/30/10). (Incorporated herein by reference to Exhibit 8(f)(i) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-152189, filed April 5, 2011.)
(h)(x)(c)
Second Amendment to Participation Agreement among Legg Mason Investors Services, LLC, Legg Mason Partners Fund advisor, LLC, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust and MetLife Insurance Company of Connecticut. (Incorporated herein by reference to Exhibit 8(vii)(c) to MetLife Investors USA Separate Account A’s Registration Statement on Form N-4, File Nos. 333-200237/811-03365, filed on November 17, 2014.)
(h)(x)(d)
Third Amendment to Participation Agreement among Brighthouse Life Insurance Company, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC and LMP Fund Advisor, LLC (10-3-19). (Incorporated herein by reference to Exhibit 8(j)(iii) to Post-Effective Amendment No. 32 to Brighthouse Separate Account Eleven for Variable Annuities' Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed electronically on April 3, 2020.)
(h)(xi)(a)
Participation Agreement among The Travelers Insurance Company, The Travelers Life and Annuity Company and Janus Aspen Series effective May 1, 2000 and Amendments to the Participation Agreement (respectively effective July 1, 2000, October 15, 2000, May 1, 2001, May 24, 2001, January 31, 2002, May 1, 2003, August 1, 2004 and April 28, 2008). (Incorporated herein by reference to Exhibit 8(j) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-4, File No. 333-101778, filed April 7, 2009.)
(h)(xi)(b)
Amendment No. 8 to Participation Agreement between MetLife Insurance Company of Connecticut and Janus Aspen Series, effective as of May 1, 2011. (Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4, File No. 333-156911, on April 4, 2012.)
(h)(xi)(c)
Amendment No. 9 to Fund Participation Agreement among Janus Aspen Series and MetLife Insurance Company USA. (Incorporated herein by reference to Exhibit 8(e)(ii) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-152189, on April 8, 2015.)
(h)(xi)(d)
Amendment No. 10 to Fund Participation Agreement between Janus Aspen Series and Brighthouse Life Insurance Company (effective 03-01-21). (Incorporated herein by reference to Exhibit (h)(xi)(d) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)
(h)(xi)(e)
Amendment No.11 to Fund Participation Agreement for Rules 30e-3 and 498A among Janus Aspen Series, Brighthouse Life Insurance Company and Brighthouse Life Insurance Company of NY (effective 03-25-22). (Filed herewith.)
(h)(xii)(a)
Participation Agreement among Trust for Advised Portfolios, Quasar Distributors, LLC, 1919 Investment Counsel, LLC and MetLife Insurance Company USA (effective November 7, 2014). (Incorporated herein by reference to Exhibit 8(n) to MetLife of

CT Separate Account Eleven for Variable Annuities’ Post-Effective Amendment No. 25 to Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 8, 2015.)
(h)(xii)(b)
Amendments Nos. 1 and 2 among Trust for Advised Portfolios, Quasar Distributors, LLC, 1919 Investment Counsel, LLC and Brighthouse Life Insurance Company (effective 02-24-2020 and 01-01-2021, respectively). (Incorporated herein by reference to Exhibit 8(n)(i) to Post-Effective Amendment No. 33 to Brighthouse Separate Account Eleven for Variable Annuities’ Registration Statement on Form N-4, File Nos. 333-101778/811-21262, filed April 7, 2021.)
(i)
Opinion of Counsel as to the legality of securities being registered. (Filed with this Registration Statement on Form N-4, File No. 333-156911, on January 23, 2009.)
(j)
Not Applicable.
(k)
Not Applicable.
(l)
Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm. (Filed herewith.)
(m)
Not Applicable.
(n)
Not Applicable.
(o)
Form of Initial Summary Prospectus. (Incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 15 to Brighthouse Separate Account QPN for Variable Annuities’ Registration Statement on Form N-4, File No. 333-156911, filed April 7, 2022.)
(p)
Powers of Attorney for Eric Steigerwalt, Myles Lambert, David A. Rosenbaum, Jonathan Rosenthal, Edward A. Spehar, Kristine Toscano and Gianna H. Figaro-Sterling. (Filed herewith.)
101.
Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document. (Filed herewith.)
Item 28. Directors and Officers of the Depositor
Name and Principal Business Address	Positions and Offices with Depositor

Eric Steigerwalt 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jonathan Rosenthal 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Director, Vice President and Chief Investment Officer

Edward A. Spehar 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Financial Officer

Michele Abate 125 High Street, Suite 732 Boston, MA 02110	Vice President

Devon Arendosh 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

David Chamberlin 12802 Tampa Oaks Boulevard, Suite 447 Temple Terrace, FL 33637	Vice President

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Andrew DeRosa 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

David Dooley 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Vice President

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Lynn Dumais 11225 North Community House Road Charlotte, NC 28277	Vice President

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna H. Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Controller

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Officer

Jason Frain 11225 North Community House Road Charlotte, NC 28277	Vice President

Tyler Gates 11225 North Community House Road Charlotte, NC 28277	Vice President and Appointed Actuary

James Grady 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Jeffrey Halperin 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Compliance Officer

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

James Hoffman 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Chief Derivatives Officer

Allie Lin 11225 North Community House Road Charlotte, NC 28277	Vice President

Philip Melville 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Risk Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Vice President

Alan Otis 125 High Street, Suite 732 Boston, MA 02110	Vice President

James Painter 11225 North Community House Road Charlotte, NC 28277	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Phillip Pfotenhauer 12802 Tampa Oaks Boulevard, Suite 447 Temple Terrace, FL 33637	Vice President

Marc Pucci 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Kristi Slavin 125 High Street, Suite 732 Boston, MA 02110	Vice President

Gregor Speakman 11225 North Community House Road Charlotte, NC 28277	Vice President

Marcy Thailer 11225 North Community House Road Charlotte, NC 28277	Vice President – Dividend Actuary

Kristine Toscano 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Accounting Officer

Julienne Warr 11225 North Community House Road Charlotte, NC 28277	Vice President

Natalie Wright 11225 North Community House Road Charlotte, NC 28277	Vice President
Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant
The Registrant is an indirect subsidiary of Brighthouse Financial, Inc., a publicly traded company. The Registrant is subject to Delaware insurance law. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc.

ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2022
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2022.
The entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE)
Each entity which is indented under another entity is a subsidiary of such other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent companies. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following the name of such subsidiary. All of the entities listed below are included in the consolidated financial statements of Brighthouse Financial, Inc. Each of the entities listed under Section 2 is included in the consolidated financial statements of Brighthouse Life Insurance Company. Both Brighthouse Financial, Inc. and Brighthouse Life Insurance Company file consolidated financial statements with the SEC pursuant to the Securities Exchange Act of 1934, as amended.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.		Brighthouse Reinsurance Company of Delaware (DE)
		b.		Brighthouse Life Insurance Company of NY (NY)
			(i.)	BLICNY Property Ventures, LLC (DE)
		c.		Brighthouse Connecticut Properties Ventures, LLC (DE)
		d.		Brighthouse Renewables Holdings, LLC (DE)
			(i.)	Greater Sandhill I, LLC (DE)
		e.		Daniel/Brighthouse Midtown Atlanta Master Limited Liability Company (DE)
			(i.)	1075 Peachtree LLC (DE)
		f.		Brighthouse Assignment Company (CT)
		g.		ML 1065 Hotel, LLC (DE)
		h.		TIC European Real Estate LP, LLC (DE)
		i.		Euro TL Investments LLC (DE)
		j.		TLA Holdings LLC (DE)
			(i.)	The Prospect Company, LLC (DE)
		k.		Euro TI Investments LLC (DE)
		l.		TLA Holdings II LLC (DE)
		m.		BLIC Property Ventures, LLC (DE)
	3.	Brighthouse Securities, LLC (DE)
	4.	Brighthouse Services, LLC (DE)
	5.	Brighthouse Investment Advisers, LLC (DE)

Item 30. Indemnification
Pursuant to applicable provisions of Brighthouse Life Insurance Company’s by-laws or internal corporate policies adopted by Brighthouse Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of Brighthouse Life Insurance Company and of Brighthouse Life Insurance Company’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between Brighthouse Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities LLC’s distribution of the Contracts.
Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Registrant, the Depositor and the Underwriter, as well as certain other subsidiaries of Brighthouse, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriter
(a)
Brighthouse Securities, LLC serves as principal underwriter and distributor for the following investment companies (including the Registrant):
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)
Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are officers and managers of Brighthouse Securities, LLC. The principal business address for Brighthouse Securities, LLC is 11225 North Community House Road, Charlotte, NC 28277.
Name and Principal Business Address	Positions and Offices with Underwriter
Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, Chief Executive Officer and President

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Melissa Cox 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Amy Cusson 11225 North Community House Road Charlotte, NC 28277	Manager

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Meghan Doscher 11225 North Community House Road Charlotte, NC 28277	Manager

Kevin Macilvane, Jr. 11225 North Community House Road Charlotte, NC 28277	Manager

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Jeffrey Halperin 11225 North Community House Road Charlotte, NC 28277	Vice President, Chief Compliance Officer and General Counsel

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Derivatives Officer

John John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director
(c)
Compensation to the Distributor. The following aggregate amount of commissions and other compensation was received by the Distributor, directly or indirectly, from the Registrant and the other separate accounts of the Depositor, which also issue variable annuity contracts, during their last fiscal year:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation On Redemption	(4) Brokerage Commissions	(5) Other Compensation
Brighthouse Securities, LLC	$666,009,009	$0	$0	$0
Item 32. Location of Accounts and Records
Omitted.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representation
Brighthouse Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.
(a)
The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a) - (d) of Rule 6c-7 have been complied with.
(b)
The undersigned registrant represents that for its TSA variable annuities it is relying on the “no-action” position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1) - (4) of such letter.
(c)
The undersigned registrant represents that with respect to its TSA ERISA variable annuities, it is relying on the “no-action” position of the Commission staff as contained in its August 20, 2012 letter to the ING Life Insurance and Annuity Company and has complied with the provisions of such letter.

Signatures
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, in the city of Charlotte, and state of North Carolina, on this 6th day of April, 2023.
BRIGHTHOUSE LIFE INSURANCE COMPANY (Registrant)

BRIGHTHOUSE LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Donald A. Leintz
Donald A. Leintz Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on April 6, 2023.

/s/ Eric Steigerwalt* Eric Steigerwalt	Chairman of the Board, President, Chief Executive Officer and a Director
/s/ Myles Lambert* Myles Lambert	Director
/s/ David A. Rosenbaum* David A. Rosenbaum	Director
/s/ Jonathan Rosenthal* Jonathan Rosenthal	Director
/s/ Edward A. Spehar* Edward A. Spehar	Director, Vice President and Chief Financial Officer
/s/ Kristine Toscano* Kristine Toscano	Vice President and Chief Accounting Officer
/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro-Sterling	Vice President and Controller

*By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-in-Fact April 6, 2023
*
Brighthouse Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

Exhibit Index
(c)(xi)
Form of Brighthouse Securities, LLC Sales Agreement
(g)(iii)
Amendment to Service Agreement and Indemnity Combination Coinsurance and Modified Coinsurance between Brighthouse Life Insurance Company and Metropolitan Life Insurance Company
(h)(xi)(e)
Amendment No. 11 to Janus Aspen Series Participation Agreement
(l)
Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(p)
Powers of Attorney
101.
Inline Interactive Data File